As filed with the Securities and Exchange Commission on May 20, 2008
Securities Act Registration No. 333-146774
Investment Company Act Registration No. 811-22097

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-2

☑	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☑	PRE-EFFECTIVE AMENDMENT NO. 1

☐	POST-EFFECTIVE AMENDMENT NO.

and/or

☑	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☑	AMENDMENT NO. 2
Tortoise Gas and Oil Corporation
10801 Mastin Boulevard, Suite 222
Overland Park, Kansas 66210
(913) 981-1020
AGENT FOR SERVICE
David J. Schulte
10801 Mastin Boulevard, Suite 222
Overland Park, Kansas 66210
Copies of Communications to:

Steven F. Carman, Esq. Husch Blackwell Sanders LLP 4801 Main Street, Suite 1000 Kansas City, MO 64112 (816) 983-8000	Richard H. Kronthal, Esq. Andrews Kurth LLP 450 Lexington Avenue New York, NY 10017 (212) 850-2833
     Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.
     If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐
     It is proposed that this filing will become effective (check appropriate box):
     ☐ when declared effective pursuant to Section 8(c).
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities	Proposed Maximum
Being Registered	Offering Price (1)	Amount of Registration Fee
Common Stock	$75,000,000	$2,302.50(2)

(1)	Estimated solely for the purpose of calculating the registration fee.

(2)	Previously paid.
     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell nor does it seek an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS SUBJECT TO COMPLETION, DATED MAY 20, 2008
Shares Tortoise Gas and Oil Corporation Common Stock

We are a non-diversified closed-end management investment company focused on the energy sector. We seek to invest in privately-held companies and publicly traded master limited partnerships and their affiliates operating primarily in the upstream segment, and to a lesser extent the midstream segment, of the energy sector. Our goal is to provide our stockholders with a high level of total return through capital appreciation and current income. We invest in equity securities of companies that we expect to pay us current and growing distributions and provide capital growth through an initial public offering or strategic acquisitions. As of April 21, 2008, we had a $91 million portfolio consisting of investments in 11 portfolio companies. We have invested approximately $72.2 million of our portfolio in companies operating in the upstream segment of the energy sector.

We are externally managed by Tortoise Capital Advisors, L.L.C., a registered investment advisor specializing in the energy sector that had approximately $2.6 billion of assets under management as of March 31, 2008, including the assets of four other publicly traded closed-end management investment companies.

We expect the initial public offering price of our common shares to be between $      and $      per share. Our common shares are expected to be traded on the New York Stock Exchange under the symbol “TGO.”

Investing in our common shares involves risks, including the risk of leverage, that are described in the “Risk Factors” section of this prospectus beginning on page 16.

Currently, no public market exists for our common shares. Shares of closed-end investment companies have in the past frequently traded at a discount to their net asset value. If our common shares trade at a discount to net asset value, it may increase the risk of loss for purchasers in this offering. Purchasers in this offering will experience immediate dilution. See “Dilution.”

	Per Share	Total

Public offering price	$	$
Sales load	$	$
Proceeds, before expenses, to us(1)	$	$
Proceeds, before expenses, to the selling stockholders(1)	$	$

(1)	Before deducting expenses payable by us related to this offering estimated at approximately $ , which expenses include all expenses related to the offering and sale of our common shares by the selling stockholders (other than the sales load) estimated at approximately $ .

This prospectus relates to (i) the issuance and sale of           of our common shares by us, and (ii) the resale of up to           of our common shares by certain of our current stockholders, whom we refer to as selling stockholders. We will not receive any of the proceeds from the sale of any common shares by the selling stockholders. We have agreed to bear all expenses (other than the sales load) in connection with the registration and sale of the common shares being offered by the selling stockholders.

The underwriters may also purchase up to an additional           common shares from us at the public offering price, less the sales load, within           days from the date of this prospectus to cover over-allotments. If the underwriters exercise this option in full, the total public offering price will be $     , the total sales load paid by us will be $     , and total proceeds, before expenses, to us will be $     .

Neither the Securities and Exchange Commission nor any state securities commission have approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The underwriters expect that our common shares will be ready for delivery to purchasers on or about          .

Joint Book-Running Managers

Wachovia Securities	Stifel Nicolaus

Lehman Brothers

BB&T Capital Markets	Oppenheimer & Co.

Wunderlich Securities, Inc.	Davenport & Company LLC

The date of this prospectus is          , 2008

This prospectus sets forth information about us that a prospective investor should know before investing. You should read this prospectus and retain it for future reference. A Statement of Additional Information, dated             , 2008, containing additional information about us, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 92 of this prospectus, by calling toll-free 1-866-362-9331 or by writing to us at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210. After our initial public offering, you will also be able to obtain a copy of our Statement of Additional Information and annual and semi-annual reports to stockholders on our Advisor’s website (www.tortoiseadvisors.com). Information included on our Advisor’s website does not form part of this prospectus. You can review and copy documents we have filed at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information. The SEC charges a fee for copies. You can obtain the same information free from the SEC’s website (www.sec.gov) on which you may view our Statement of Additional Information, all materials incorporated by reference, and other information about us. You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, 100F Street N.E., Room 1580, Washington, D.C. 20549.

You should rely only on the information contained in or incorporated by reference into this prospectus. We have not, the selling stockholders have not, and the underwriters have not, authorized any other person to provide you with any different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, the selling stockholders are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date of this prospectus. Our business, financial condition and prospects may have changed since that date. We will amend or supplement this prospectus to reflect material changes to the information contained in this prospectus to the extent required by applicable law.

PROSPECTUS SUMMARY

This section is only a summary. It is not complete and may not contain all of the information you may want to consider before investing in our common shares. You should review the more detailed information contained in this prospectus, including under the heading “Risk Factors” beginning on page 16. Unless otherwise indicated in this prospectus or the context otherwise requires, all references in this prospectus to “the Company,” “we,” “our” or “us” are to Tortoise Gas and Oil Corporation. All statements made on behalf of the Company are based on the reasonable belief of our officers. In addition, unless otherwise indicated or the context otherwise requires, the number of common shares shown to be outstanding after this offering and other share-related information in this prospectus assume no exercise of the underwriters’ over-allotment option. We have also assumed the sale of           common shares at an offering price of $      per share (the mid-point of the range set forth on the cover of this prospectus).

The Company

We seek to provide our stockholders with an efficient vehicle to invest in a portfolio consisting of privately held companies and publicly traded master limited partnerships (“MLPs”) and their affiliates operating primarily in the upstream segment, and to a lesser extent the midstream segment, of the energy sector. Our investment objective is to seek a high level of total return through capital appreciation and current income. We invest in equity securities of companies that we expect to pay us current and growing distributions and provide capital growth through an initial public offering or strategic acquisitions. We are a recently organized Maryland corporation registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”).

Similar to the tax characterization of distributions made by MLPs to their unitholders, we believe that a significant portion of our distributions to our stockholders may be treated as a return of capital. Unlike most investment companies, we are treated as a corporation and not as a regulated investment company (“RIC”) for federal income tax purposes. See “Prospectus Summary — Tax Status” and “Certain U.S. Federal Income Tax Considerations.” We do not intend to elect to be treated as a business development company (“BDC”).

We raised approximately $82.9 million of gross proceeds ($77.0 million of net proceeds) through the private placement of 5,524,256 of our common shares on July 19, 2007. As of April 21, 2008, we had a $91 million portfolio consisting of investments in 11 portfolio companies. We have invested approximately $72.2 million of our portfolio in companies operating in the upstream segment of the energy sector.

The following table summarizes our investments as of April 21, 2008 (dollars in thousands).

		Fair
Portfolio Company	Principal Business	Value		Purchase Type	Yield to Cost(1)

Legacy Reserves, LP	Oil and natural gas exploitation and development in the Permian basin	$23,081		Direct Placement / Open Market	8.9%
BreitBurn Energy Partners L.P.	Oil and natural gas exploitation and development in multiple basins	$14,800		Direct Placement	6.7%
Linn Energy, LLC	Oil and natural gas exploitation in the Anadarko, Appalachian and Los Angeles basins	$15,159		Private Transaction	8.8%
Encore Energy Partners LP	Oil and natural gas exploitation and development in the Elk and Permian basins	$6,333		IPO / Open Market	7.6%
Quest Energy Partners, L.P.	Oil and natural gas exploitation and development in the Cherokee Basin in Oklahoma and Kansas	$4,936		IPO / Open Market	9.5%
NRPC Properties, LLC	Oil and natural gas exploitation and development projects targeting the Permian basin	$4,975	(2)	Private Co.	11.0%
EV Energy Partners, L.P.	Oil and natural gas exploitation and development in the Appalachian, East/Central Texas, Louisiana, Michigan and Mid-Continent areas	$2,891		Open Market	7.1%

Total Upstream Investments		$72,175

		Fair
Portfolio Company	Principal Business	Value		Purchase Type	Yield to Cost(1)

Quest Midstream Partners, L.P.	Natural gas gathering	$8,138	(3)	Private Co.	8.5%
Copano Energy, L.L.C.	Natural gas gathering and processing	$4,182		Direct Placement	6.1%
Other Public MLPs		$6,075		Open Market	7.5%

Total Midstream Investments		$18,395

Total Investments		$90,570			8.2%

(1)	The yield to cost has been calculated by annualizing the most recent distribution from the portfolio company and dividing by the amount invested in the underlying security. Actual distributions to us are based on each company’s available cash flow. Distributions may be above or below the yield to cost and are subject to change. See “Risk Factors.”
(2)	Valued at acquisition cost as of acquisition date of March 18, 2008.
(3)	As of February 29, 2008.

Our Advisor

We are managed by Tortoise Capital Advisors, L.L.C. (our “Advisor”), an investment advisor specializing in managing portfolios of securities of MLPs and other energy companies. As of March 31, 2008, our Advisor managed assets of approximately $2.6 billion in the energy sector, including the assets of four publicly traded closed-end management investment companies. Our Advisor’s aggregate managed capital is among the largest of investment advisors managing closed-end management investment companies focused on the energy sector. Our Advisor manages the following publicly traded closed-end management investment companies:

NYSE
Company Name	Ticker	Investment Focus

Tortoise Energy Infrastructure Corporation	TYG	U.S. Energy Infrastructure — Primarily in Midstream MLPs
Tortoise Energy Capital Corporation	TYY	U.S. Energy Infrastructure — Primarily in Midstream MLPs
Tortoise North American Energy Corporation	TYN	Canadian and U.S. Energy — Midstream, Downstream and Upstream Companies
Tortoise Capital Resources Corporation	TTO	Privately held and Micro-Cap U.S. Energy Infrastructure — Midstream, Downstream and, to a lesser extent, Upstream Companies

Each of our Advisor’s investment decisions will be reviewed and approved for us by the unanimous vote of its investment committee, comprised of its five managing directors with an average of over 20 years of financial investment experience. In addition, our Advisor initially will have seven senior investment professionals who will be responsible for the origination, negotiation, structuring and managing of our investments. Three of those individuals, Zachary Hamel, Terry Matlack, and David Schulte, are members of our Advisor’s investment committee. Biographical information for these three individuals, and for Jeff Fulmer, Dave Henriksen, Ed Russell and Rob Thummel, the other senior investment professionals who will work on our behalf, is set forth in “Management of the Company.”

Investment Objective

We pursue our investment objective by investing in a portfolio of privately held companies and publicly traded MLPs and their affiliates in the upstream segment, and to a lesser extent the midstream segment, of the energy sector. Companies operating in the upstream and midstream segments of the energy sector in which we may invest can be broadly categorized as follows:

•	Upstream — Companies with mature, developed, long-lived assets and multi-year hedging strategies that produce energy resources, including crude oil, natural gas, and coal from proved reserves; and

•	Midstream — Companies that transport, process, store, distribute or market natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.

Under normal circumstances, we invest at least 80% of our total assets (including assets obtained through leverage) in the equity securities of companies that derive a majority of their revenues from gas or oil operations in the upstream and midstream segments of the energy sector. We focus our investments in upstream companies whose efforts to maintain or expand proved reserves generally are funded by internally generated cash flow, the issuance of debt, or the issuance of additional equity. Proved reserves represent reserves that engineering professionals believe with reasonable certainty (at least 90% probability) will be recoverable in future years from known reservoirs under existing economic and operating conditions.

Targeted Investment Characteristics

Our investment strategy focuses on minimizing risk by using a disciplined screening process. We anticipate that our targeted investments will typically have the following characteristics:

•	Production vs. Exploration Focus — Companies that engage in the production of oil and natural gas reserves and the exploitation of proved reserves as opposed to the higher risk exploration of unproved properties.

•	Predictable Volume — Companies with a high percentage of long-lived, proved, developed producing assets, high reserves to production ratios, low natural decline rates and relatively mature properties.

•	Predictable Revenue — Companies that seek to mitigate potential commodity price risk by having a significant percentage of their production hedged for multiple years.

•	Current Yield Plus Growth Potential — Companies that generate a current cash return at the time of investment and that possess good prospects for growth. Typically, we would not expect to invest in start-up companies or companies having speculative business plans.

•	Low Operating Cost Structures — Companies with the ability to operate in wide-ranging commodity price environments due to low break-even operating costs.

•	Steady or Growing Distributable Cash Flow — Companies that successfully replace depleted reserves, allowing them to maintain or grow their cash distribution levels.

•	Experienced, Operations-Focused Management Teams — Companies with management teams experienced in recovering natural resources in the geographic area in which the company operates the assets. We seek companies with management teams that have a track record of success and who often add substantial knowledge and focus in particular segments of the energy sector or with certain types of assets.

•	Exit Opportunities — Companies that intend to and could become candidates for strategic acquisition by other industry participants and companies that may provide liquidity for our investments through an IPO of equity interests or other capital markets transactions.

Market Opportunity

We believe that our strategy will provide attractive investment opportunities as a result of the following factors:

•	Significant Private Company Investment Opportunities. We estimate that MLPs own 1.5% of all proved reserves in the U.S. We believe that attractive investment opportunities exist in privately held companies that may later seek to sell securities in the public markets and become MLPs. We seek to identify those private companies that we believe can become MLPs, and we hope to capture for our stockholders any increase in value that may result. We believe that there are more than 1,100 private energy production companies in the U.S., many of which face increasing difficulty accessing the capital markets due to a continuing preference by investors for securities offerings by larger companies with more liquid securities. We believe that the financing needs of those businesses will provide us with numerous attractive investment opportunities.

•	Direct Placements to Finance Acquisitions. Energy production companies need flexible financial structures and timely execution in order to finance internal growth projects and acquisitions. To obtain timely and flexible financing, energy production companies (particularly MLPs) have increasingly utilized direct placement transactions with institutional investors, including the investment funds pioneered by our Advisor. Through March 31, 2008, MLPs in the upstream segment of the energy sector have announced over $8.0 billion in acquisitions since their respective IPOs in 2006 and 2007. We estimate that at least $4.4 billion of these acquisitions were financed through the direct placement by those MLPs of their securities with institutional investors. Future acquisitions by MLPs likely will require equity financing that could provide us with direct placement opportunities.

•	Growing Acceptance by Capital Markets. There has been an emergence of MLPs successfully formed to move upstream energy production properties into more tax-efficient partnership structures. From January 1, 2006 through April 21, 2008, nine upstream MLPs have completed IPOs and had a combined market capitalization as of April 21, 2008 of approximately $9.2 billion. The conversion of private upstream companies into an MLP structure is driven by a desire to obtain higher valuations for underappreciated energy production companies and properties. We believe there is a large pool of uninvested private equity capital that will be attracted to the upstream segment to finance some of these conversions and that private equity firms will combine their capital with other investors such as us. We expect upstream MLPs that meet our targeted investment characteristics will continue to find increasing acceptance in the capital markets.

•	Substantial Asset Ownership Realignment. Similar to the trend in the midstream segment of the energy sector that occurred during the last decade, we expect upstream operations to increasingly shift to a MLP structure. Proved, developed producing energy reserves owned by major energy companies often are underutilized and undervalued relative to the core exploration and drilling operations of those companies. Separate ownership of these assets allows major energy companies to focus on their core exploration and drilling businesses and allows upstream energy production companies (privately held or MLPs) to maximize operational output and efficiency at a lower cost of capital. Furthermore, MLPs can utilize the tax advantage of holding MLP-qualifying mature production assets in a partnership structure and focusing capital and human resources directly on managing the assets effectively. We believe that in the upstream segment of the energy sector, the property acquisition and divestiture market has averaged approximately $37 billion of annual transactions between 2001 and 2006. We believe such activity will continue as larger integrated companies with higher cost structures continue to divest energy assets to smaller, more entrepreneurial companies, MLPs continue to pursue acquisitions to drive distribution growth and private equity firms seek to aggregate energy assets for contribution to existing or newly-formed MLPs or other public or private entities.

•	Asset Quality. Our investment strategy is anchored in our fundamental principles of growth, yield and quality. While we anticipate that our investments will provide some commodity price exposure, we use an investment strategy that has a disciplined screening process to attempt to lower that risk.

We target distribution paying companies with experienced, operations-focused management teams, long-lived proved, developed producing reserves, low natural decline rates and active hedging strategies to mitigate cash flow volatility.

•	Strong Crude Oil and Natural Gas Price Fundamentals. Liquid hydrocarbon demand, including crude oil demand, is expected to increase from 2004-2010 throughout the world at an average annual rate of 1.5%. This demand increase is expected to come primarily from the United States, which consumes more crude oil than any other country in the world, and rapidly growing economies like China and India. World production of crude oil is dominated by the Organization of Petroleum Exporting Countries (“OPEC”), with approximately 42% of 2005 production coming from OPEC members. Geopolitical events continue to create concerns regarding the world’s crude oil spare production capacity, which has declined over the last several years, contributing to relatively higher crude oil prices. The average annual rate of growth of natural gas consumption between 2006-2010 in the U.S. is expected to be 1.8%. This is expected to exceed the average annual rate of growth of natural gas production in the U.S. for the same period of 1.0%. Natural gas volumes imported from Canada are expected to decline as volumes are diverted to Canadian oil sands projects. In addition, natural gas well productivity levels continue to decline, and production from unconventional sources, which require more technology, is expected to increase. These factors contribute to relatively higher natural gas prices over time.

Competitive Advantages

We believe that we are well-positioned to meet the financing needs of energy companies in the upstream and midstream segments of the energy sector for the following reasons:

•	Established Track Record and Existing Portfolio. As of April 21, 2008, we had a $91 million portfolio consisting of investments in 11 portfolio companies. We have invested approximately $72.2 million of our portfolio in companies operating in the upstream segment of the energy sector. As of April 21, 2008, these investments had an expected yield to cost (calculated by annualizing the most recent distribution from the portfolio company and dividing by the amount invested) of 8.2%.

•	Experience Across Energy Sector. Our Advisor has significant investment expertise across the energy sector and managed assets of approximately $2.6 billion in the sector as of March 31, 2008. The members of our Advisor’s investment committee have an average of over 20 years of financial investment experience. Two of the four publicly traded, closed-end investment companies for which our Advisor serves as investment advisor have investments in the upstream segment, and all such companies have investments in the gathering and processing portion of the midstream segment, of the energy sector, including crude oil and natural gas production, gathering and processing activities. For example, since 2005 our Advisor has managed a portfolio of assets in Tortoise North American Energy Corporation (“TYN”) that includes upstream Canadian royalty trusts and income trusts. Our Advisor successfully implemented an investment strategy analyzing over 30 upstream companies for yield, growth, and quality and managed that portfolio through a Canadian tax law change.

•	Strong Reputation, Deep Relationships and Access to Deal Flow. Our Advisor has developed a strong reputation and deep relationships with issuers, underwriters and sponsors that we believe will afford us competitive advantages in sourcing, evaluating, executing, and managing investment opportunities. Our Advisor has significant expertise in deal sourcing, transaction structuring and investing private capital. For example, our Advisor manages Tortoise Capital Resources Corporation (“TTO”), a publicly traded, closed-end management investment company that has elected to be regulated as a business development company and is focused primarily on investing in privately held and micro-cap public companies.

•	Capital Markets Innovation. Our Advisor has been a leader in providing innovative investment, financing and structuring opportunities for its publicly traded funds and for its private accounts. Our Advisor believes its innovation includes the following highlights:

•	First publicly traded, closed-end management investment company focused primarily on investing in energy MLPs;

•	Led development of institutional MLP direct placements to fund acquisitions, capital projects, and sponsor liquidity;

•	First follow-on common stock offering in a decade for a closed-end management investment company; and

•	Established one of the first closed-end fund universal shelf registration statements and completed the first registered direct offering off of a universal shelf registration statement for a closed-end fund.

•	Recognized as a MLP Institutional Leader. Our Advisor’s aggregate managed capital is among the largest of investment advisors managing closed-end management investment companies focused on the energy sector. Our Advisor, a pioneer in institutional direct placements with MLPs and other energy companies, has participated in over 85 direct placements, private company investments and initial public offerings totaling over $1.3 billion since 2002 through its publicly traded funds and other specialty investment vehicles.

•	Disciplined Investment Philosophy. Our Advisor’s senior investment professionals have substantial experience in structuring investments that balance the needs of energy companies with appropriate risk control. In making its investment decisions, our Advisor intends to continue the disciplined investment approach that it has utilized since its founding. This investment approach emphasizes the potential for enhanced returns through capital appreciation and current income, as well as low volatility and minimization of downside risk. Our Advisor’s due diligence process in connection with potential investments includes an engineering review for investments in upstream and certain midstream energy companies. In addition, the due diligence process involves an assessment of the overall attractiveness of the specific segment of the energy sector in which a company is involved, the company’s specific competitive position within that segment, potential commodity price risk, supply and demand, regulatory considerations, the stability and potential growth of the company’s cash flows, the company’s management track record and our Advisor’s ability to structure an attractive investment.

•	Flexible Transaction Structuring. We are not subject to many of the regulatory limitations that govern traditional capital providers such as commercial banks, mezzanine lenders or BDCs. As a result, we can, subject to the limitations imposed on us by the 1940 Act, be more flexible in structuring investments and selecting the types of securities in which we invest.

•	Extended Investment Horizon. Unlike private equity and venture capital funds, we are not subject to standard periodic capital return requirements. These provisions can force private equity and venture capital funds to seek returns on their investments through mergers, public equity offerings or other liquidity events more quickly than they otherwise might, thereby potentially resulting in both a lower overall return to investors and an adverse impact on their portfolio companies. We believe our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment funds will provide us with the opportunity to generate attractive returns on invested capital.

Portfolio Securities

Equity Investments.  We may invest a significant portion of our portfolio in equity securities of privately held companies, which generally consist of limited liability company (“LLC”) units, limited or general partner interests and common and preferred stock. In addition, we may also purchase convertible securities, warrants and depository receipts of privately held companies organized as corporations, LLCs and limited or general partnerships. We also invest in equity securities of MLPs, which generally consist of common units and subordinated units, and in securities issued by affiliates of MLPs, which generally consist of I-Shares. See “Investment Objective and Principal Investment Strategies — Investment Securities.”

We value all of our investments at fair value, but the fair value of investments in privately held companies are often not readily determinable. We determine fair value to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. We value these investments quarterly at fair value as determined in good faith by our Board of Directors. We have retained Duff & Phelps, LLC, an independent valuation firm, to advise our Board of Directors and provide third-party valuation consulting services which will consist of certain limited procedures that we will identify and request them to perform. Upon completion of such limited procedures, Duff & Phelps, LLC will review the fair value, as determined by us, of those investments subjected to their limited procedures, and make a determination as to whether the fair value, as determined by us, does or does not appear to be unreasonable. See “Determination of Net Asset Value.”

Temporary Investments and Defensive Investments.  We anticipate that it may take approximately six months to invest substantially all of the net proceeds received by us from this offering in securities meeting our investment objective. During the period in which we are investing the net proceeds received by us from this offering, we may invest substantially all of the net proceeds initially in securities of MLPs operating in the midstream segment of the energy sector.

We may also initially invest the net offering proceeds received by us from this offering in cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid fixed income securities. We may also invest in these instruments on a temporary basis to meet working capital needs, including, but not limited to, holding a reserve pending payment of distributions, and facilitating the payment of expenses and settlement of trades. In addition, and although inconsistent with our investment objective, under adverse market or economic conditions, we may invest 100% of our total assets in these securities. The yield on these securities may be lower than the returns on the securities in which we will otherwise invest or yields on lower-rated, fixed-income securities. To the extent we invest in these securities on a temporary basis or for defensive purposes, we may not achieve our investment objective.

Principal Investment Strategies

As a nonfundamental investment policy, under normal circumstances we invest at least 80% of our total assets (including assets obtained through leverage) in the equity securities of companies that derive a majority of their revenues from gas or oil operations in the upstream and midstream segments of the energy sector.

We have adopted the following additional nonfundamental investment policies:

•	We may invest up to 100% of our total assets in the equity securities of companies that derive a majority of their revenues from operations in the upstream segment of the energy sector;

•	We may invest up to 100% of our total assets in restricted securities purchased directly from issuers in the energy sector, all of which may be illiquid securities and all of which may be issued by privately held companies;

•	We may invest up to 100% of our total assets in the equity securities of MLPs (all of which are public companies), including MLPs in the upstream and midstream segments of the energy sector;

•	We may invest up to 50% of our total assets in the equity securities of MLPs that derive a majority of their revenues from operations in the midstream segment of the energy sector;

•	We may invest up to 20% of our total assets in the equity securities of other companies that exploit and produce natural resources other than energy resources; and

•	We will not engage in short sales.

As used for the purpose of each nonfundamental investment policy above, the term “total assets” includes assets obtained through leverage. Our Board of Directors may change our nonfundamental investment policies without stockholder approval and will provide notice to stockholders of material changes (including notice through stockholder reports). However, any change in the policy of investing at least 80% of our total assets in equity securities of companies that derive a majority of their revenues from gas or oil operations in the upstream and midstream segments of the energy sector requires at least 60 days’ prior written notice to stockholders. Unless otherwise stated, these investment restrictions apply at the time of purchase, and we will not be required to reduce a position due solely to market value fluctuations. See “Investment Objective and Principal Investment Strategies.”

Tax Status

Unlike most investment companies, we are treated as a corporation and not as a RIC for federal income tax purposes. Therefore, we are obligated to pay federal and applicable state corporate taxes on our taxable income. On the other hand, we are not subject to the diversification rules, set forth in the Internal Revenue Code of 1986, as amended (the “Code”), limiting the assets in which RICs can invest.

Although MLPs will generate taxable income to us, we expect the MLPs to pay cash distributions in excess of the taxable income reportable by us. Similarly, we expect to distribute substantially all of our distributable cash flow (“DCF”) to our common stockholders through quarterly distributions. DCF is the amount we receive as cash or paid-in-kind distributions from private companies, MLPs, affiliates of MLPs, or other entities in which we invest and dividend and interest payments received on equity and debt securities owned by us, less current or anticipated operating expenses, current income taxes, and leverage costs paid by us. However, unlike RICs, we are not effectively required by the Code to distribute substantially all of our income and capital gains. You will receive a Form 1099 from us and will recognize dividend income only to the extent of your share of our current or accumulated earnings and profits. See “Certain U.S. Federal Income Tax Considerations.”

Leverage

We entered into a $25.0 million secured credit facility on October 31, 2007 and anticipate using a portion of the net proceeds received by us from this offering to repay any outstanding balance under that credit facility. Once the net proceeds received by us from this offering have been substantially invested in securities that meet our investment objective, we may fund continued investment activities through the borrowing of money under our anticipated credit facility and the issuance of preferred stock and debt securities which represent the leveraging of our common shares. The issuance of additional common shares will enable us to increase the aggregate amount of our leverage. We anticipate any leverage will be in an amount that will represent up to approximately 33% of our total assets, including the proceeds of such leverage. Our current leverage target is 25% of our total assets. However, we reserve the right at any time, if we believe that market conditions are appropriate, to use leverage to the extent permitted by the 1940 Act (50% of our total assets for preferred stock and 33.33% of our total assets for debt securities). The timing and terms of any leverage transactions will be determined by our Board of Directors.

The use of leverage creates an opportunity for increased income and capital appreciation for common stockholders, but at the same time creates special risks that may adversely affect common stockholders. Because our Advisor’s management fee is based upon a percentage of our “Managed Assets” (defined as our total assets (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities other than (i) deferred taxes, (ii) Deferred Management Fees (as defined below), (iii) debt entered into for purposes of leverage, and (iv) the aggregate liquidation preference of any outstanding preferred shares), our Advisor’s management fee is higher when we are leveraged. Therefore, our Advisor has a financial incentive to use leverage, which may create a conflict of interest between our Advisor and our common stockholders, who will bear the costs of our leverage. There can be no assurance that a leveraging strategy will be successful during any period in which it is used. The use of leverage involves risks, which can be significant. See “Leverage” and “Risk Factors — Risks Related to Our Operations.”

In the future, and only to the extent we have engaged in leverage, we may use interest rate transactions for hedging purposes only, in an attempt to reduce the interest rate risk arising from our leveraged capital structure. Interest rate transactions that we may use for hedging purposes may expose us to certain risks that differ from the risks associated with our portfolio holdings. See “Leverage — Hedging Transactions” and “Risk Factors — Risks Related to Our Operations.”

Conflicts of Interest

Conflicts of interest may arise from the fact that our Advisor and its affiliates carry on substantial investment activities for other clients in which we have no interest. Our Advisor or its affiliates may have financial incentives to favor certain of these accounts over us. Any of their proprietary accounts or other customer accounts may compete with us for specific trades. Our Advisor or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, us, although their investment objectives may be the same as, or similar to, ours.

Our Advisor has written allocation policies and procedures that it will follow in addressing any conflicts. When two or more clients advised by our Advisor or its affiliates seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by our Advisor in its discretion and in accordance with each client’s investment objectives and our Advisor’s procedures.

Situations may occur when we could be disadvantaged because of the investment activities conducted by our Advisor and its affiliates for their other accounts. Such situations may be based on, among other things, the following: (i) legal or internal restrictions on the combined size of positions that may be taken for us or their other accounts, thereby limiting the size of our or their position; (ii) the difficulty of liquidating an investment for us or their other accounts where the market cannot absorb the sale of the combined position; or (iii) limits on co-investing in private placement securities under the 1940 Act. Our investment opportunities may be limited by affiliations of our Advisor or its affiliates with energy companies. See “Management of the Company — Conflicts of Interest.”

THE OFFERING

Common Shares Offered by Us	shares.

Common Shares Offered by Selling Stockholders	shares.

Common Shares Outstanding After the Offering	shares, excluding common shares issuable pursuant to the over-allotment option.

Listing of Common Shares	Our common shares are expected to be traded on the New York Stock Exchange under the symbol “TGO.”

Use of Proceeds	We estimate that the net proceeds received by us from this offering, assuming an offering price of $ per share (the mid-point of the range set forth on the cover of this prospectus), will be approximately $ after deducting the sales load and estimated offering expenses of approximately $ paid by us, including the offering expenses payable by us related to the offering and sale of our common shares by the selling stockholders. We expect to use the net proceeds received by us from this offering to repay any outstanding balance under our secured credit facility, to invest in accordance with our investment objective and strategies and for working capital purposes.

We anticipate that it may take approximately six months to invest substantially all of the net proceeds received by us from this offering in securities meeting our investment objective. During the period in which we are investing the net proceeds received by us from this offering, we may invest substantially all of the net proceeds initially in securities of MLPs operating in the midstream segment of the energy sector.

We may also initially invest the net proceeds received by us from this offering in cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high-quality short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid fixed income securities. We will not receive any of the proceeds from the sale of any common shares by the selling stockholders. See “Use of Proceeds.”

Management Fee	Pursuant to our investment advisory agreement, we pay our Advisor a management fee consisting of two components: a “non-exchange tradable fee” of 2% and an “other investments fee” of 1%. Depending on the types of investments we make, our Advisor will earn an annual management fee ranging from 1% to 2% of our Managed Assets. However, the total cash management fee actually paid is limited to 1% annually for the first eight calendar quarters from our commencement of operations (July 19, 2007) and 1.5% annually thereafter. Any management fee earned but not paid in a particular quarter is deferred for payment in later quarters. The management fee due to our Advisor will be paid quarterly in arrears. See “Management of the Company — Investment Advisory Agreement — Management Fee.”

Regulatory Status	We are registered as a non-diversified, closed-end management investment company under the 1940 Act. See “Closed-End Company Structure.” Unlike most investment companies, we are treated as a corporation and not a RIC for federal income tax purposes. See “Certain U.S. Federal Income Tax Considerations.” We do not intend to elect to be treated as a BDC.

Distributions	We expect to distribute substantially all of our DCF to our stockholders through quarterly distributions. Our Board of Directors adopted a policy to target distributions to common stockholders in an amount of at least 95% of our DCF on an annual basis. We will pay distributions on our common shares each fiscal quarter out of our DCF, if any. We paid our initial distribution of $0.22 per common share on November 30, 2007 to stockholders of record as of November 23, 2007 for the period from inception through November 30, 2007. On March 3, 2008 we paid a distribution of $0.23 per common share to stockholders of record as of February 21, 2008. On May 12, 2008 our Board of Directors declared a $0.2625 per share distribution that is expected to be paid on June 2, 2008. There is no assurance that we will make regular distributions. To the extent distributions paid to holders of our common shares exceed the current and accumulated earnings and profits allocated to the common shares held by a stockholder, such excess will constitute a return of capital to the extent of the stockholder’s basis in our shares and will constitute capital gain thereafter. A return of capital distribution reduces the basis of the shares held by a stockholder, which may increase the amount of gain recognized upon the sale of such shares. The final characterization of our distributions will be determined following the end of each fiscal year and reported to stockholders on Form 1099 in January of the year following the distribution. See “Certain U.S. Federal Income Tax Considerations — Taxation of U.S. Stockholders.”

Dividend Reinvestment Plan	We intend to have an “opt out” dividend reinvestment plan for our stockholders that will be effective upon completion of this offering. As a result, if we declare a distribution after the plan is effective, stockholders’ cash distributions generally will be automatically reinvested in additional common shares, unless the stockholders specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions. Stockholders who receive distributions in the form of common shares will generally be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan” and “Certain U.S. Federal Income Tax Considerations — Taxation of U.S. Stockholders.”

Trading at a discount	Shares of closed-end investment companies frequently trade at a discount to their NAV. The possibility that our common shares may trade at a discount to our NAV is separate and distinct from the risk that our NAV per share may decline. Our NAV immediately following this offering will reflect reductions resulting from the sales load and the amount of the offering expenses paid by us. This risk may have a greater effect on investors expecting to sell their shares soon after completion of this offering. We generally may not issue additional common shares at a price below our NAV (net of any sales load) without first obtaining approval of our stockholders and Board of Directors. We cannot predict whether our common shares will trade above, at, or below NAV.

Anti-takeover provisions	Our Board of Directors is divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered Board of Directors also may deter hostile takeovers or proxy contests, as may certain provisions of Maryland law, our Charter or Bylaws or other measures adopted by us. These provisions or measures also may limit the ability of our stockholders to sell their shares at a premium over then-current market prices by discouraging a third party from seeking to obtain control of us. See “Certain Provisions of Our Charter and Bylaws and the Maryland General Corporation Law.”

Risk Factors	We are a recently organized company with a limited operating history, and investing in our common shares involves certain risks relating to our structure and our investment objective that you should consider before deciding whether to invest in our common shares. In addition, we may invest a significant portion of our portfolio in securities issued by privately held companies. These investments may involve a high degree of business and financial risk and are generally illiquid. A large number of entities compete with us for the investment opportunities that we seek. We may borrow funds or issue preferred or debt securities. As a result, we may be exposed to the risks of leverage, which may be considered a speculative investment technique. Leverage magnifies the potential for gain and loss on amounts invested and, therefore, increases the risks associated with investing in our common shares. See “Risk Factors” beginning on page 16 for a discussion of the various factors you should carefully consider before deciding whether to invest in our common shares.

Available Information	We are subject to the informational requirements of the 1940 Act and are required to file certain reports, including proxy statements and annual and semi-annual reports, with the SEC. Information we file with the SEC may be obtained free of charge by contacting us as 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210 or by telephone at 1-866-362-9331 or on our Advisor’s website at www.tortoiseadvisors.com. Information posted to our Advisor’s website is not incorporated by reference into this prospectus. These documents can be inspected and copied for a fee at the SEC’s public reference room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may obtain information about the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains an Internet website, at www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, that file documents electronically with the SEC.

FEES AND EXPENSES

The following table is intended to assist you in understanding the various costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that the percentages in the table below indicating annual expenses are estimates and may vary.

Stockholder transaction expenses (as a percentage of offering price):
Sales load		%
Offering expenses		%(1)
Dividend reinvestment plan expenses	0.00	%(2)

Total stockholder transaction expenses paid		%

Annual expenses following this offering (as a percentage of net assets attributable to common shares):(3)
Management fee payable under investment advisory agreement		%(4)
Interest payments on borrowed funds		%(5)
Acquired fund fees and expenses		%(6)
Other expenses		%(7)
Current income tax expense		%
Deferred income tax expense		%(8)

Total annual expenses		%(9)

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common shares. These amounts are based upon assumed offering expenses of     % and our payment of annual operating expenses at the levels set forth in the table above, except as indicated below.

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$	$	$	$

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. Moreover, while the example assumes, as required by the applicable rules of the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all distributions at net asset value, participants in our dividend reinvestment plan may receive common shares valued at the market price in effect at that time. This price may be at, above or below NAV. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

(1)	The percentage reflects estimated offering expenses payable by us of approximately $ , including the offering expenses payable by us related to the offering and sale of of our common shares by us and the selling stockholders.

(2)	The expenses associated with the administration of our dividend reinvestment plan are included in “Other expenses.” Stockholders will pay a transaction fee plus brokerage charges if they direct the Plan Agent to sell common stock held in a dividend reinvestment account. See “Dividend Reinvestment Plan.”

(3)	“Net assets attributable to common shares” equals net assets (i.e., total assets less total liabilities and the aggregate liquidation preference of any outstanding shares of preferred stock) of $ at February 29, 2008.

(4)	We pay our Advisor a management fee consisting of two components: a “non-exchange tradable fee” and an “other investments fee.” Depending on the types of investments we make, our Advisor will earn an annual management fee ranging from 1% to 2% of our Managed Assets. However, the total cash management fee actually paid is limited to 1% annually for the first eight calendar quarters from our commencement of operations (July 19, 2007) and 1.5% annually thereafter. Any management fee earned but not paid in a particular quarter is deferred for payment in later quarters. We have assumed an annual management fee of 2.0%. Although our management fee is calculated as a percentage of our average monthly Managed Assets, the table above reflects expenses as a percentage of net assets. Managed Assets means total assets (including any assets attributable to any leverage that may be outstanding) minus accrued liabilities other than (i) deferred taxes, (ii) Deferred Management Fees (as defined below), (iii) debt entered into for the purpose of leverage, and (iv) the aggregate liquidation preference of any outstanding preferred shares. Deferred Management Fees means any amount determined as payable to our Advisor during any calendar quarter, but not actually paid, and which will be an accrued liability that is payable to our Advisor as a part of the next payment of the management fee for which the limitations described above would permit all or a portion of the deferred payment. See “Advisor — Investment Advisory Agreement — Management Fee.”

(5)	We may fund continued investment activities through the borrowing of money and the issuance of preferred stock and debt securities to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities or if the market for debt financing presents attractively priced debt financing opportunities, and, in either case, if our Board of Directors determines that leveraging our portfolio would be in our best interests and the best interests of our stockholders. Leverage costs in the table represent our estimated annual expenses assuming we borrow for investment purposes an amount equal to 25.0% of our total assets (including such borrowed funds) and that the annual interest rate on such borrowings is %, the interest rate on our line of credit as of , 2008.

(6)	Acquired fund fees and expenses do not exceed 0.01% of our net assets and are included in “Other expenses.”

(7)	“Other expenses” includes our Acquired fund fees and expenses, our estimated overhead expenses, including payments to our transfer agent, our administrative agent and legal and accounting expenses. The holders of our common shares indirectly bear the cost associated with such other expenses.

(8)	Through , 2008, we accrued $ in net deferred tax expense related to our net investment income and unrealized gains. Deferred income tax expense represents an estimate of our potential tax liability if we were to recognize the unrealized appreciation of our portfolio assets accumulated during our current fiscal year based on the fair value and tax basis of our assets as of February 29, 2008. Actual income tax expense (if any) will be incurred over many years, depending on if and when investment gains are realized, the then-current tax basis of assets, the level of net loss carryforwards (if any) and other factors.

(9)	The table presented above estimates what our annual expenses would be, stated as a percentage of our net assets attributable to our common shares. The table presented below, unlike the table presented above, estimates what our annual expenses would be stated as a percentage of our Managed Assets and excludes current and deferred income tax expenses. As a result, our estimated total annual expenses would be as follows:

Management fee	%
Interest payments on borrowed funds(a)	%
Other expenses(b)	%

Total annual expenses (excluding current and deferred income tax expenses)	%

(a)	See Note 5 above.

(b)	“Other expenses” includes our estimated overhead expenses, including payments to our transfer agent, our administrative agent and legal and accounting expenses. The holders of our common shares indirectly bear the cost associated with such other expenses.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common shares. These amounts are based upon assumed offering expenses of     % and our payment of annual operating expenses (excluding current and deferred income tax expenses) at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$	$	$	$

FORWARD-LOOKING STATEMENTS

The matters discussed in this prospectus, as well as in future oral and written statements by our management, that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance. We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these terms or other similar words. Important assumptions include our ability to originate new investments, achieve certain levels of return, the availability of additional capital, and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans or objectives will be achieved. The forward-looking statements contained in this prospectus include statements as to:

•	our future operating results;

•	our business prospects and the prospects of our prospective investments;

•	the impact of investments that we expect to make;

•	our informal relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the domestic energy sector;

•	the ability of our investments to achieve their objectives;

•	our expected financings and investments;

•	our regulatory structure and tax status;

•	our ability to operate as an investment company;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our investments; and

•	the size or growth prospects of the energy sector or any category thereof.

For a discussion of factors that could cause our actual results to differ from forward-looking statements contained in this prospectus, please see the discussion under the heading “Risk Factors.” You should not place undue reliance on these forward-looking statements. The forward-looking statements made in this prospectus relate only to events as of the date on which the statements are made. The forward-looking statements contained in this prospectus, as well as in future oral and written statements by our management that are forward-looking statements, are excluded from the safe-harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”).

RISK FACTORS

Investing in our common shares involves risk, including the risk that you may receive little or no return on your investment, or even that you may lose part or all of your investment. Therefore, before investing in our common shares you should consider carefully the following risks. We are designed primarily as a long-term investment vehicle, and our common shares are not an appropriate investment for a short-term trading strategy. An investment in our common shares should not constitute a complete investment program for any investor and involves a high degree of risk. Due to the uncertainty in all investments, there can be no assurance that we will achieve our investment objective.

Risks Related to Our Operations

We are a new company with a limited operating history.

We were incorporated in Maryland on May 22, 2007, commenced operations on July 19, 2007 and are registered as a non-diversified, closed-end management investment company under the 1940 Act. We are subject to all of the business risks and uncertainties associated with any business that has a limited operating history, including the risk that we will not achieve our investment objective and that the value of an investment in our common shares could decline substantially and cause you to lose some or all of your investment.

Our Advisor serves as investment advisor to other funds, which may create conflicts of interest not in the best interest of us or our stockholders.

Our Advisor was formed in October 2002 to provide portfolio management services to institutional and high-net worth investors seeking professional management of their MLP investments. Our Advisor has been managing investments in portfolios of MLP investments since that time, including management of the investments of Tortoise Energy Infrastructure Corporation (“TYG”) since February 2004, Tortoise Energy Capital Corporation (“TYY”) since May 2005, TYN since October 2005, TTO since December 2005, and Tortoise Total Return Fund, LLC (“TTRF”) since June 2007 and us since July 2007. TYG is the first publicly traded, closed-end management investment company focused primarily on investing in MLPs in the midstream segment of the energy infrastructure sector. TYY is a publicly traded, closed-end management investment company focused primarily on investing in MLPs in the midstream segment of the energy infrastructure sector. TYN is a publicly traded, closed-end management investment company focused primarily on investing in publicly traded Canadian upstream royalty trusts and midstream and downstream income trusts, and publicly traded U.S. MLPs. TTO is a publicly traded, closed-end management investment company focused primarily on investments in privately held and micro-cap public companies operating in the midstream and downstream segments, and to a lesser extent the upstream segment of the U.S. energy infrastructure sector, that has elected to be regulated as a BDC under the 1940 Act. TTRF is a privately held, closed-end management investment company targeted at institutional investors and focused primarily on investing in MLPs in the midstream segment of the energy infrastructure sector. Our investments and those of TYG, TYY, TYN, TTO and TTRF are managed by our Advisor’s investment committee. We share many of the same officers as TYG, TYY, TYN, TTO and TTRF.

We are dependent upon our Advisor’s key personnel for our future success.

Our Advisor has 30 full-time employees. We depend on the diligence, expertise, and business relationships of the senior management of our Advisor. Our Advisor’s senior investment professionals and senior management evaluate, negotiate, structure, close, and monitor our investments. Our future success will depend on the continued service of the senior management team of our Advisor. The departure of one or more of the senior investment professionals of our Advisor, particularly Jeff Fulmer, Zachary Hamel, Dave Henriksen, Terry Matlack, Ed Russell, David Schulte or Rob Thummel, could have a material adverse effect on our ability to achieve our investment objective and, therefore, the value of our common shares. All of these employees of our Advisor will devote significant amounts of their time to non-Company related activities of our Advisor. To the extent these employees are unable to, or do not, devote sufficient amounts of their time and energy to our affairs, our performance may be adversely affected. In addition, to the extent that our assets continue to grow our Advisor may have to hire additional personnel, and to the extent it is unable to hire qualified individuals, our growth may be adversely affected.

We may invest all of our assets in restricted securities that are illiquid.

We intend to invest a significant portion of our portfolio, and may invest 100% of our portfolio, in restricted securities. Restricted securities are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. The illiquidity of these investments may make it difficult for us to sell such investments at advantageous times and prices or in a timely manner. In addition, if for any reason we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we previously have recorded our investments. To enable us to sell our holdings of a restricted security not registered under the Securities Act, we may have to cause those securities to be registered. The expenses of registering restricted securities may not be determined at the time we buy the securities. When we must arrange registration because we wish to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we could sell it. We would bear the risks of any downward price fluctuation during that period.

When we invest in securities of private companies there will be a lack of available information about those companies, which may make it difficult to evaluate our investments.

Little public information exists about private companies, and we will be required to rely on the ability of our Advisor to obtain adequate information to evaluate the potential risks and returns involved in investing in these companies. For example, privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with U.S. generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. If our Advisor is unable to obtain all material information about these companies, including the relevant operational, regulatory, environmental, litigation and managerial risks, our Advisor may not make a fully-informed investment decision, and we may lose some or all of the money invested in these companies. In addition, our Advisor may inaccurately value the prospects of an investment, causing us to overpay for such investment and fail to obtain an expected return.

Up to 100% of our portfolio investments may be recorded at fair value as determined in good faith by our Board of Directors. As a result, there may be uncertainty as to the value of our portfolio investments.

Up to 100% of our investments may be in the form of securities that are not publicly traded. The fair value of these investments are often not readily determinable. For example, market prices generally will not be available for MLP subordinated units or securities of private companies, and the value of such investments ordinarily will be determined based on fair valuations determined by our Advisor pursuant to procedures adopted by our Board of Directors. Similarly, the value of common units acquired through direct placements, because of their restricted nature, will be based on fair value determinations that are generally based on a discount from publicly available market prices. We will value these investments quarterly at fair value as solely determined in good faith by our Board of Directors. We have retained Duff & Phelps, LLC, an independent valuation firm, to advise our Board of Directors and provide third-party valuation consulting services which will consist of certain limited procedures that we will identify and request them to perform. Upon completion of such limited procedures, Duff & Phelps, LLC will review the fair value, as determined by us, of those investments subjected to their limited procedures, and make a determination as to whether the fair value, as determined by us, does or does not appear to be unreasonable. The independent valuation firm’s limited procedures will not involve an audit, review, compilation or any other form of examination or attestation under the standards of the Public Company Accounting Oversight Board (United States). Our Board of Directors is solely responsible for determining the fair value of the investments in good faith. Duff & Phelps, LLC will not be responsible for determining the fair value of any individual investment or portfolio of investments, nor are the limited procedures to be performed by Duff & Phelps, LLC intended to be used to determine fair value of any investment or portfolio of investment. The limited procedures to be performed by Duff & Phelps, LLC are supplementary to the inquiries and procedures that the Board of Directors is required to undertake to determine the fair value of the investments in good faith.

The types of factors that may be considered in fair value pricing of an investment include the nature and realizable value of any collateral, the portfolio company’s earnings and ability to make payments, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations are inherently uncertain, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. As a result, we may not be able to dispose of our holdings at a price equal to or greater than the determined fair value, which could have a negative impact on our NAV. Restrictions on resale or the absence of a liquid secondary market may adversely affect our ability to determine our NAV. The sale price of securities that are not readily marketable may be lower or higher than our most recent determination of their fair value. In addition, the value of these securities typically requires more reliance on the judgment of our Advisor than that required for securities for which there is an active trading market.

Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset. Fair value pricing, however, involves judgments that are inherently subjective and inexact, because fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular security or when an event will affect the market price of a security and to what extent. As a result, there can be no assurance that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security will be materially different from the value that actually could be, or is, realized upon the sale of that asset.

Our quarterly results may fluctuate.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the return on our investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our use of leverage increases the risk of loss from investing in us.

We entered into a $25.0 million secured credit facility on October 31, 2007 and anticipate using a portion of the net proceeds received by us from this offering to repay any outstanding balance under that credit facility. Our use of leverage through borrowings or the issuance of preferred securities or debt securities, and any other transactions involving indebtedness (other than for temporary or emergency purposes) will be considered “senior securities” for purposes of the 1940 Act. We anticipate that any leverage will be in an amount that will represent up to 33% of our total assets, including the proceeds of such leverage. Our current leverage target is 25% of our total assets. Leverage is a speculative technique that may adversely affect common stockholders. If the return on securities acquired with borrowed funds or other leverage proceeds does not exceed the cost of the leverage, the use of leverage could cause us to lose money. Successful use of leverage depends on our Advisor’s ability to predict or hedge correctly interest rates and market movements, and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used. Because the management fee paid to our Advisor will be calculated on the basis of Managed Assets, the management fees will increase when leverage is utilized, giving our Advisor an incentive to utilize leverage.

Lenders from whom we may borrow money or holders of our debt securities will have fixed dollar claims on our assets that are superior to the claims of our common stockholders, and we may grant a security interest in our assets when we undertake leverage. In the case of a liquidation event, those lenders or note holders would receive proceeds before our common stockholders.

Any future issuance of senior securities will involve offering expenses and other costs, including interest payments and higher management fees to our Advisor, that are borne indirectly by our common stockholders and could reduce the NAV of our common shares. Fluctuations in interest rates could increase interest or dividend payments on our senior securities and could reduce cash available for distributions to our common stockholders. Increased operating costs, including the financing costs associated with any leverage, may reduce our total return to common stockholders.

The 1940 Act and/or the rating agency guidelines applicable to senior securities impose asset coverage requirements, dividend limitations, voting right requirements (in the case of senior equity securities), and restrictions on our portfolio composition and our use of certain investment techniques and strategies. The terms of any senior securities or other borrowings may impose additional requirements, restrictions and limitations that are more stringent than those currently required by the 1940 Act, and the guidelines of the rating agencies that rate outstanding senior securities. These requirements may have an adverse effect on us and may affect our ability to make distributions on our common shares. To the extent necessary, we intend to redeem our senior securities to maintain the required asset coverage. Doing so may require that we liquidate portfolio securities at a time when it would not otherwise be desirable to do so. See “Leverage.”

We may be unable to, or may incorrectly, hedge the interest rate risk resulting from our potential leverage.

We may in the future use interest rate transactions, for hedging purposes only, in an attempt to reduce the interest rate risk arising from our potential leveraged capital structure. There is no assurance that any interest rate hedging transactions into which we enter will be effective in reducing our exposure to interest rate risk. Hedging transactions are subject to correlation risk, which is the risk that payment on hedging transactions may not correlate exactly with payment obligations on senior securities. Interest rate transactions that we may use for hedging purposes will expose us to certain risks that differ from the risks associated with our portfolio holdings. Economic costs of hedging are reflected in the price of interest rate swaps, floors, caps and similar techniques, the costs of which can be significant, particularly when long-term interest rates are substantially above short-term interest rates. In addition, our success in using hedging instruments is subject to our Advisor’s ability to predict correctly changes in the relationships of such hedging instruments to our leverage risk, and there can be no assurance that our Advisor’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in reduced overall performance, whether or not adjusted for risk, than if we had not engaged in such transactions.

Depending on the state of interest rates in general, our use of interest rate transactions could enhance or decrease the cash available to us for payment of distributions or interest, as the case may be. To the extent there is a decline in interest rates, the value of interest rate swaps or caps could decline and result in a decline in the NAV of our common shares. In addition, if the counterparty to an interest rate transaction defaults, we would not be able to use the anticipated net receipts under the interest rate swap or cap to offset our cost of financial leverage.

We compete with a number of other prospective investors for desirable investment opportunities.

There are a number of alternatives to us as vehicles for investment in a portfolio of privately held companies and MLPs and their affiliates operating primarily in the energy sector, including publicly traded investment companies and private equity funds. In addition, recent tax law changes have increased the ability of regulated investment companies or other institutions to invest in MLPs. These competitive conditions may adversely impact our ability to meet our investment objective, which in turn could adversely impact our ability to make interest payments or distributions on any securities we may issue. Some of our competitors may have a lower cost for borrowing funds than us, greater access to funding sources not available to us, or a less stringent set of regulatory constraints than apply to us.

Some of the publicly traded equity securities in which we invest may have limited trading volumes.

Although common units of MLPs trade on the NYSE, AMEX, and the NASDAQ Market, certain MLP securities and securities of other companies in which we may invest may trade less frequently than those of larger companies that have larger market capitalizations. In the event certain MLP securities experience limited trading volumes, the prices of such MLP securities may display abrupt or erratic movements at times. In addition, it may be more difficult for us to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to sell at a fair price at the times when we believe it is desirable to do so. Investment of our capital in securities that are less actively traded (or over time experience decreased trading volume) may restrict our ability to take advantage of other market opportunities or to sell those securities. This also may affect adversely our ability to make required interest payments on our debt securities and distributions on any of our preferred stock, to redeem such securities, or to meet asset coverage requirements.

Our portfolio may be concentrated in a limited number of companies.

We are registered as a non-diversified, closed-end management investment company under the 1940 Act and are treated as a corporation and not a RIC for federal income tax purposes. Accordingly, there are no regulatory limits under the 1940 Act or the Code on the number or size of securities that we hold, and we may invest more assets in fewer issuers compared to a diversified fund. An inherent risk associated with the resulting investment concentration is that we may be adversely affected if one or two of our investments perform poorly. Financial difficulty on the part of any single portfolio company will expose us to a greater risk of loss than would be the case if we were a “diversified” company holding numerous investments. In addition, to the extent we invest in MLPs we will have a relatively small pool of issuers from which to select. There currently are over 65 companies organized as energy and natural resources MLPs, nine of which are in the upstream segment of the energy sector, and only a small number of those companies may meet our investment objective. The MLPs in which we invest will thus constitute a relatively small number of issuers.

We may invest in companies with small- or medium-sized market capitalizations, which present some particular investment risks.

Companies with small- or medium-sized market capitalizations may have limited operations, as well as shorter operating histories, less experienced management and more limited financial resources than larger energy companies, and they may be more vulnerable to adverse general market or economic developments. Stocks of these energy companies may be less liquid than those of larger energy companies and may experience greater price fluctuations than larger energy companies. In addition, small-cap or mid-cap company securities may not be widely followed by investors, which may result in reduced demand.

We may not be able to invest the proceeds of this offering as quickly as expected in the energy sector, and our temporary investments may generate lower rates of return.

We anticipate that it may take approximately six months to invest substantially all of the net proceeds received by us from this offering in securities meeting our investment objective. Pending investment as described in our investment objective and strategies, we may invest substantially all of the net proceeds received by us from this offering initially in securities of MLPs operating in the midstream segment of the energy sector.

We may also initially invest the net proceeds received by us from this offering in cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high-quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid fixed-income securities. Because our temporary investments may generate lower projected returns than our core investment strategy, we may experience lower returns during this period and may not be able to pay distributions during this period comparable to the distributions that we may be able to pay when the net proceeds received by us from this offering are fully invested in securities meeting our investment objective and strategies. See “Use of Proceeds.”

We have not identified specific investments in which to invest all of the proceeds of this offering.

Except as noted in this prospectus, we have not entered into definitive agreements for any specific investments in which to invest the net proceeds received by us from this offering. As a result, you will not be able to evaluate the full economic merits of investments we make with the net proceeds received by us from this offering prior to your purchase of common shares in this offering. After we repay any outstanding balance under our secured credit facility, we will have significant flexibility in investing the remaining net proceeds received by us from this offering and may make investments with which you do not agree or do not believe are consistent with our targeted investment characteristics.

Our equity investments may not meet our performance expectations or may decline in value.

We expect to distribute substantially all of our DCF to holders of common stock through quarterly distributions. Our Board of Directors adopted a policy to target distributions to common stockholders in an amount of at least 95% of our DCF on an annual basis. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, the 1940 Act may limit our ability to make distributions in certain circumstances. See “Distributions.” Restrictions and provisions in any future credit facilities and debt securities may also limit our ability to make distributions. We cannot assure you that you will receive distributions at a particular level or at all. The equity securities in which we invest may not appreciate or may decline in value. Any gains that we do realize on the disposition of any equity securities may not be sufficient to offset losses on other securities. A significant decline in the value of the equity securities in which we invest may negatively impact our ability to pay distributions or cause you to lose all or a part of your investment.

When we become a minority equity investor in a company, we may not be able to control that company.

When we make minority equity investments, we will be subject to the risk that a portfolio company may make business decisions with which we may disagree and that the stockholders and management of such company may take risks or otherwise act in ways that do not serve our interests. As a result, a company in which we invest may make decisions that could decrease the value of our investment in the securities of that company and, consequently, the value of our common shares.

Legal and regulatory changes could occur that may adversely affect us.

The regulatory environment for closed-end companies is evolving, and changes in the regulation of closed-end companies may adversely affect the value of our investments, our ability to obtain the leverage that we might otherwise obtain, or to pursue our trading strategy. In addition, the securities markets are subject to comprehensive statutes and regulations. The SEC, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by governmental and judicial action. The effect of any future regulatory change on us could be substantial and adverse.

Our Advisor may have conflicts of interest, which may permit it to favor its or our affiliates’ interests to the detriment of us and our stockholders.

Conflicts of interest may arise because our Advisor and its affiliates generally will be carrying on substantial investment activities for other clients in which we will have no interest. Our Advisor may have financial incentives to favor certain of such accounts over us. Any of its proprietary accounts and other customer accounts may compete with us for specific trades. Our Advisor may buy or sell securities for us which differ from securities bought or sold for other accounts and customers, although their investment objectives and policies may be similar to ours. Situations may occur when we could be disadvantaged because of the investment activities conducted by our Advisor for its other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for us and the other accounts, thereby limiting the size of our position, or the difficulty of liquidating an investment for us and the other accounts where the market cannot absorb the sale of the combined position.

Our investment opportunities may be limited by affiliations of our Advisor or its affiliates with energy companies. In addition, to the extent our Advisor sources, contemplates, structures, or makes private investments in energy companies, certain employees of our Advisor may become aware of actions planned by energy companies, such as acquisitions, that may not be announced to the public. It is possible that we could be precluded from investing in an energy company about which our Advisor has material nonpublic information.

Our investment opportunities may be limited by investment opportunities in the energy companies that our Advisor is evaluating for other clients. To the extent a potential investment is appropriate for us and one or more other clients, our Advisor will need to fairly allocate that investment to us or the other client, or both, depending on its allocation procedures and applicable law related to combined or joint transactions. There may occur an attractive limited investment opportunity suitable for us in which we cannot invest under the particular allocation method being used for that investment.

Under the 1940 Act, we and our affiliated companies are generally precluded from co-investing in negotiated private placements of securities. Except as permitted by law, our Advisor will not co-invest its other clients’ assets in negotiated private transactions in which we invest. To the extent we are precluded from co-investing, our Advisor will allocate private investment opportunities among its clients, including, but not limited to, us and our affiliated companies, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to us.

Our Advisor will have conflicts relating to its management fee. First, our Advisor receives a higher management fee for our investments in non-exchange tradable investments. Accordingly, our Advisor will have an incentive to invest our assets in such investments, and an incentive to structure those investments in a way that could prolong the period of time that an investment is characterized as a non-exchange tradable investment. Either such result could be to the disadvantage of the holders of our common shares. Second, a significant percentage of our assets may be illiquid securities acquired in private transactions for which market quotations will not be readily available. Although our Advisor has adopted valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of possible prices that may be established for each individual security. Senior management of our Advisor and our Board of Directors will participate in the valuation of its securities, and those valuation decisions will impact the management fee paid to our Advisor.

Risks Related to Investing in the Energy Sector

Our portfolio is and will continue to be concentrated in the upstream segment of the energy sector, subjecting us to unique risks.

We seek to invest in a portfolio consisting of securities of privately held companies and MLPs and their affiliates primarily in the upstream segment, and to a lesser extent the midstream segment, of the energy sector. Because we are specifically focused on the energy sector, investments in our common shares may present more risks than if we were broadly diversified over other sectors of the economy. Therefore, a downturn in the energy sector may have a larger impact on us than on an investment company that does not concentrate in one sector of the economy. At times, the performance of securities of companies in the energy sector may lag the performance of securities of companies in other sectors of the economy. Risks inherent in companies operating in the upstream segment of the energy sector include the following:

Supply and Demand Risk.  A sustained decline in the price of or demand for crude oil, natural gas, refined petroleum products or coal could adversely affect revenues and cash flows of entities that operate in the upstream segment of the energy sector. Factors that could lead to a decrease in the price of or demand for natural resources and that are generally beyond the control of entities in which we will invest include such factors as: the domestic and foreign supply of, and demand for, crude oil and natural gas; the price of imports of crude oil and natural gas; overall domestic and global economic conditions; political and economic conditions in other natural resource producing countries, including embargos and continued hostilities in the Middle East and sustained military campaigns and acts of terrorism or sabotage; the ability of members of OPEC to agree to and maintain oil price and production controls; the level of consumer product demand; weather conditions (including weather conditions in the Gulf of Mexico); the impact of the U.S. dollar exchange rates on natural resources prices; the price and availability of alternative fuels; and higher taxes or other regulatory actions that increase costs, or shift consumer demand, for such products. Demand may also be adversely affected by consumer sentiment with respect to global warming and by state or federal legislation intended to promote the use of alternative energy sources.

Lower prices for natural resources not only decreases the revenue of entities that operate in the upstream segment of the energy sector, but also reduces the amount of natural resources that can be produced economically. Production declines could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, political events, OPEC actions, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, failure to obtain necessary permits, unscheduled outages, unanticipated expenses, inability to successfully carry out new construction or acquisitions, import supply disruption, increased competition from alternative energy sources, and an overall decline in demand for such natural resources. Furthermore, substantial decreases in the prices of natural resources could cause the production of natural resources to become uneconomic. As a result, the entities in which we invest may have to substantially reduce their estimated proved reserves. If this occurs, or if estimates of development costs increase, or natural resources production by these companies diminishes, they may experience impairment charges that could have a material adverse effect on their results of operations and ability to subsequently borrow funds.

Reserve Risk.  Energy company estimates of natural resource reserves are projections based on engineering data, projected future rates of production, and the timing of future expenditures. Estimates of proved reserves and projected future net revenue from such reserves are generally based on internal reserve reports and on the reports of independent petroleum engineers. However, estimated reserves of natural resources are based on many assumptions that may prove inaccurate. Crude oil, natural gas, and coal reserve engineering requires subjective estimates of underground accumulations and assumptions concerning future prices, production levels, and operating and development costs. As a result, estimated quantities of proved reserves, projections of future production rates, and the timing of related expenditures may prove to be inaccurate. Any material negative inaccuracies in these reserve estimates or underlying assumptions could materially lower the present value of energy production companies in the upstream segment in which we may invest.

Commodity Price Risk.  The operations, cash flows and financial performance of energy companies may be directly affected by energy commodity prices, especially those energy companies owning the underlying energy commodity. Commodity prices fluctuate for several reasons, including changes in global and domestic market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation, political instability, conservation efforts, and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of energy companies that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for energy companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices. Historically, energy commodity prices have been cyclical and have exhibited significant volatility. The prices of energy companies’ securities can be adversely affected by market perceptions that their performance and distributions or dividends are directly tied to commodity prices.

Depletion Risk.  A portion of any one upstream company’s assets may be dedicated to crude oil, natural gas reserves, or other commodities that naturally deplete over time, which could have a materially adverse impact on the company’s ability to make distributions. To maintain or grow their revenues, upstream companies need to maintain or expand their reserves through exploitation of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts. Often upstream companies depend upon exploitation and development activities by third parties to replenish reserves, but if the upstream companies in which we invest are unable to develop, find, or acquire additional reserves to replace depleted reserves of natural resources, that would adversely affect their business. A significant slowdown in the identification or availability of reasonably priced and accessible proved natural resources reserves for these companies could reduce the growth rate of the cash flows that we receive from them.

Regulatory Risk.  The profitability of entities that operate in the upstream segment of the energy sector could be adversely affected by changes in the regulatory environment. Most of such companies’ assets are heavily regulated by federal and state governments in diverse matters, such as the way in which certain assets are constructed, maintained and operated and the prices the companies may charge for their services. Such regulation can change over time in scope and magnitude. For example, a particular byproduct of an energy production process may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Moreover, many state and federal environmental laws provide for civil as well as regulatory remediation, thus adding to the potential exposure the companies may face.

Operating Risk.  Energy companies engaged in the development and production of oil and natural gas face operating risks, including the risk of fire, explosion, blow-out, pipe failure, abnormally pressured formations and environmental hazards. Environmental hazards include oil spills, gas leaks, pipeline ruptures and discharges of toxic gases. If any of these operating risks occur, it could cause substantial losses to the energy company. Substantial losses may be caused by personal injury or loss of life; severe damage to or destruction of property, natural resources and equipment; pollution or other environmental damage; clean-up responsibilities; regulatory investigation; and penalties and suspension of operations, which may result in the curtailment or suspension of their related operations. In accordance with industry practice, energy companies generally maintain insurance against some, but not all, of the risks described above, and this insurance may not be adequate to cover losses or liabilities.

Other.  Upstream coal production companies are subject to demand variability based on favorable weather conditions, the strength of the domestic economy, the level of coal stockpiles in the customer base, and the general level of prices of competing sources of fuel for electric generation. They also are subject to supply variability based on the geological conditions that reduce productivity of mining operations, regulatory permits for mining activities and the availability of coal that meets Clean Air Act standards. Demand and prices for coal may also be impacted by current and proposed laws, regulations and/or trends at the federal, state or local levels, that impose limitations on chemical emissions from coal-fired power plants and other coal end-users. Any such limitations may reduce the demand for coal produced, transported or delivered by coal companies.

Entities doing business in the midstream segment of the energy sector are subject to additional risks.

Companies operating in the midstream segment of the energy sector also are subject to additional risks specific to the industry in which they operate, including the following:

Price Volatility and Production Risk.  The volatility of energy commodity prices can indirectly affect certain entities that operate in the midstream segment of the energy sector due to the impact of prices on the volume of commodities transported, processed, stored or distributed. Most such entities are not subject to direct commodity price exposure because they do not own the underlying energy commodity. While most of the midstream companies in which we will invest will not own the underlying energy commodity, our Advisor will seek to invest in companies that are able to mitigate or manage direct exposure to commodity price levels. Nonetheless, the price of every midstream company security can be adversely affected by the perception that the performance of all such entities is directly tied to commodity prices.

The profitability of entities that operate in the midstream segment of the energy sector, particularly processing and pipeline entities, may be materially impacted by the volume of natural gas or other energy commodities available for transporting, processing, storing or distributing. A significant decrease in the production of natural gas, oil, coal or other energy commodities, due to a decline in production from existing facilities, import supply disruption, depressed commodity prices or otherwise, would reduce revenue and operating income of such entities.

Gathering and Processing Company Risk.  Midstream processing companies are subject to many risks, including declines in production of crude oil and natural gas fields, which utilize their gathering and processing facilities as a way to market the gas, prolonged depression in the price of natural gas or crude oil refining, which curtails production due to lack of drilling activity, and declines in the prices of natural gas liquids and refined petroleum products, resulting in lower processing margins.

Pipeline Company Risk.  Midstream pipeline companies are subject to many risks, including varying demand for crude oil, natural gas, natural gas liquids or refined products in the markets served by the pipeline; changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities; sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities; and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Midstream pipeline companies are subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to tariff rates these companies may charge for pipeline transportation services. An adverse determination by FERC with respect to the tariff rates of a pipeline could have a material adverse effect on the business, financial condition, results of operations and cash flows of that midstream pipeline company and its ability to make cash distributions to its equity owners. In addition, there is uncertainty regarding the outcome of legal proceedings relating to FERC’s tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. If FERC’s income tax allowance policy were to change in the future to disallow a material portion of the income tax allowance taken by such interstate pipeline companies, it would adversely impact the maximum tariff rates that such companies are permitted to charge for their transportation services, which would in turn adversely affect the results of operations and cash flows of those companies.

Propane Company Risk.  Midstream propane companies are subject to many risks, including earnings variability based upon weather patterns in the locations where the company operates and the wholesale cost of propane sold to end customers. Midstream propane companies’ unit prices are based on safety in distribution coverage ratios, the interest rate environment and, to a lesser extent, distribution growth. In addition, propane companies are facing increased competition due to the growing availability of natural gas, fuel oil and alternative energy sources for residential heating.

Coal Company Risk.  Midstream coal companies are subject to many risks, including declines in the demand for and prices of coal. Demand variability can be based on weather conditions, the strength of the domestic economy, the level of coal stockpiles and the prices of competing sources of fuel for electric generation. They are also subject to supply variability based on geological conditions that reduce the productivity of mining operations, the availability of regulatory permits for mining activities and the availability of coal that meets the standards of the Clean Air Act. Prices for coal may also be affected by current and proposed regulatory limitations on emissions from coal-fired power plants and the facilities of other coal end-users. Such limitations may reduce demand for the coal produced and transported by coal companies. Certain coal companies could face declining revenues if they are unable to acquire additional coal reserves or other mineral reserves that are economically recoverable.

Marine Shipping Company Risk.  Midstream marine shipping companies are subject to many risks, including reductions in the demand for, and the level of consumption of, refined petroleum products, crude oil, natural gas, natural gas liquids and petroleum products in the supply areas and markets served by the marine shipping companies, which in turn could affect the demand for tank vessel capacity and charter rates. These companies’ vessels and their cargoes are also subject to the risks of being damaged or lost due to marine disasters, bad weather, mechanical failures, grounding, fire, explosions, collisions, human error, piracy, and war and terrorism. Some vessels may also require replacement or significant capital improvements earlier than otherwise required due to changing regulatory standards. Shipping companies or their ships may be chartered in any country, and our investments in such issuers may be subject to risks similar to risks related to investments in non-U.S. securities.

The natural resource sector is highly competitive.

Energy companies in which we will invest face substantial competition from other companies, many of which will have greater financial, technological, human and other resources, in acquiring natural resource assets, obtaining and retaining customers and contracts and hiring and retaining qualified personnel. Larger companies may be able to pay more for assets and may have a greater ability to continue their operations during periods of low commodity prices. To the extent that the energy companies in which we will invest are unable to compete effectively, their operating results, financial position, growth potential and cash flows may be adversely affected, which could in turn adversely affect distributions that they make to us and therefore, our results and our ability to make distributions to our stockholders.

The profitability of MLPs and other natural resource companies could be adversely affected by changes in the regulations to which they are subject.

Energy companies are subject to significant foreign, federal, state and local regulation in virtually every aspect of their operations, including with respect to how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Such regulation can change over time in both scope and intensity. For example, a particular by-product may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy companies.

Specifically, the operations of various energy company assets are subject to stringent and complex federal, state and local environmental laws and regulations. These include, for example:

•	the federal Clean Air Act and comparable state laws and regulations that impose obligations related to air emissions;

•	the federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water;

•	the federal Resource Conservation and Recovery Act (“RCRA”) and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and

•	the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”), also known as “Superfund,” and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by energy companies or at locations to which they have sent waste for disposal.

Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.

There is an inherent risk that energy companies may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of energy companies, and the cost of any remediation that may become necessary. Energy companies may not be able to recover these costs from insurance.

Proposals for voluntary initiatives and mandatory controls are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. These measures, if adopted, could result in increased costs to certain companies in which we may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program.

In the wake of a recent Supreme Court decision holding that the Environmental Protection Agency (“EPA”) has some legal authority to deal with climate change under the Clean Air Act, the federal government announced on May 14, 2007 that the EPA and the Departments of Transportation, Energy, and Agriculture would jointly write regulations to cut gasoline use and control greenhouse gas emissions from cars and trucks. These measures, if adopted, could reduce demand for energy or raise prices, which may adversely affect the total return of certain of our investments.

We invest primarily in equity securities that are susceptible to significant variations in price.

Equity securities of entities that operate in the energy sector can be affected by macro economic and other factors affecting the stock market in general, expectations about changes in interest rates, investor sentiment towards such entities or the entities that produce natural resource reserves, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of DCF). Prices of equity securities of individual entities also can be affected by fundamentals unique to the company or partnership, including earnings power and coverage ratios.

Upstream and midstream company equity prices are primarily influenced by distribution growth rates and prospects for distribution growth. Any of the foregoing risks could substantially impact the ability of such an entity to grow its distributions.

Extreme weather patterns, such as hurricane Ivan in 2004 and hurricanes Katrina and Rita in 2005, or the threat thereof, could result in substantial damage to the facilities of certain companies located in the affected areas and significant volatility in the supply of energy and power and could adversely impact the prices of the securities in which we invest. This volatility may create fluctuations in commodity prices and earnings of companies in the energy industry.

A rising interest rate environment could adversely impact the performance of companies in the energy sector. Rising interest rates could limit the capital appreciation of equity units of such entities as a result of the increased availability of alternative investments at competitive yields with such entities. Rising interest rates also may increase the cost of capital. A higher cost of capital could limit growth from acquisition or expansion projects, limit the ability of such entities to create distribution growth rates, and adversely affect the prices of their securities.

Investing in securities of smaller companies may involve greater risk than is associated with investing in more established companies. Companies with smaller capitalization may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than larger, more established companies. All of these factors make the securities of smaller companies more volatile.

There are unique risks that result from investing in the equity securities of MLPs.

We invest in equity securities of MLPs and their affiliates, and may invest up to 100% of our total assets in such securities. As a result, we are subject to the risks associated with an investment in MLPs and their affiliates, including the following:

•	Cash Flow Risk. We may seek to derive substantially all of our cash flow from investments in equity securities of MLPs and their affiliates. The amount of cash that we will have available to distribute to holders of our securities depends on the ability of MLPs in whose securities we invest to make distributions to their equity owners. We have no control over the management or operations of underlying MLPs. The amount of cash that each individual MLP can distribute to its equity owners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the energy market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on an MLP’s level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors.

•	Tax Risk of MLPs. Our ability to meet our investment objective will depend partially on the amounts of taxable income, dividends and distributions we receive from the securities of energy companies in which we invest, a factor over which we have no control. The benefit we will derive from our investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. An MLP will be treated as a partnership for federal income tax purposes if 90% or more of the MLP’s gross income for each taxable year consists of “qualifying income.” As a partnership, an MLP has no federal income tax liability at the entity level. The present federal income tax treatment of MLPs or an investment in MLPs may be modified by administrative, legislative or judicial interpretation at any time. For example, in response to certain recent developments, members of Congress are considering substantive changes to the definition of qualifying income for MLP purposes. It is possible that these efforts could result in changes to the existing federal income tax laws that affect MLPs. Any modification to the federal income tax laws and interpretations thereof may or may not be applied retroactively. We are unable to predict whether any of these changes, or other proposals, will ultimately be enacted. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the graduated tax rates applicable to corporations. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and the distributions we receive might be taxed entirely as dividend income. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect our ability to meet our investment objective and would reduce the amount of cash available to distribute to holders of our securities.

•	Deferred Tax Risks of MLPs. As a limited partner in, or member of, the MLPs in which we invest, we will be required to include in our taxable income a pro rata share of income, gains, losses, deductions and credits from those MLPs. Historically, a significant portion of income from such MLPs has been offset by tax deductions. We will incur a current tax liability on that portion of the MLPs income and gains that is not offset by tax deductions, losses, or credits, or our net operating loss carryforwards, if any. The portion, if any, of a distribution received by us from an MLP that is offset by the MLP’s tax deductions, losses or credits will be treated as a tax-advantaged return of capital. However, any such return of capital will be reflected in our adjusted tax basis in the equity securities of the MLP, which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by us for tax purposes upon the sale of any such equity securities or upon subsequent distributions in respect of such equity securities. The percentage of an MLP’s income and gains that is offset by tax deductions and losses will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs whose securities we hold could result in a reduction of accelerated depreciation generated by new acquisitions, resulting in increased current income tax liability to us.

•	Governance Risks of MLPs. Holders of MLP units are subject to certain risks inherent in the ownership structure of all MLPs, including: (i) the limited ability that unitholders have to elect or remove management of the MLP; (ii) investors in MLPs have very limited voting rights, except for the right to vote on extraordinary transactions; and (iii) conflicts of interest of the general partner, including those arising from incentive distribution payments and other increases in general partner compensation resulting from growth in the distributions made by MLPs.

•	Affiliated Party Risk. Certain MLPs are dependent on their parents or sponsors for a majority of their revenues. Any failure by an MLP’s parent or sponsor to satisfy its payments or obligations would impact the MLP’s revenues and cash flows and ability to make distributions. Moreover, the terms of an MLP’s transactions with its parent or sponsor are typically not arrived at on an arm’s-length basis, and may not be as favorable to the MLP as a transaction with a non-affiliate.

•	Subordination Risks. MLP subordinated units are not typically listed on a national securities exchange or publicly traded. Holders of MLP subordinated units are entitled to receive a distribution only after the minimum quarterly distribution has been paid to holders of common units but prior to payment of incentive distributions to the general partner or managing member. MLP subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the MLP of specified financial goals.

•	Risks of Operator Interests. General partner and managing member interests are generally not publicly traded, although they may be owned by publicly traded entities such as general partner MLPs. A holder of general partner or managing member interests can be liable in certain circumstances for amounts greater than the amount of the holder’s investment. In addition, while a general partner or managing member’s incentive distribution rights can mean that general partners and managing members have higher distribution growth prospects than their underlying MLPs, these incentive distribution payments would decline at a greater rate than the decline rate in quarterly distributions to common or subordinated unitholders in the event of a reduction in the MLP’s quarterly distribution. A general partner or managing member interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner or managing member, typically by a supermajority vote of the limited partners or members.

We will accrue deferred income taxes for any future tax liability associated with that portion of MLP distributions considered to be a tax-deferred return of capital for tax purposes in excess of the amount determined for book purposes, as well as for capital appreciation of our investments. Upon the sale of an MLP security, we may be liable for previously deferred taxes. We will rely to some extent on information provided by the MLPs, that is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining our NAV. From time to time, we will modify our estimates or assumptions regarding our deferred tax liability as new information becomes available.

Acts of terrorism may adversely affect us.

The U.S. securities markets are subject to disruption as a result of terrorist activities, such as the terrorist attacks on the World Trade Center on September 11, 2001; war, such as the war in Iraq and its aftermath; and other geopolitical events, including upheaval in the Middle East or other energy producing regions. The U.S. government has issued warnings that energy assets, specifically those related to pipeline infrastructure, production facilities, and transmission and distribution facilities, might be specific targets of terrorist activity. Such events have led, and in the future may lead, to short-term market volatility and may have long-term effects on the U.S. economy and markets. Such events may also adversely affect our business and financial condition.

Risks Related to this Offering

The price of our common shares may be volatile and may decrease substantially.

The trading price of our common shares following this offering may fluctuate substantially. The price for our common shares that will prevail in the market after this offering may be higher or lower than the price you pay and the liquidity of our common shares may be limited, in each case depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include the following:

•	changes in the value of our portfolio of investments;

•	price and volume fluctuations in the overall stock market from time to time;

•	significant volatility in the market price and trading volume of securities of similar investment companies or other financial services companies;

•	our dependence on the energy sector;

•	our inability to deploy or invest our capital;

•	fluctuations or forecasted changes in interest rates;

•	increases in the taxable portion of distributions we receive on our equity investments;

•	any shortfall in revenue or net income or any increase in losses from those levels expected by investors or securities analysts;

•	operating performance of companies comparable to us;

•	our ability to borrow money or obtain additional capital;

•	actual or anticipated changes in our earnings or fluctuations in our operating results or changes in the expectations of securities analysts;

•	general economic conditions and trends; or

•	departures of key personnel.

Investing in our common shares may involve an above average degree of risk.

The investments we make may result in a higher amount of risk, volatility or loss of principal than alternative investment options. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our common shares may not be suitable for investors with lower risk tolerance.

Prior to this offering, there has been no public market for our common shares, and we cannot assure you that the market price of our common shares will not decline following the offering.

Before this offering, there has been no public trading market for our common shares, and we cannot assure you that one will develop or be sustained after this offering. We cannot predict the prices at which our common shares will trade. The initial public offering price for our common shares will be determined through our negotiations with the underwriters and may not bear any relationship to the market price at which it will trade after this offering or to any other established criteria of our value. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to sales load (underwriting discount) and related offering expenses. In addition, shares of closed-end investment companies have in the past frequently traded at discounts to their NAV and our stock may also be discounted in the market. This characteristic of closed-end investment companies is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether our common shares will trade above, at, or below our NAV. The risk of loss associated with this characteristic of closed-end investment companies may be greater for investors expecting to sell common shares purchased in this offering soon after the offering.

Provisions of the Maryland General Corporation Law and our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common shares.

The Maryland General Corporation Law and our charter and bylaws contain provisions that may have the effect of discouraging, delaying or making difficult a change in control of our company or the removal of our incumbent directors. We will be covered by the Business Combination Act of the Maryland General Corporation Law to the extent that such statute is not superseded by applicable requirements of the 1940 Act. However, our Board of Directors has adopted a resolution exempting us from the Business Combination Act for any business combination between us and any person to the extent that such business combination receives the prior approval of our board, including a majority of our directors who are not interested persons as defined in the 1940 Act.

Under our charter, our Board of Directors is divided into three classes serving staggered terms, which will make it more difficult for a hostile bidder to acquire control of us. In addition, our Board of Directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock. See “Description of Capital Stock.” Subject to compliance with the 1940 Act, our Board of Directors may, without stockholder action, amend our charter to increase the number of shares of stock of any class or series that we have authority to issue. The existence of these provisions, among others, may have a negative impact on the price of our common shares and may discourage third party bids for ownership of our company. These provisions may prevent any premiums being offered to you for our common shares.

If a substantial number of our common shares becomes available for sale and are sold in a short period of time, the market price of our common shares could decline.

Upon completion of this offering, we will have           common shares outstanding. Of these shares, the shares sold in this offering will be freely tradable. We anticipate that our directors and executive officers and each member of our Advisor’s investment committee will agree with the underwriters not to sell any common shares they own for a period of 60 days from the date of this offering, subject to extension in certain circumstances. In addition, we have entered into a registration rights agreement that provides, among other things, that within 30 days after we consummate this offering, we will file with the SEC a shelf registration statement to cover resales of our common shares held by our current stockholders that are not offering their common shares in this offering. If our stockholders sell a substantial number of our common shares in the public market following this offering, the market price of our common shares could decrease. See “Shares Eligible for Future Sale.”

If you purchase our common shares in this offering, you will experience immediate dilution.

If you purchase our common shares in this offering, based on an assumed public offering price of $      per share (the mid-point of the range set forth on the cover of this prospectus), you will experience immediate dilution of $      per share because the price that you pay will be greater than the pro forma NAV per share of the shares you acquire. This dilution is in large part due to the expenses incurred by us in connection with the consummation of this offering and the fact that our earlier investors paid, on average, less than the initial public offering price per share when they purchased their shares. In addition, our Charter and bylaws allow us to issue significant numbers of additional shares, including shares issued under our dividend reinvestment plan, which could result in further dilution to purchasers of our common stock in this offering.

USE OF PROCEEDS

We estimate that the net proceeds received by us from this offering, assuming an offering price of $      per share (the mid-point of the range set forth on the cover of this prospectus), will be approximately $      after deducting the sales load and estimated offering expenses of approximately $      paid by us, including the offering expenses payable by us related to the offering and sale of our common shares by the selling stockholders. A $1.00 increase (decrease) in the assumed initial public offering price of $      per share would increase (decrease) the net proceeds to us from this offering by $ , after deducting the sales load and estimated offering expenses payable by us and assuming the number of shares offered by us, as set forth on the cover page of this prospectus, remains the same. We will receive none of the proceeds from the sale of shares by the selling stockholders.

We expect to use the net proceeds received by us from this offering to repay any outstanding balance under our secured credit facility, to invest in accordance with our investment objective and strategies and for working capital purposes. We anticipate that it may take approximately six months to invest substantially all of the net proceeds received by us from this offering in securities meeting our investment objective and strategies. During the period in which we are investing the net proceeds received by us from this offering, we may invest substantially all of the proceeds initially in securities of MLPs operating in the midstream segment of the energy sector.

We may also initially invest the net proceeds received by us from this offering in cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high-quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid fixed-income securities. In either event, the return on our common shares is expected to be lower than that realized after full investment in accordance with our investment objective and strategies. We will not receive any of the proceeds from the sale of any common shares by the selling stockholders.

DISTRIBUTIONS

We intend, subject to adjustment in the discretion of our Board of Directors, to distribute substantially all of our DCF to our stockholders through quarterly distributions. Our Board of Directors has adopted a policy to target distributions to common stockholders in an amount of at least 95% of our DCF on an annual basis. We will pay distributions on our common shares each fiscal quarter out of our DCF, if any. We paid our initial distribution of $0.22 per common share on November 30, 2007 to stockholders of record as of November 23, 2007 for the period from inception through November 30, 2007. On March 3, 2008, we paid a distribution of $0.23 per common share to stockholders of record as of February 21, 2008. On May 12, 2008 our Board of Directors declared a $0.2625 per share distribution that is expected to be paid on June 2, 2008. There is no assurance that we will make regular distributions.

A distribution on our common shares will be treated as a taxable dividend to the extent of our current or accumulated earnings and profits. We anticipate that only a portion of the distributions we make on the common shares will be treated as taxable dividend income to our stockholders. If you are an individual citizen or resident of the United States or a United States estate or trust for U.S. federal income tax purposes and meet certain holding period and other applicable requirements, the portion of such distributions treated as taxable dividend income will be “qualified dividend income” currently subject to a maximum 15% U.S. federal income tax rate. If distributions paid to holders of our common shares exceed the current and accumulated earnings and profits allocated to the common shares held by a stockholder, the excess of such distribution will constitute a return of capital to the extent of the stockholder’s basis in our common shares and capital gain thereafter. A return of capital distribution reduces the basis of the shares held by a stockholder, which may increase the amount of gain recognized upon the sale of such shares. The final characterization of our distributions will be determined following the end of each fiscal year and reported to stockholders on Form 1099 in January of the year following the distribution. See “Certain U.S. Federal Income Tax Considerations — Taxation of U.S. Stockholders.”

We intend to have an “opt out” dividend reinvestment plan for our stockholders that will be effective upon completion of this offering. As a result, if we declare a distribution after the plan is effective, stockholders’ cash distributions will be automatically reinvested in additional common shares, unless the stockholders specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions. Stockholders who receive distributions in the form of common shares will generally be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. If a stockholder elects to receive distributions in cash, payment will be made by check. See “Dividend Reinvestment Plan.”

As a registered investment company, we are prohibited from paying distributions if doing so would cause us to fail to maintain the asset coverage ratios stipulated by the 1940 Act. Distributions also may be limited by the terms of any of our borrowings. It is our objective to invest our assets and structure our borrowings so as to permit stable and consistently growing distributions. However, there can be no assurances that we will achieve that objective or that our results will permit the payment of any cash distributions.

CAPITALIZATION

The following table sets forth (i) our actual capitalization as of February 29, 2008, (ii) our capitalization as adjusted to reflect the $      million outstanding under our secured credit facility as of          , 2008; and (iii) our capitalization as further adjusted to reflect the issuance of the common shares offered hereby, including the deduction of the sales load and estimated offering expenses payable by us related to the offering and sale of our common shares by us and the selling stockholders. You should read this table together with “Use of Proceeds” and our statement of assets and liabilities included elsewhere in this prospectus.

	Actual
	February 29,
	2008	As Adjusted	As Further Adjusted
	(Unaudited)	(Unaudited)	(Unaudited)

Short-term debt:
Secured credit facility	18,200,000	(2)
Net Assets Applicable to Common Stockholders Consist of:
Capital Stock, $0.001 par value, 100,000,000 common shares authorized; 5,550,571 common shares issued and outstanding actual and as adjusted; common shares issued and outstanding as further adjusted(1)	5,551	5,551
Additional paid-in capital	75,026,350	75,026,350	(3)
Accumulated net investment loss, net of income taxes	(234,950)	(234,950)	(234,950)
Undistributed realized gain, net of income taxes	387	387	387
Net unrealized loss on investments, net of income taxes	(6,244,882)	(6,244,882)	(6,244,882)

Net assets applicable to common stockholders	$68,552,456	$	$

(1)	None of these outstanding shares are held by us or for our account.

(2)	Represents approximate amount outstanding as of , 2008.

(3)	Reflects the proceeds of the issuance of common shares offered hereby ($ ) at an assumed initial public offering price of $ per share (the mid-point of the range set forth on the cover of this prospectus), less $0.001 par value per share of common stock ($ ), less the sales load ($ ), and less the estimated offering expenses borne by us ($ ) related to the offering and sale of our common shares by the selling stockholders.

DILUTION

Our NAV as of          , 2008 was approximately $      million, or $      per common share. NAV per share represents the amount of our total assets minus our total liabilities, divided by the           common shares that were outstanding on          , 2008.

After giving effect to the sale of           common shares by us in this offering at an assumed initial public offering price of $      per share (the mid-point of the range set forth on the cover of this prospectus), deducting the sales load and estimated offering expenses payable by us (including the offering expenses payable by us related to the offering and sale of our common shares by the selling stockholders), and repayment of the $      million outstanding under our secured credit facility, our net assets as of          , 2008 would have been approximately $      million, or $      per share. This represents an immediate increase in NAV of $      per share to our existing stockholders and an immediate dilution of $      per share to new investors who purchase common shares in the offering at the assumed initial public offering price. The following table shows this immediate per share dilution:

Assumed initial public offering price per common share	$
NAV per common share as of , 2008, before giving effect to this offering	$
Increase in NAV per common share attributable to investors in this offering	$
NAV per common share after this offering	$
Dilution per common share to new investors	$

The following table summarizes, as of          , 2008, the number of common shares purchased, the total consideration paid and the average price per share paid by existing stockholders and to be paid by new investors purchasing common shares in this offering, at an assumed initial public offering price of $      per share (the mid-point of the range set forth on the cover of this prospectus) and before deducting the sales load and estimated offering expenses payable by us. This table assumes no exercise of the underwriters’ overallotment option.

	Common Shares
	Purchased			Total Consideration			Average Price
	Number	Percent		Amount	Percent		Per Share

Existing stockholders	5,550,571		%	$83,232,915		%	$15.00
New investors			%			%

Total		100%			100%		$

To the extent the underwriters’ overallotment option is exercised, there will be further reduction in the percentage of our common shares held by new investors.

A $1.00 increase or decrease of the assumed public offering price of $           per share (the mid-point of the range set forth on the cover of this prospectus) would increase or decrease our net assets as of          , 2008 by $          , or $           per share.

THE COMPANY

We are registered as a non-diversified, closed-end management investment company under the 1940 Act. We were organized as a corporation on May 22, 2007 under the laws of the State of Maryland. We seek to provide our stockholders with an efficient vehicle to invest in a portfolio consisting of privately held companies and publicly traded MLPs and their affiliates operating primarily in the upstream segment, and to a lesser extent the midstream segment, of the energy sector. Unlike most investment companies, we are treated as a corporation and not as a RIC for federal income tax purposes. We do not intend to elect to be treated as a BDC.

We raised approximately $82.9 million of gross proceeds ($77.0 million of net proceeds) through the private placement of 5,524,256 of our common shares on July 19, 2007. As of April 21, 2008, we had a $91 million portfolio consisting of investments in 11 portfolio companies. We have invested approximately $72.2 million of our portfolio in companies operating in the upstream segment of the energy sector.

The following table summarizes our investments as of April 21, 2008 (dollars in thousands).

		Fair
Portfolio Company	Principal Business	Value		Purchase Type	Yield to Cost(1)

Legacy Reserves, LP	Oil and natural gas exploitation and development in the Permian basin	$23,081		Direct Placement/Open Market	8.9%
BreitBurn Energy Partners L.P.	Oil and natural gas exploitation and development in multiple basins	$14,800		Direct Placement	6.7%
Linn Energy, LLC	Oil and natural gas exploitation in the Anadarko, Appalachian and Los Angeles basins	$15,159		Private Transaction	8.8%
Encore Energy Partners LP	Oil and natural gas exploitation and development in the Elk and Permian basins	$6,333		IPO/Open Market	7.6%
Quest Energy Partners, L.P.	Oil and natural gas exploitation and development in the Cherokee Basin in Oklahoma and Kansas	$4,936		IPO/Open Market	9.5%
NRPC Properties, LLC	Oil and natural gas exploitation and development projects targeting the Permian basin	$4,975	(2)	Private Co.	11.0%
EV Energy Partners, L.P.	Oil and natural gas exploitation and development in the Appalachian, East/Central Texas, Louisiana, Michigan and Mid-Continent Areas	$2,891		Open Market	7.1%

Total Upstream Investments		$72,175

Quest Midstream Partners, L.P.	Natural gas gathering	$8,138	(3)	Private Co.	8.5%
Copano Energy, L.L.C.	Natural gas gathering and processing	$4,182		Direct Placement	6.1%
Other Public MLPs		$6,075		Open Market	7.5%

Total Midstream Investments		$18,395

Total Investments		$90,570			8.2%

(1)	The yield to cost has been calculated by annualizing the most recent distribution from the portfolio company and dividing by the amount invested in the underlying security. Actual distributions to us are based on each company’s available cash flow. Distributions may be above or below the yield to cost and are subject to change. See “Risk Factors.”
(2)	Valued at acquisition cost as of acquisition date of March 18, 2008.
(3)	As of February 29, 2008.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Investment Objective

Our investment objective is to seek a high level of total return through a combination of capital appreciation and current income. We invest in equity securities of companies that we expect to pay us current and growing distributions and provide capital growth through an initial public offering or strategic acquisitions. For purposes of our investment objective, total return includes capital appreciation of, and all distributions received from, securities in which we invest, regardless of the tax character of the distributions. Similar to the tax characterization of cash distributions made by MLPs to their unitholders, we believe that a significant portion of our distributions to stockholders may be treated as return of capital.

We pursue our investment objective by investing in a portfolio of privately held companies and publicly traded MLPs and their affiliates in the upstream segment, and to a lesser extent the midstream segment, of the energy sector. Companies operating in the upstream and midstream segments of the energy sector in which we may invest can be broadly categorized as follows:

•	Upstream — Companies with mature, developed, long-lived assets and multi-year hedging strategies that produce energy resources, including crude oil, natural gas, and coal from proved reserves; and

•	Midstream — Companies that transport, process, store, distribute or market natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.

Under normal circumstances, we invest at least 80% of our total assets (including assets obtained through leverage) in the equity securities of companies that derive a majority of their revenues from gas or oil operations in the upstream and midstream segments of the energy sector. We focus our investments in upstream companies whose efforts to maintain or expand proved reserves generally are funded by internally generated cash flow, the issuance of debt, or the issuance of additional equity. Proved reserves represent reserves that engineering professionals believe with reasonable certainty (at least 90% probability) will be recoverable in future years from known reservoirs under existing economic and operating conditions.

Targeted Investment Characteristics

Our investment strategy focuses on minimizing risk by using a disciplined screening process. We anticipate that our targeted investments will typically have the following characteristics:

•	Production vs. Exploration Focus — Companies that engage in the production of oil and natural gas reserves and the exploitation of proved reserves as opposed to the higher risk exploration of unproved properties.

•	Predictable Volume — Companies with a high percentage of long-lived, proved, developed producing assets, high reserves to production ratios, low natural decline rates and relatively mature properties.

•	Predictable Revenue — Companies that seek to mitigate potential commodity price risk by having a significant percentage of their production hedged for multiple years.

•	Current Yield Plus Growth Potential — Companies that generate a current cash return at the time of investment and that possess good prospects for growth. Typically, we would not expect to invest in start-up companies or companies having speculative business plans.

•	Low Operating Cost Structures — Companies with the ability to operate in wide-ranging commodity price environments due to low break-even operating costs.

•	Steady or Growing Distributable Cash Flow — Companies that successfully replace depleted reserves to offset natural production declines, allowing them to maintain or grow their cash distribution levels.

•	Experienced, Operations-Focused Management Teams — Companies with management teams experienced in recovering natural resources in the geographic area in which the company operates the assets. We seek companies with management teams that have a track record of success and who often add substantial knowledge and focus in particular segments of the energy sector or with certain types of assets.

•	Exit Opportunities — Companies that intend to and could become candidates for strategic acquisition by other industry participants and companies that may provide liquidity for our investments through an IPO of equity interests or other capital markets transactions.

Market Opportunity

We believe that our strategy will provide attractive investment opportunities as a result of the following factors:

•	Significant Private Company Investment Opportunities. We estimate that MLPs own 1.5% of all proved reserves in the U.S. We believe that attractive investment opportunities exist in privately held companies that may later seek to sell securities in the public markets and become MLPs. We seek to identify those private companies that we believe can become MLPs, and we hope to capture for our stockholders any increase in value that may result. We believe that there are more than 1,100 private energy production companies in the U.S., many of which face increasing difficulty accessing the capital markets due to a continuing preference by investors for securities offerings by larger companies with more liquid securities. We believe that the financing needs of those businesses will provide us with numerous attractive investment opportunities.

•	Direct Placements to Finance Acquisitions. Energy production companies need flexible financial structures and timely execution in order to finance internal growth projects and acquisitions. To obtain timely and flexible financing, energy production companies (particularly MLPs) have increasingly utilized direct placement transactions with institutional investors, including the investment funds pioneered by our Advisor. Through March 31, 2008, MLPs in the upstream segment of the energy sector have announced over $8.0 billion in acquisitions since their respective IPOs in 2006 and 2007. We estimate that at least $4.4 billion of these acquisitions were financed through the direct placement by those MLPs of their securities with institutional investors. Future acquisitions by MLPs likely will require equity financing that could provide us with direct placement opportunities.

•	Growing Acceptance by Capital Markets. There has been an emergence of MLPs successfully formed to move upstream energy production properties into more tax-efficient partnership structures. From January 1, 2006 through April 21, 2008, nine upstream MLPs have completed IPOs and had a combined market capitalization as of April 21, 2008 of approximately $9.2 billion. The conversion of private upstream companies into an MLP structure is driven by a desire to obtain higher valuations for underappreciated energy production companies and properties. We believe there is a large pool of uninvested private equity capital that will be attracted to the upstream segment to finance some of these conversions and that private equity firms will combine their capital with other investors such as us. We expect upstream MLPs that meet our targeted investment characteristics will continue to find increasing acceptance in the capital markets.

•	Substantial Asset Ownership Realignment. Similar to the trend in the midstream segment of the energy sector that occurred during the last decade, we expect upstream operations to increasingly shift to a MLP structure. Proved, developed producing energy reserves owned by major energy companies often are underutilized and undervalued relative to the core exploration and drilling operations of those companies. Separate ownership of these assets allows major energy companies to focus on their core exploration and drilling businesses and allows upstream energy production companies (privately held or MLPs) to maximize operational output and efficiency at a lower cost of capital. Furthermore, MLPs can utilize the tax advantage of holding MLP-qualifying mature production assets in a partnership structure and focusing capital and human resources directly on managing the assets effectively. We believe that in the upstream segment of the energy sector, the property acquisition and divestiture market has averaged approximately $37 billion of annual transactions between 2001 and 2006. We believe such activity will continue as larger integrated companies with higher cost structures continue to divest energy assets to smaller, more entrepreneurial companies, MLPs continue to pursue acquisitions to drive distribution growth and private equity firms seek to aggregate energy assets for contribution to existing or newly-formed MLPs or other public or private entities.

•	Asset Quality. Our investment strategy is anchored in our fundamental principles of growth, yield and quality. While we anticipate that our investments will provide some commodity price exposure, we use an investment strategy that has a disciplined screening process to attempt to lower that risk. We target distribution paying companies with experienced, operations-focused management teams, long-lived proved, developed producing reserves, low natural decline rates and active hedging strategies to mitigate cash flow volatility.

•	Strong Crude Oil and Natural Gas Price Fundamentals. Liquid hydrocarbon demand, including crude oil demand, is expected to increase from 2004-2010 throughout the world at an average annual rate of 1.5%. This demand increase is expected to come primarily from the United States, which consumes more crude oil than any other country in the world, and rapidly growing economies like China and India. World production of crude oil is dominated by the Organization of Petroleum Exporting Countries (“OPEC”), with approximately 42% of 2005 production coming from OPEC members. Geopolitical events continue to create concerns regarding the world’s crude oil spare production capacity, which has declined over the last several years, contributing to relatively higher crude oil prices. The average annual rate of growth of natural gas consumption between 2006-2010 in the U.S. is expected to be 1.8%. This is expected to exceed the average annual rate of growth of natural gas production in the U.S. of 1.0% for the same period. Natural gas volumes imported from Canada are expected to decline as volumes are diverted to Canadian oil sands projects. In addition, natural gas well productivity levels continue to decline, and production from unconventional sources, which require more technology, is expected to increase. These factors contribute to relatively higher natural gas prices over time.

Competitive Advantages

We believe that we are well-positioned to meet the financing needs of energy companies in the upstream and midstream segments of the energy sector for the following reasons:

•	Established Track Record and Existing Portfolio. As of April 21, 2008, we had a $91 million portfolio consisting of investments in 11 portfolio companies. We have invested approximately $72.2 million of our portfolio in companies operating in the upstream segment of the energy sector. As of April 21, 2008, these investments had an expected yield to cost (calculated by annualizing the most recent distribution from the portfolio company and dividing by the amount invested) of 8.2%.

•	Experience Across Energy Sector. Our Advisor has significant investment expertise across the energy sector and managed assets of approximately $2.6 billion in the sector as of March 31, 2008. The members of our Advisor’s investment committee have an average of over 20 years of financial investment experience. Two of the four publicly traded, closed-end investment companies for which our Advisor serves as investment advisor have investments in the upstream segment, and all such companies have investments in the gathering and processing portion of the midstream segment, of the energy sector, including crude oil and natural gas production, gathering and processing activities. For example, since 2005 our Advisor has managed a portfolio of assets in TYN that includes upstream Canadian royalty trusts and income trusts. Our Advisor successfully implemented an investment strategy analyzing over 30 upstream companies for yield, growth, and quality and managed that portfolio through a Canadian tax law change.

•	Strong Reputation, Deep Relationships and Access to Deal Flow. Our Advisor has developed a strong reputation and deep relationships with issuers, underwriters and sponsors that we believe will afford us competitive advantages in sourcing, evaluating, executing, and managing investment opportunities. Our Advisor has significant expertise in deal sourcing, transaction structuring and investing private capital. For example, our Advisor manages TTO, a publicly traded, closed-end management investment company that has elected to be regulated as a business development company and is focused primarily on investing in privately held and micro-cap public companies.

•	Capital Markets Innovation. Our Advisor has been a leader in providing innovative investment, financing and structuring opportunities for its publicly traded funds and for its private accounts. Our Advisor believes its innovation includes the following highlights:

•	First publicly traded, closed-end management investment company focused primarily on investing in energy MLPs;

•	Led development of institutional MLP direct placements to fund acquisitions, capital projects, and sponsor liquidity;

•	First follow-on common stock offering in a decade for a closed-end management investment company; and

•	Established one of the first closed-end fund universal shelf registration statements and completed the first registered direct offering off of a universal shelf registration statement for a closed-end fund.

•	Recognized as a MLP Institutional Leader. Our Advisor’s aggregate managed capital is among the largest of investment advisors managing closed-end management investment companies focused on the energy sector. Our Advisor, a pioneer in institutional direct placements with MLPs and other energy companies, has participated in over 75 direct placements, private company investments and initial public offerings totaling over $1.0 billion since 2002 through its publicly traded funds and other specialty investment vehicles.

•	Disciplined Investment Philosophy. Our Advisor’s senior investment professionals have substantial experience in structuring investments that balance the needs of energy companies with appropriate risk control. In making its investment decisions, our Advisor intends to continue the disciplined investment approach that it has utilized since its founding. This investment approach emphasizes the potential for enhanced returns through capital appreciation and current income, as well as low volatility and minimization of downside risk. Our Advisor’s due diligence process in connection with potential investments includes an engineering review for investments in upstream and certain midstream energy companies. In addition, the due diligence process involves an assessment of the overall attractiveness of the specific segment of the energy sector in which a company is involved, the company’s specific competitive position within that segment, potential commodity price risk, supply and demand, regulatory considerations, the stability and potential growth of the company’s cash flows, the company’s management track record and our Advisor’s ability to structure an attractive investment.

•	Flexible Transaction Structuring. We are not subject to many of the regulatory limitations that govern traditional capital providers such as commercial banks, mezzanine lenders or BDCs. As a result, we can, subject to the limitation imposed by us under the 1940 Act, be more flexible in structuring investments and selecting the types of securities in which we invest.

•	Extended Investment Horizon. Unlike private equity and venture capital funds, we are not subject to standard periodic capital return requirements. These provisions can force private equity and venture capital funds to seek returns on their investments through mergers, public equity offerings or other liquidity events more quickly than they otherwise might, thereby potentially resulting in both a lower overall return to investors and an adverse impact on their portfolio companies. We believe our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment funds will provide us with the opportunity to generate attractive returns on invested capital.

Investment Overview

We seek to invest in a portfolio consisting of privately held companies and publicly traded MLPs and their affiliates operating primarily in the upstream segment, and to a lesser extent the midstream segment, of the energy sector. We invest primarily in upstream companies whose efforts to maintain or expand proved reserves generally are funded by internally generated cash flow, the issuance of debt, or the issuance of additional equity. Proved reserves represent those reserves for which engineering professionals express a reasonable certainty (at least 90% probability) that the crude oil, natural gas, or coal will be recoverable in future years from known reservoirs under existing economic and operating conditions.

Investment Selection

Our Advisor uses an investment selection process modeled after the investment selection process utilized by our Advisor for the other closed-end funds it manages. The selection process is very similar to the investment selection process utilized by our Advisor for TTO. Seven of our Advisor’s senior investment professionals, Messrs. Fulmer, Hamel, Henriksen, Matlack, Russell, Schulte and Thummel, are responsible for the negotiation (if necessary), structuring and managing of our investments, and operate under the oversight of our Advisor’s investment committee.

Distributions Received from Investments

We seek to generate revenues in the form of capital gains and distributions on dividend-paying equity securities or other equity or debt interests that we have acquired. We intend to acquire securities that pay cash distributions on a recurring or customized basis. We also expect to generate revenue in the form of commitment, origination, structuring, or diligence fees and possibly consulting fees.

Sensitivity Analyses

Our Advisor generally performs sensitivity analyses to determine the effects of changes in market conditions on any proposed investment. These sensitivity analyses may include, among other things, simulations of changes in energy commodity prices, changes in interest rates, changes in economic activity and other events that would affect the performance of our investment.

Investment Process and Due Diligence

In conducting due diligence, our Advisor uses available public information and information obtained from its relationships with management teams, vendors and suppliers to companies in which it might invest, investment bankers, consultants and other advisors. Although our Advisor uses research provided by third parties when available, primary emphasis is placed on proprietary analysis and valuation models conducted and maintained by our Advisor’s in-house investment professionals.

The due diligence process followed by our Advisor’s investment professionals is highly detailed and structured. Our Advisor seeks to exercise discipline with respect to company valuations and institute appropriate structural protections in our investment agreements. After our Advisor’s investment professionals undertake initial due diligence of a prospective investment, our Advisor’s investment committee determines whether to approve the initiation of more extensive due diligence by our Advisor’s investment professionals if the potential investment is worth pursuing. At the conclusion of the diligence process, our Advisor’s investment committee is informed of critical findings and conclusions. The due diligence process typically includes:

•	review of historical and prospective financial information;

•	review and analysis of financial models and projections;

•	evaluation by an on-staff petroleum engineer with extensive technical, geological and engineering expertise;

•	for many investments in private companies in the upstream and midstream segments of the energy sector, review of third-party geological and engineering reserve reports and internal engineering reviews;

•	on-site visits;

•	legal reviews of the status of the potential portfolio company’s title to its assets;

•	environmental diligence and assessments;

•	interviews with management, employees, customers and vendors of the prospective portfolio company;

•	research relating to the prospective portfolio company’s industry, regulatory environment, products, services and competitors;

•	review of financial, accounting and operating systems;

•	review of relevant corporate, partnership and other material agreements;

•	review of contingent liabilities; and

•	research relating to the prospective company’s management, including background and reference checks using our Advisor’s industry contact base, commercial databases and other investigative sources.

Additional due diligence with respect to any investment may be conducted on our behalf by our legal counsel and accountants, as well as by other outside advisors and consultants, as appropriate.

Upon the conclusion of the due diligence process, our Advisor’s investment professionals present a detailed investment proposal to our Advisor’s investment committee. The Advisor’s seven senior investment professionals have an average of 20 years of experience in energy, leveraged finance and private equity investing. The members of our Advisor’s investment committee have an average of over 20 years of financial investment experience. All decisions to invest in a company must be approved by the unanimous decision of our Advisor’s investment committee.

Investment Structure and Types of Investments

Once our Advisor’s investment committee has determined that a prospective company is suitable for investment, for those transactions in which we buy securities in a privately negotiated transaction, we will work with the management of that company and its other capital providers, including senior and junior debtholders and equity capital providers, if any, to structure an investment. We will negotiate among these parties to agree on how our investment is expected to perform relative to the other capital in the portfolio company’s capital structure. We expect substantially all of our investments will be in equity securities. The different types of equity securities in which we may invest are described under “Investment Objective and Principal Investment Strategies.”

Investments

We believe that our Advisor’s expertise in investing in small and middle market companies in the upstream and midstream segments of the energy sector, and our Advisor’s experience as an investment advisor in the energy sector, positions our Advisor to identify and capitalize on desirable investment opportunities. In addition, we believe that our Advisor’s regular contact with companies in the energy sector, investment bankers engaged in financing and merger and acquisition advisory work, and other professionals providing services to growth companies in the energy sector, will contribute to the number of quality investment opportunities that we can evaluate.

Ongoing Relationships with Portfolio Companies

Monitoring

The investment professionals of our Advisor monitor each investment to determine progress relative to meeting the company’s business plan and to assess the appropriate strategic and tactical courses of action for the company. This monitoring may be accomplished by attendance at board of directors meetings, the review of periodic operating reports and financial reports, an analysis of relevant reserve information and capital expenditure plans, and periodic consultations with engineers, geologists, and other experts. The performance of each investment is also periodically compared to the performance of similarly sized companies with comparable assets and businesses. Our Advisor’s monitoring activities are expected to provide it with the necessary access to monitor compliance with existing covenants, to enhance its ability to make qualified valuation decisions, and to assist its evaluation of the nature of the risks involved in each individual investment. In addition, these monitoring activities should permit our Advisor to diagnose and manage the common risk factors held by our total portfolio, such as sector concentration, exposure to a single financial sponsor, or sensitivity to a particular geographic market.

As part of the monitoring process, our Advisor will continually assess the risk profile of each of our private company investments and rate them on a scale of 1 to 3 based on the following categories:

(1) The company is performing at or above expectations and the trends and risk factors are generally favorable to neutral.

(2) The company is performing below expectations and the investment’s risk has increased materially since origination. The company may generally be out of compliance with various covenants with its lenders; however, payments are generally not more than 120 days past due.

(3) The company is performing materially below expectations and the investment risk has substantially increased since origination. Most or all of the company’s covenants are out of compliance, and payments are substantially delinquent. The investment is not expected to provide a full repayment of the amount invested.

These ratings are used to guide our strategy for adjusting our portfolio and as valuable input in assessing the value of our investments.

Valuation Process

We value our portfolio in accordance with U.S. generally accepted accounting principles and will rely on multiple valuation techniques, reviewed on a quarterly basis by our Board of Directors. Our Board of Directors undertakes a multi-step valuation process each quarter in connection with determining the fair value of our investments:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of our Advisor. As part of this process, materials are prepared containing their supporting analysis;

•	The Investment Committee of our Advisor reviews the preliminary valuations, and the investment professionals of our Advisor considers and assesses, as appropriate, any changes that may be required to the preliminary valuation to address any comments provided by the Investment Committee of our Advisor;

•	The Board of Directors assesses the valuations and ultimately determines the fair value of each investment in our portfolio in good faith; and

•	An independent valuation firm engaged by us to advise our Board of Directors performs certain limited procedures that we have identified and asked them to perform on a selection of these valuations as determined by us.

We have retained Duff & Phelps, LLC, an independent valuation firm, to advise our Board of Directors and provide third-party valuation consulting services which will consist of certain limited procedures that we will identify and request them to perform. Upon completion of such limited procedures, Duff & Phelps, LLC will review the fair value, as determined by us, of those investments subjected to their limited procedures, and make a determination as to whether the fair value, as determined by us, does or does not appear to be unreasonable. The independent valuation firm’s limited procedures do not and will not involve an audit, review, compilation or any other form of examination or attestation under the standards of the Public Company Accounting Oversight Board (United States). Our Board of Directors is solely responsible for determining the fair value of the investments in good faith. Duff & Phelps, LLC is not responsible for determining the fair value of any individual investment or portfolio of investments, nor are the limited procedures performed by Duff & Phelps, LLC intended to be used to determine fair value of any investment or portfolio of investment. The limited procedures performed by Duff & Phelps, LLC are supplementary to the inquiries and procedures that the Board of Directors is required to undertake to determine the fair value of the investments in good faith.

Determination of fair values involves subjective judgments and estimates. The notes to our financial statements will refer to the uncertainty with respect to the possible effects of such valuations, and any change in such valuations, on our financial statements.

Investment Policies

We seek to achieve our investment objective by investing primarily in securities of privately held companies and publicly traded MLPs and their affiliates that our Advisor believes offer attractive distribution rates and capital appreciation potential.

The following are our fundamental investment limitations set forth in their entirety. We may not:

(1) issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

(2) borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

(3) make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

(4) invest 25% or more of our total assets in any particular industry, except that we will concentrate our assets in the group of industries constituting the energy sector;

(5) underwrite securities issued by others, except to the extent that we may be considered an underwriter within the meaning of the Securities Act in the disposition of restricted securities held in our portfolio;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that we may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein; and

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that we may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.

We also have adopted the following nonfundamental policies:

•	Under normal circumstances, we invest at least 80% of our total assets (including assets obtained through leverage) in the equity securities of companies that derive a majority of their revenues from gas or oil operations in the upstream and midstream segments of the energy sector;

•	We may invest up to 100% of our total assets in the equity securities of companies that derive a majority of their revenues from operations in the upstream segment of the energy sector;

•	We may invest up to 100% of our total assets in restricted securities purchased directly from issuers in the energy sector, all of which may be illiquid securities and all of which may be issued by privately held companies;

•	We may invest up to 100% of our total assets in the equity securities of MLPs (all of which are public companies), including MLPs in the upstream and midstream segments of the energy sector;

•	We may invest up to 50% of our total assets in the equity securities of MLPs that derive a majority of their revenues from operations in the midstream segment of the energy sector;

•	We may invest up to 20% of our total assets in the equity securities of other companies that exploit and produce natural resources other than energy resources; and

•	We will not engage in short sales.

As used for the purpose of each nonfundamental investment policy, the term “total assets” includes assets to be obtained through leverage. During the period in which we are investing the net proceeds received by us from this offering, we may invest substantially all of the proceeds initially in securities of MLPs operating in the midstream segment of the energy sector.

We may also initially invest the net proceeds in cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, high-quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid fixed-income securities.

Our Board of Directors may change our nonfundamental investment policies without stockholder approval and will provide notice to stockholders of material changes (including notice through stockholder reports). However, any change in the policy of investing at least 80% of our total assets (including assets obtained through leverage) in equity securities of companies that derive a majority of their revenues from gas or oil operations in the upstream and midstream segments of the energy sector requires at least 60 days’ prior written notice to stockholders. Unless otherwise stated, these investment restrictions apply at the time of purchase, and we will not be required to reduce a position due solely to market value fluctuations.

Investment Securities

The types of securities in which we may invest include, but are not limited to, the following:

Equity Securities of Privately Held Companies.  We may invest a significant portion of our portfolio in equity securities of privately held companies, which generally consist of common and preferred stock, limited liability company units and limited or general partner interests. In addition, we may also purchase convertible securities, warrants and depository receipts of privately held companies organized as corporations, limited liability companies and limited or general partnerships. Although equity securities have historically generated higher average total returns than bonds over the long-term, equity securities also have experienced significantly more volatility in those returns and may under-perform relative to bonds during certain periods. An adverse event may depress the value of a particular equity security we hold. These investments will generally be subject to restrictions on resale, and there will generally not be an established trading market for these investments. The illiquidity of these investments may make it difficult for us to sell such investments at advantageous times and prices or in a timely manner.

Equity Securities of MLPs.  Consistent with our investment objective, we may invest up to 100% of our total assets in equity securities issued by MLPs, including common units, subordinated units, and equity securities issued by affiliates of MLPs, including I-Shares and LLC common units.

The table below summarizes the features of these securities, and a further discussion of these securities follows:

	Common Units	Subordinated Units
	(for MLPs taxed as	(for MLPs taxed as
	partnerships)(1)	partnerships)	I-Shares

Voting Rights	Limited to certain significant decisions; no annual election of directors	Same as common units	No direct MLP voting rights
Dividend Priority	First right to minimum quarterly distribution (“MQD”) specified in partnership agreement; arrearage rights	Second right to MQD; no arrearage rights	Equal in amount and priority to common units but paid in additional I-Shares at current market value of I-Shares
Dividend Rate	Minimum set forth in partnership agreement; participate pro rata with subordinated units after both MQDs are met	Equal in amount to common units; participate pro rata with common units above the MQD	Equal in amount to common units
Trading	Listed on NYSE, AMEX and NASDAQ Market	Not publicly traded	Listed on NYSE
Federal Income Tax Treatment	Ordinary income to the extent of taxable income allocated to holder; return of capital on distributions to extent of holder’s basis; excess distributions generally are capital gain	Same as common units	Full distribution treated as return of capital; because distribution is in shares, total basis is not reduced
Type of Investor	Retail and institutional; creates unrelated business taxable income (“UBTI”) for certain tax-exempt investors; RICs are limited to investing 25% of assets in MLPs	Same as common units	Retail and institutional; does not create UBTI; qualifying income for regulated investment companies
Liquidity Priority	Intended to receive return of all capital first	Second right to return of capital; pro rata with common units thereafter	Same as common units (indirect right through I-Share issuer)
Conversion Rights	None	One-to-one ratio into common units	None

(1)	Some energy companies in which we may invest may be organized as LLCs. Such LLCs are generally treated in the same manner as MLPs for federal income tax purposes. Common units of LLCs have characteristics similar to those of MLP common units, except that LLC common units typically have voting rights with respect to the LLC, and LLC common units held by management are not entitled to increased percentages of cash distributions as increased levels of cash distributions are received by the LLC. The characteristics of LLCs and their common units are more fully discussed below.

MLP Common Units.  MLP common units represent an equity ownership interest in a partnership, provide limited voting rights and entitle the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike stockholders of a corporation, common unitholders do not elect directors annually and generally have the right to vote only on certain significant events, such as a merger, a sale of substantially all of the assets of the company, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unitholders generally have the first right to a MQD prior to distributions to the subordinated unitholders or the general partner (including incentive distributions). Common unitholders typically have arrearage rights if the MQD is not met. In the event of liquidation, MLP common unitholders have first rights to the partnership’s remaining assets after bondholders, other debt holders, and preferred unitholders have been paid in full. MLP common units trade on a national securities exchange or on the over-the-counter market. Like common stock, prices of MLP common units are sensitive to general movements in the stock market, and a drop in the stock market may depress the price of MLP common units to which we have exposure.

Limited Liability Company Units.  Some energy companies in which we may invest have been organized as LLCs. Such LLCs are treated in the same manner as MLPs for federal income tax purposes. Consistent with its investment objective and policies, we may invest in common units or other equity securities of such LLCs. LLC common units represent an equity ownership interest in an LLC, entitling the holder to a share of the LLC’s success through distributions and/or capital appreciation. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their earnings. In contrast to MLPs, LLCs have no general partner, and there are generally no incentives that entitle management or other unitholders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unitholders typically have voting rights with respect to the LLC, whereas MLP common unitholders have limited voting rights. LLC common unitholders generally have first rights to a MQD prior to distributions to subordinated unitholders and typically have arrearage rights if the MQD is not met. In the event of a liquidation of the LLC, LLC common unitholders have first rights to the LLC’s remaining assets after bondholders, other debtholders and preferred unitholders, if any, have been paid in full. LLC common units may trade on a national securities exchange or on the over-the-counter market.

MLP Subordinated Units.  MLP subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLPs, and institutional investors. The purpose of the subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unitholders. Subordinated units generally are not entitled to distributions until holders of common units have received specified MQDs, plus any arrearages, and may receive less distributions upon liquidation. Subordinated unitholders generally are entitled to MQDs prior to the payment of incentive distributions to the general partner, but they are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units. They are generally convertible automatically into common units of the same issuer at a one-to-one ratio upon the passage of time and/or the satisfaction of certain financial tests. Subordinated units generally do not trade on a national securities exchange or on the over-the-counter market, and there is no active market for subordinated units. The value of a convertible security is a function of its worth if converted into the underlying common units. Subordinated units generally have similar voting rights as MLP common units. Distributions may be paid in cash or in-kind. MLPs issue different classes of subordinated units that may have different voting, trading and distribution rights. We may invest in different classes of subordinated units.

Equity Securities of MLP Affiliates.  In addition to equity securities of MLPs, we may also invest in equity securities of MLP affiliates, by purchasing securities of limited liability entities that own general partner interests of MLPs. General partner interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors such as the entities from which we may purchase general partner interests. An entity holding general partner interests, but not its investors, can be liable under certain circumstances for amounts greater than the amount of the entity’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are generally not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner interests typically hold incentive distribution rights (“IDRs”), which provide them with a larger share of the aggregate MLP cash distributions as the distributions to common unitholders are increased to prescribed levels. General partner interests generally cannot be converted into common units. A general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by common unitholders.

MLP I-Shares.  I-Shares represent an indirect investment in MLP I-units. I-units are equity securities issued to an affiliate of an MLP, typically a limited liability company, that owns an interest in and manages the MLP. The I-Shares issuer has management rights but is not entitled to incentive distributions. The I-Share issuer’s assets consist exclusively of MLP I-units. Distributions by MLPs to I-unitholders are made in the form of additional I-units, generally equal in amount to the cash received by common unitholders of MLPs. Distributions to I-Share holders are made in the form of additional I-Shares, generally equal in amount to the I-units received by the I-Share issuer. The issuer of the I-Shares is taxed as a corporation; however, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state filing obligations.

Restricted Securities.  We may invest up to 100% of our total assets in restricted securities. An issuer may be willing to offer the purchaser more attractive features with respect to securities issued in direct placements because it has avoided the expense and delay involved in a public offering of securities. Adverse conditions in the public securities markets also may preclude a public offering of securities. MLP subordinated units typically are purchased in private placements and do not trade on a national securities exchange or the over-the-counter market, and there is no active market for subordinated units. MLP subordinated units typically are purchased from affiliates of the issuer or other existing holders of convertible units rather than directly from the issuer.

Restricted securities obtained by means of direct placements are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. This lack of liquidity creates special risks for us. However, we could sell such securities in private transactions with a limited number of purchasers or in public offerings under the Securities Act. MLP subordinated units generally also convert to publicly traded common units upon the passage of time and/or satisfaction of certain financial tests.

Temporary Investments and Defensive Investments.  Pending investment of the net proceeds received by us from this offering (which we expect may take approximately six months following the closing of this offering), we may invest substantially all of the net proceeds received by us from this offering initially in securities of MLPs operating in the midstream segment of the energy sector.

We may also initially invest the net offering proceeds in cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid fixed-income securities — all of which are expected to provide a lower yield than the securities of MLPs and their affiliates. We may also invest in these instruments on a temporary basis to meet working capital needs, including, but not limited to, holding a reserve pending payment of distributions, and facilitating the payment of expenses and settlement of trades. In addition, and although inconsistent with our investment objective, under adverse market or economic conditions, we may invest 100% of our total assets in these securities. The yield on these securities may be lower than the returns on securities of MLPs or yields on lower rated fixed-income securities. To the extent we invest in these securities on a temporary basis or for defensive purposes, we may not achieve our investment objective.

Portfolio Turnover

Our annual portfolio turnover rate may vary greatly from year to year. Although we cannot accurately predict our annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for us. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that we bear. High portfolio turnover may result in our recognition of gains that will increase our tax liability and thereby lower the amount of our after-tax distributions. In addition, high portfolio turnover may increase our current and accumulated earnings and profits, resulting in a greater portion of our distributions being treated as taxable dividends for federal income tax purposes. See “Certain U.S. Federal Income Tax Considerations.”

Brokerage Allocation and Other Practices

Subject to policies established by our Advisor and approved by our Board of Directors, we do not expect to execute transactions through any particular broker or dealer, but we will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly on brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if our Advisor determines in good faith that such commission is reasonable in relation to the services provided.

Proxy Voting Policies

We, along with our Advisor, have adopted proxy voting policies and procedures (“Proxy Policy”) that we believe are reasonably designed to ensure that proxies are voted in our best interests and the best interests of our stockholders. Subject to its oversight, our Board of Directors has delegated responsibility for implementing the Proxy Policy to our Advisor.

In the event requests for proxies are received to vote equity securities on routine matters, such as election of directors or ratification of auditors, the proxies usually will be voted in accordance with the recommendation of the company’s management unless our Advisor determines it has a conflict or our Advisor determines there are other reasons not to vote in accordance with the recommendation of the company’s management. On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and equity compensation plans, corporate governance proposals and stockholder proposals, our Advisor will vote, or abstain from voting if deemed appropriate, on a case-by-case basis in a manner it believes to be in the best economic interest of our stockholders. In the event requests for proxies are received with respect to debt securities, our Advisor will vote on a case-by-case basis in a manner it believes to be in the best economic interest of our stockholders.

Our Chief Executive Officer is responsible for monitoring our actions and ensuring that (i) proxies are received and forwarded to the appropriate decisionmakers, and (ii) proxies are voted in a timely manner upon receipt of voting instructions. We are not responsible for voting proxies we do not receive, but we will make reasonable efforts to obtain missing proxies. Our Chief Executive Officer has implemented procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (i) significant client relationships, (ii) other potential material business relationships, and (iii) material personal and family relationships. All decisions regarding proxy voting are determined by our Advisor’s investment committee and are executed by our Chief Executive Officer or, if the proxy may be voted electronically, electronically voted by the Chief Executive Officer or his designee. Every effort is made to consult with the portfolio manager and/or analyst covering the security. We may determine not to vote a particular proxy if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

If a request for proxy presents a conflict of interest between our stockholders, on one hand, and our Advisor, the principal placement agents, or any affiliated persons of ours, on the other hand, our management may (i) disclose the potential conflict to our Board of Directors and obtain consent, or (ii) establish an ethical wall or other informational barrier between the persons involved in the conflict and the persons making the voting decisions.

We have not yet been required to file a Form N-PX disclosing our proxy voting record. Once we have made that initial filing (for the period ending June 30, 2008), we will be required to make such filings on an annual basis and information regarding how we voted proxies will be available without charge by calling us at (913) 981-1020 or toll-free at (866) 362-9331. You also may access this information on the SEC’s website at http://www.sec.gov.

Staffing

We do not currently have, nor do we expect to have, any employees. Services necessary for our business are provided by individuals who are employees of our Advisor, pursuant to the terms of the investment advisory agreement and an administrative services agreement. See “Management of the Company — Investment Advisory Agreement.”

Properties

Our office is located at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210.

Legal Proceedings

Neither we nor our Advisor are currently subject to any material legal proceedings.

LEVERAGE

Use of Leverage

We entered into a $25.0 million secured credit facility on October 31, 2007 and anticipate using a portion of the net proceeds received by us from this offering to repay the $           million outstanding under that credit facility. We may borrow money under our anticipated credit facility or issue debt securities and/or preferred stock, which may be auction rate securities, to provide us with additional funds to invest. The borrowing of money and the issuance of preferred stock and debt securities represent the leveraging of our common stock and create risks. We anticipate that any leverage will be in an amount that will represent up to approximately 33% of our total assets, including the proceeds from such leverage. Our current leverage target is 25% of our total assets. However, we reserve the right at any time, if we believe that market conditions are appropriate, to use financial leverage to the extent permitted by the 1940 Act (50% for preferred stock and 33.33% for debt securities). We generally will not use leverage unless we believe that leverage will serve the best interests of our stockholders. The principal factor used in making this determination is whether the potential return is likely to exceed the cost of leverage. We do not anticipate using leverage where the estimated costs of using such leverage and the on-going cost of servicing the payment obligations on such leverage exceed the estimated return on the proceeds of such leverage. However, in making the determination whether to use leverage, we must rely on estimates of leverage costs and expected returns. Actual costs of leverage vary over time depending on interest rates and other factors, and actual returns vary depending on many factors. Our Board of Directors will also consider other factors, including whether the current investment opportunities will help us achieve our investment objective and strategies.

We may borrow up to an additional 5% of our total assets (not including the amount so borrowed) for temporary purposes, including the settlement and clearance of securities transactions, which otherwise might require untimely dispositions of portfolio holdings.

Leverage creates a greater risk of loss, as well as potential for more gain, for our common shares than if leverage is not used. Leverage capital would have complete priority upon distribution of assets over common shares. Our use of financial leverage will require the approval of our Board of Directors. We expect to invest the net proceeds derived from any use or issuance of leverage capital according to the investment objective and strategies described in this prospectus. If shares of preferred stock are issued, they may pay adjustable rate distributions based on shorter-term interest rates, which may be reset periodically by an auction process. The adjustment period for preferred stock distributions could be as short as one day or as long as a year or more. As long as our portfolio is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the leverage capital after taking its related expenses into consideration, the leverage will cause our common stockholders to receive a higher rate of income than if we were not leveraged. Conversely, if the return derived from such securities is less than the cost of leverage (including increased expenses to us), our total return will be less than if leverage had not been used, and therefore, the amount available for distribution to our common stockholders will be reduced. In the latter case, our Advisor in its best judgment nevertheless may determine to maintain our leveraged position if it expects that the benefits to our common stockholders of so doing will outweigh the current reduced return. There is no assurance that we will utilize leverage capital or, if leverage capital is utilized, that those instruments will be successful in enhancing the level of our total return. The net asset value of our common shares will be reduced by the fees and issuance costs of any leverage capital. We do not intend to use leverage capital until the net proceeds received by us from this offering are substantially invested in accordance with our investment objective. We anticipate that it may take approximately six months to invest substantially all of the net proceeds received by us from this offering in securities meeting our investment objective.

There is no assurance that outstanding amounts we borrow may be prepayable by us prior to final maturity without significant penalty, but there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as we may agree. We may be required to prepay outstanding amounts or incur a penalty rate of interest in the event of the occurrence of certain events of default. We may be expected to indemnify our lenders, particularly any banks, against liabilities they may incur related to their loan to us. We may also be required to secure any amounts borrowed from a bank by pledging our investments as collateral.

Leverage creates risk for holders of our common shares, including the likelihood of greater volatility of our NAV and the value of our shares, and the risk of fluctuations in dividend rates or interest rates on leverage capital, which may affect the return to the holders of our common shares or cause fluctuations in the distributions paid on our common shares. The management fee paid to our Advisor will be calculated on the basis of our Managed Assets, including proceeds from leverage capital. During periods in which we use leverage, the management fee payable to our Advisor will be higher than if we did not use leverage. Consequently, we and our Advisor may have differing interests in determining whether to leverage our assets. Our Board of Directors will monitor our use of leverage and this potential conflict.

Under the 1940 Act, we are not permitted to issue preferred stock unless immediately after such issuance, the value of our total assets (including the proceeds of such issuance) less all liabilities and indebtedness not represented by senior securities is at least equal to 200% of the total of the aggregate amount of senior securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred stock. Stated another way, we may not issue preferred stock that, together with outstanding preferred stock and debt securities, has a total aggregate liquidation value and outstanding principal amount of more than 50% of the amount of our total assets, including the proceeds of such issuance, less liabilities and indebtedness not represented by senior securities. In addition, we are not permitted to declare any cash or other distribution on our common stock, or purchase any of our shares of common stock (through tender offers or otherwise), unless we would satisfy this 200% asset coverage after deducting the amount of such distribution or share purchase price, as the case may be. We may, as a result of market conditions or otherwise, be required to purchase or redeem preferred stock, or sell a portion of our investments when it may be disadvantageous to do so, in order to maintain the required asset coverage. Common stockholders would bear the costs of issuing preferred stock, which may include offering expenses and the ongoing payment of distributions. Under the 1940 Act, we may only issue one class of preferred stock.

Under the 1940 Act, we are not permitted to issue debt securities or incur other indebtedness constituting senior securities unless immediately thereafter, the value of our total assets (including the proceeds of the indebtedness) less all liabilities and indebtedness not represented by senior securities is at least equal to 300% of the amount of the outstanding indebtedness. Stated another way, we may not issue debt securities in a principal amount of more than 33.33% of the amount of our total assets, including the amount borrowed, less all liabilities and indebtedness not represented by senior securities. We also must maintain this 300% asset coverage for as long as the indebtedness is outstanding. The 1940 Act provides that we may not declare any cash or other distribution on common or preferred stock, or purchase any of our shares of stock (through tender offers or otherwise), unless we would satisfy this 300% asset coverage after deducting the amount of the distribution or share purchase price, as the case may be. If the asset coverage for indebtedness declines to less than 300% as a result of market fluctuations or otherwise, we may be required to redeem debt securities, or sell a portion of our investments when it may be disadvantageous to do so. Under the 1940 Act, we may only issue one class of senior securities representing indebtedness.

The following table is designed to illustrate the effect of leverage on the return to a holder of our common shares in the amount of approximately 25% of our total assets, assuming hypothetical annual returns of our portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to holders of common shares when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table. See “Risk Factors.”

	Assumed Return on our Portfolio (net of expenses)
	(10)%		(5)%		0%		5%		10%

Corresponding return on common shares	(	)%	(	)%	(	)%		%		%

Hedging Transactions

In an attempt to reduce the interest rate risk arising from our leveraged capital structure, we may use interest rate transactions such as swaps, caps and floors. There is no assurance that any interest rate hedging transactions into which we enter will be effective in reducing our exposure to interest rate risk. Hedging transactions are subject to correlation risk, which is the risk that payment on hedging transactions may not correlate exactly with payment obligations on senior securities. The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, we would agree to pay to the other party to the interest rate swap (known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to us a variable rate payment intended to approximate our variable rate payment obligation on any variable rate borrowings. The payment obligations would be based on the notional amount of the swap. In an interest rate cap, we would pay a premium to the counterparty up to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate of interest, would receive from the counterparty payments equal to the difference based on the notional amount of such cap. In an interest rate floor, we would be entitled to receive, to the extent that a specified index falls below a predetermined interest rate, payments of interest on a notional principal amount from the party selling the interest rate floor. Depending on the state of interest rates in general, our use of interest rate transactions could affect our ability to make required interest payments on any outstanding debt securities or preferred stock. To the extent there is a decline in interest rates, the value of the interest rate transactions could decline. If the counterparty to an interest rate transaction defaults, we would not be able to use the anticipated net receipts under the interest rate transaction to offset our cost of financial leverage. See “Risk Factors.”

MANAGEMENT OF THE COMPANY

Directors and Executive Officers

Our business and affairs are managed under the direction of our Board of Directors. Accordingly, our Board of Directors provides broad supervision over our affairs, including supervision of the duties performed by our Advisor. Certain employees of our Advisor are responsible for our day-to-day operations. The names and ages of our directors and executive officers, together with their principal occupations and other affiliations during the past five years, are set forth below. Each director and executive officer will hold office for the term to which he is elected and until his successor is duly elected and qualifies, or until he resigns or is removed in the manner provided by law. Unless otherwise indicated, the address of each director and executive officer is 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210. Our Board of Directors consists of a majority of directors who are not “interested persons” (as defined in the 1940 Act) of our Advisor or its affiliates (“Independent Directors”). The directors who are “interested persons” (as defined in the 1940 Act) are referred to as “Interested Directors.” Under our Articles of Incorporation (the “Charter”), our Board of Directors is divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify.

	Position(s) Held		Number of
	with Company,		Portfolios in	Other Board
	Term of Office		Fund Complex	Positions
	and Length of	Principal Occupation	Overseen by	Held by
Name and Age	Time Served	During Past Five Years	Director(1)	Director

Independent Directors
Conrad S. Ciccotello, 48	Class I Director since 2007	Tenured Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University (faculty member since 1999); Director of Graduate Personal Financial Planning Programs; Editor, “Financial Services Review,” (an academic journal dedicated to the study of individual financial management); Published several academic and professional journal articles about energy infrastructure and oil and gas MLPs.	6	None

	Position(s) Held		Number of
	with Company,		Portfolios in	Other Board
	Term of Office		Fund Complex	Positions
	and Length of	Principal Occupation	Overseen by	Held by
Name and Age	Time Served	During Past Five Years	Director(1)	Director

Independent Directors (continued)
John R. Graham, 62	Class III Director since 2007	Executive-in-Residence and Professor of Finance, College of Business Administration, Kansas State University (has served as a professor or adjunct professor since 1970); Chairman of the Board, President and CEO, Graham Capital Management, Inc., primarily a real estate development, investment and venture capital company; Owner of Graham Ventures, a business services and venture capital firm; part-time Vice President, Investments, FB Capital Management, Inc. (a registered investment advisor) since 2007; formerly, CEO, Kansas Farm Bureau Financial Services, including seven affiliated insurance or financial service companies (1979-2000).	6	Kansas State Bank
Charles E. Heath, 66	Class II Director since 2007	Retired in 1999. Formerly, Chief Investment Officer, GE Capital’s Employers Reinsurance Corporation (1989-1999); Chartered Financial Analyst (“CFA”) designation since 1974.	6	None
Interested Directors and Officers(2)
H. Kevin Birzer, 48	Class III Director and Chairman of the Board since 2007	Managing Director of our Advisor since 2002; Partner, Fountain Capital Management (“Fountain Capital”) (1990-present); Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986-1989); formerly, Vice President, F. Martin Koenig & Co., an investment management firm (1983-1986); CFA designation since 1988.	6	None

	Position(s) Held		Number of
	with Company,		Portfolios in	Other Board
	Term of Office		Fund Complex	Positions
	and Length of	Principal Occupation	Overseen by	Held by
Name and Age	Time Served	During Past Five Years	Director(1)	Director

Interested Directors and Officers(2) (continued)
Terry C. Matlack, 52	Class II Director and Chief Financial Officer since 2007	Managing Director of our Advisor since 2002; Full-time Managing Director, Kansas City Equity Partners, L.C. (“KCEP”) (2001-2002); formerly, President, GreenStreet Capital, a private investment firm (1998-2001); CFA designation since 1985.	6	None
David J. Schulte, 47	President and Chief Executive Officer since 2007	Managing Director of our Advisor since 2002; Full-time Managing Director, KCEP (1993-2002); CFA designation since 1992.	N/A	None
Zachary A. Hamel, 42	Senior Vice President since 2007	Managing Director of our Advisor since 2002; Partner, Fountain Capital Management (1997-present); CFA designation since 1998.	N/A	None
Kenneth P. Malvey, 43	Senior Vice President and Treasurer since 2007	Managing Director of our Advisor since 2002; Partner, Fountain Capital Management (2002-present); formerly, Investment Risk Manager and member of the Global Office of Investments, GE Capital’s Employers Reinsurance Corporation (1996-2002); CFA designation since 1996.	N/A	None

(1)	This number includes TYG, TYY, TYN, TTO, TTRF and us. Our Advisor also serves as the investment advisor to TYG, TYY, TYN, TTO and TTRF.

(2)	As a result of their respective positions held with our Advisor or its affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.

Audit and Valuation Committee

Our Board of Directors has a standing Audit and Valuation Committee that consists of three Independent Directors of the Company. The Audit and Valuation Committee’s function is to select an independent registered public accounting firm to conduct the annual audit of our financial statements, review with the independent registered public accounting firm the outline, scope and results of this annual audit, review the investment valuations proposed by our Advisor’s investment committee and review the performance and approval of all fees charged by the independent registered public accounting firm for audit, audit-related and other professional services. In addition, the Audit and Valuation Committee meets with the independent registered public accounting firm and representatives of management to review accounting activities and areas of financial reporting and internal control. The Audit and Valuation

Committee has at least one member who is deemed to be a financial expert. The Audit Committee operates under a written charter approved by our Board of Directors. The Audit and Valuation Committee meets periodically as necessary and has held one meeting during fiscal 2007. The Audit and Valuation Committee members are Mr. Ciccotello (Chairman), Mr. Graham, and Mr. Heath.

Nominating and Governance Committee

We have a Nominating and Governance Committee that consists exclusively of our three Independent Directors. The Nominating and Governance Committee’s function is to: (1) identify individuals qualified to become Board members, consistent with criteria approved by our Board of Directors, and to recommend to our Board of Directors the director nominees for the next annual meeting of stockholders and to fill any vacancies; (2) monitor the structure and membership of Board committees; (3) review issues and developments related to corporate governance issues and develop and recommend to our Board of Directors corporate governance guidelines and procedures to the extent necessary or desirable; (4) evaluate and make recommendations to the Board of Directors regarding director compensation; and (5) oversee the evaluation of our Board of Directors. The Nominating and Governance Committee will consider stockholder recommendations for nominees for membership to our Board of Directors so long as such recommendations are made in accordance with our Bylaws. The Nominating and Corporate Governance Committee meets periodically as necessary and held one meeting during fiscal 2007. The members of the Nominating and Governance Committee are Conrad S. Ciccotello, John R. Graham (Chairman) and Charles E. Heath.

Compliance Committee

We have a Compliance Committee that consists exclusively of our three Independent Directors. The Compliance Committee’s function is to review and assess management’s compliance with applicable securities laws, rules and regulations, monitor compliance with our Code of Ethics, and handle other matters as our Board of Directors or committee chair deems appropriate. The Compliance Committee meets periodically as necessary and did not meet during fiscal 2007. The members of the Compliance Committee are Conrad S. Ciccotello, John R. Graham and Charles E. Heath (Chairman).

Board Compensation

Our directors and officers who are interested persons receive no salary or fees from us. Each Independent Director receives from us a fee of $2,000 (and reimbursement for related expenses) for each meeting of our Board of Directors or Audit and Valuation Committee he or she attends in person (or $1,000 for each Board of Directors or Audit and Valuation Committee meeting attended telephonically, or for each Audit and Valuation Committee meeting attended in person that is held on the same day as a Board of Directors meeting). Independent Directors also receive $1,000 for each other committee meeting attended in person or telephonically (other than Audit and Valuation Committee meetings). The annual retainer for each Independent Director is $3,000. The annual retainer for the chairman of the Audit and Valuation Committee is $2,000 and the annual retainer for the chairman of each of the Nominating and Governance Committee and Compliance Committee is $1,000.

We do not compensate our officers. No director or officer is entitled to receive pension or retirement benefits from us and no director received any compensation from us other than in cash. No director received compensation from us in excess of $60,000 for the 2007 fiscal year.

Our Advisor

We have entered into an investment advisory agreement with Tortoise Capital Advisors, L.L.C., a registered investment advisor, pursuant to which it will serve as our investment advisor. Our Advisor was formed in October 2002 and has been managing assets in portfolios of MLP securities in the energy sector since that time. Our Advisor also manages the investments of TYG, TYY, TYN, TTO and TTRF. TYG is a publicly-traded non-diversified, closed-end management investment company focused primarily on investing in MLPs in the midstream segment of the energy infrastructure sector. TYY is a publicly traded non-diversified, closed-end management investment company focused primarily on investing in MLPs in the midstream segment of the energy infrastructure sector. TYN is a publicly traded, closed-end management investment company focused primarily on investing in publicly traded upstream Canadian royalty trusts and midstream and downstream income trusts, and publicly traded U.S. MLPs. TTO is a publicly-traded, closed-end management investment company focused primarily on investments in privately held and micro-cap public companies operating in the midstream and downstream segments, and to a lesser extent the upstream segment, of the U.S. energy infrastructure sector, that has elected to be regulated as a BDC under the 1940 Act. TTRF is an institutional privately held, closed-end management investment company focused primarily on investing in MLPs in the midstream segment of the energy infrastructure sector that commenced operations in June 2007. As of February 29, 2008, our Advisor had client assets under management as set forth in the table below.

		Inception
Company Name	Ticker/Private	Date	Targeted Investments	Total Assets
				(in millions)

Tortoise Energy Infrastructure Corporation	NYSE: TYG	Feb. 2004	U.S. Energy Infrastructure — Primarily Midstream MLPs	$1,285.1
Tortoise Energy Capital Corporation	NYSE: TYY	May 2005	U.S. Energy Infrastructure — Primarily Midstream MLPs	$875.5
Tortoise North American Energy Corporation	NYSE: TYN	Oct. 2005	Canadian and U.S. Energy — Midstream, Downstream and Upstream Companies	$188.9
Tortoise Capital Resources Corporation	NYSE: TTO	Dec. 2005	Privately held and Micro-Cap U.S. Energy Infrastructure — Midstream, Downstream and to a lesser extent, Upstream Companies	$155.9
Tortoise Total Return Fund, LLC	Private	June 2007	U.S. Energy Infrastructure — Primarily Midstream MLPs	$18.7
Tortoise Gas and Oil Corporation	Private	July 2007	Privately held and Publicly traded U.S. Energy — Upstream and Midstream Companies	$88.6
Separately Managed Accounts	Private	Nov. 2002	U.S. Energy Infrastructure — Primarily Midstream MLPs	$235.2

FCM Tortoise, L.L.C. (“FCM”) and KCEP control our Advisor through their equity ownership and management rights in the Advisor. FCM and KCEP have no operations and serve as holding companies. FCM’s ownership interest was previously held by Fountain Capital. Fountain Capital’s ownership interest in our Advisor was transferred to FCM, an entity with the same principals as Fountain Capital, effective as of August 2, 2007. The transfer did not result in a change in control of our Advisor.

Our Advisor has 30 full-time employees, including the five members of the investment committee of our Advisor.

Investment Committee

Management of our portfolio is the responsibility of our Advisor. Each of our Advisor’s investment decisions will be reviewed and approved for us by its investment committee, which also acts as the investment committee for TYG, TYY, TYN, TTO and TTRF. Our Advisor’s investment committee is comprised of its five Managing Directors: H. Kevin Birzer, Zachary A. Hamel, Kenneth P. Malvey, Terry C. Matlack and David J. Schulte. The members of our Advisor’s investment committee have an average of over 20 years of financial investment experience. All decisions to invest in a portfolio company must be approved by the unanimous decision of our Advisor’s investment committee, and any one member of our Advisor’s investment committee can require our Advisor to sell a security. Biographical information about each member of our Advisor’s investment committee is set forth under “Management of the Company — Directors and Executive Officers,” above.

The following table provides information about the other accounts managed on a day-to-day basis by each member of our Advisor’s investment committee as of November 30, 2007:

			Number of	Total Assets
			Accounts	of Accounts
		Total	Paying a	Paying a
	Number of	Assets of	Performance	Performance
	Accounts	Accounts	Fee	Fee

H. Kevin Birzer
Registered investment companies	4	$2,387,446,108	0	$—
Other pooled investment vehicles	5	$244,811,611	1	$155,875,775
Other accounts	197	$2,026,180,253	0	$—
Zachary A. Hamel
Registered investment companies	4	$2,387,446,108	0	$—
Other pooled investment vehicles	5	$244,811,611	1	$155,875,775
Other accounts	197	$2,026,180,253	0	$—
Kenneth P. Malvey
Registered investment companies	4	$2,387,446,108	0	$—
Other pooled investment vehicles	5	$244,811,611	1	$155,875,775
Other accounts	197	$2,026,180,253	0	$—
Terry C. Matlack
Registered investment companies	4	$2,387,446,108	0	$—
Other pooled investment vehicles	1	$155,875,775	1	$155,875,775
Other accounts	177	$230,109,731	0	$—
David J. Schulte
Registered investment companies	4	$2,387,446,108	0	$—
Other pooled investment vehicles	1	$155,875,775	1	$155,875,775
Other accounts	177	$230,109,731	0	$—

None of Messrs. Birzer, Hamel, Malvey, Matlack or Schulte receives any direct compensation from us or any other of the managed accounts reflected in the table above. All such accounts are managed by our Advisor or Fountain Capital. All members of our Advisor’s investment committee are full-time employees of our Advisor and receive a fixed salary for the services they provide. Each of Messrs. Birzer, Hamel, Malvey, Matlack and Schulte own an equity interest in either KCEP or FCM, the two entities that control our Advisor, and each thus benefits from increases in the net income of our Advisor.

Senior Investment Professionals

Our Advisor currently has seven senior investment professionals who are responsible for the origination, negotiation (if necessary), structuring and management of our investments. Three of those senior investment professionals are Messrs. Hamel, Matlack and Schulte, who are also Managing Directors of our Advisor and members of its investment committee. The other senior investment professionals are Jeff Fulmer, Dave Henriksen, Ed Russell and Rob Thummel. Our Advisor’s seven senior investment professionals have an average of 20 years of experience in energy, leveraged finance and private equity investing. Their biographical information is set forth below.

Jeff Fulmer

Jeff Fulmer has been a Senior Investment Analyst — Energy Portfolio Advisor with our Advisor since September 2007.

Previously, Mr. Fulmer was with the U.S. Department of Defense from 2002 to 2007, where he headed a group of oil, gas, electric power, communications, transportation, chemical, and water infrastructure analysts engaged globally in critical infrastructure analysis, assessment, and protection. From 2000 to 2002, Mr. Fulmer served as President of Redland Energy, a natural gas property acquisition and exploitation company. From 1989 to 2000, Mr. Fulmer served as Senior Vice President and in other management capacities for Statoil Energy and its predecessor, responsible for exploration, development and land acquisition. Prior to joining Statoil Energy, Mr. Fulmer served six years in engineering and geological positions for ARCO Oil and Gas and Tenneco Oil Exploration and Production, working oil and gas field evaluation and exploitation projects.

Dave Henriksen

Dave Henriksen has been a Senior Investment Professional of our Advisor since August 2007.

From 2001 to 2007, Mr. Henriksen held various positions with Great Plains Energy, an energy holding company, where he most recently served as Vice President, Strategy and Investor Relations. His prior experience includes merger and acquisition advisory services, as well as corporate finance and corporate development positions with Koch Industries, a holder of a diverse group of companies engaged in trading, operations and investment worldwide, and CGF Industries, a multi-industry leveraged buyout and operating holding company.

Zachary Hamel

Zachary Hamel has been a Managing Director of our Advisor since 2002 and is also a Partner with Fountain Capital. Mr. Hamel also serves as Senior Vice President of TYG, TYY, TYN, TTO, TTRF and us.

Mr. Hamel joined Fountain Capital in 1997 and covered the energy, chemicals and utilities sectors. He earned his CFA designation in 1998.

Terry Matlack

Terry Matlack has been a Managing Director of our Advisor since 2002 and serves as Chief Financial Officer and Director of TYG, TYY, TYN, TTO, TTRF, and us.

From 2001 to 2002, Mr. Matlack was a full-time General Partner at KCEP. Prior to joining KCEP, Mr. Matlack was President of GreenStreet Capital and its affiliates in the telecommunications service industry. Mr. Matlack has also served as the Executive Vice President and a board member of W.K. Communications, Inc., a cable television acquisition company, and Chief Operating Officer of W.K. Cellular, a cellular rural service area operator. He earned his CFA designation in 1985.

Edward Russell

Edward Russell is a Senior Investment Professional of our Advisor and serves as President of TTO.

Prior to joining our Advisor in 2006, Mr. Russell was at Stifel, Nicolaus & Company, Incorporated (“Stifel Nicolaus”) since 1999, where he headed the Energy and Power group as a Managing Director from 2003 to 2006, and served as Vice-President — Investment Banking from 1999 to 2003. While a Managing Director at Stifel Nicolaus, Mr. Russell was responsible for all of the energy and power transactions, including all of the debt and equity transactions for the three closed-end public funds then managed by our Advisor, starting with the first public equity offering in 2004. Prior to joining Stifel Nicolaus, Mr. Russell worked for over 15 years as an investment banker at Pauli & Company, Inc. and Arch Capital, LLC, and as a commercial banker with Magna Bank and South Side National Bank.

David Schulte

David Schulte has been a Managing Director of our Advisor since 2002 and serves as Chief Executive Officer and President of TYG, TYY, TYN, TTRF and us and Chief Executive Officer of TTO.

Previously, Mr. Schulte was a full-time Managing Director at KCEP from 1993 to 2002, where he led private financing for two growth MLPs. Mr. Schulte served on the board of directors of Inergy, LP, a propane gas MLP, from 2001 to 2004. Before joining KCEP, he spent five years as an investment banker at the predecessor of Oppenheimer & Co., Inc. He is a certified public accountant (“CPA”) and also earned his CFA designation in 1992.

Rob Thummel

Rob Thummel has been a Senior Investment Professional and Investment Analyst with our Advisor since 2005.

Previously, Mr. Thummel was Director of Finance at KLT Inc., a subsidiary of Great Plains Energy Corp., from 1998 to 2004. KLT owned and operated oil and natural gas properties located in the Raton, Piceance, and Powder River basins. From 1995 to 1998, Mr. Thummel was a Senior Auditor at Ernst & Young. He is a CPA.

Conflicts of Interests

Our Advisor has a conflict of interest in allocating potentially more favorable investment opportunities to other funds and clients that pay our Advisor an incentive or performance fee. Performance and incentive fees also create the incentive to allocate potentially riskier, but potentially better performing, investments to such funds and other clients in an effort to increase the incentive fee. Our Advisor may also have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund, which in turn may result in an incentive fee being paid to our Advisor by that other fund. Our Advisor has written allocation policies and procedures that it will follow in addressing any conflicts. When two or more clients advised by our Advisor or its affiliates seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by our Advisor in its discretion and in accordance with each client’s investment objectives and our Advisor’s procedures. In some cases, this system may adversely affect the price or size of the position we may obtain or sell. In other cases, our ability to participate in large volume transactions may produce better execution for us.

Our Advisor will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for a relevant client account at a particular time, including, but not limited to, the following: (i) the nature of the investment opportunity taken in the context of the other investments at the time; (ii) the liquidity of the investment relative to the needs of the particular entity or account; (iii) the availability of the opportunity (i.e., size of obtainable position); (iv) the transaction costs involved; and (v) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ when applied to us and other relevant client accounts in the context of any particular investment opportunity, our investment activities may differ considerably from those of other clients of our Advisor.

Situations may occur when we could be disadvantaged because of the investment activities conducted by our Advisor and its affiliates for their other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for us or the other accounts, thereby limiting the size of our or their position; (2) the difficulty of liquidating an investment for us or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in private placement securities under the 1940 Act. Our investment opportunities may be limited by affiliations of our Advisor or its affiliates with energy companies.

Under the 1940 Act, we and our affiliated companies are generally precluded from co-investing in negotiated private placements of securities. Except as permitted by law, our Advisor will not co-invest its other clients’ assets in negotiated private transactions in which we invest. To the extent we are precluded from co-investing, our Advisor will allocate private investment opportunities among its clients, including, but not limited to, us and our affiliated companies, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to us.

Investment Advisory Agreement

Management Services

Pursuant to an investment advisory agreement, our Advisor is subject to the overall supervision and review of our Board of Directors, provides us with investment research, advice and supervision, and furnishes us continuously with an investment program, consistent with our investment objective and strategies. Our Advisor also determines from time to time what securities we purchase, what securities will be held or sold, and what portions of our assets will be held uninvested as cash, short-duration high-yield securities or in other liquid assets, maintains books and records with respect to all of our transactions, and reports to our Board of Directors on our investments and performance.

Our Advisor’s services to us under the investment advisory agreement are not exclusive, and our Advisor is free to furnish the same or similar services to other entities, including businesses that may directly or indirectly compete with us, so long as our Advisor’s services to us are not impaired by the provision of such services to others.

Administration Services

Pursuant to the investment advisory agreement, our Advisor also furnishes us with office facilities and clerical and administrative services necessary for our operation (other than services provided by our custodian, accounting agent, administrator, dividend and interest paying agent and other service providers). Our Advisor is authorized to cause us to enter into agreements with third parties to provide such services. To the extent we request, our Advisor will: (i) oversee the performance and payment of the fees of our service providers and make such reports and recommendations to our Board of Directors concerning such matters as the parties deem desirable; (ii) respond to inquiries and otherwise assist such service providers in the preparation and filing of regulatory reports, proxy statements, and stockholder communications, and the preparation of materials and reports for our Board of Directors; (iii) establish and oversee the implementation of borrowing facilities or other forms of leverage authorized by our Board of Directors; and (iv) supervise any other aspect of our administration as may be agreed upon by us and our Advisor. We have agreed, pursuant to the investment advisory agreement, to reimburse our Advisor or its affiliates for all out-of-pocket expenses incurred in providing the foregoing services.

Management Fee

For the services, payments and facilities to be furnished by our Advisor, we pay our Advisor an annual management fee in an amount determined by reference to the average monthly value of our “Managed Assets,” “Non-Exchange Tradable Investments,” “Other Investments” and “Total Investments.”

“Managed Assets” means our total assets (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than deferred taxes, Deferred Management Fees, debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred shares). Accrued liabilities are expenses incurred in the normal course of our operations.

“Non-Exchange Tradable Investments” are those investment securities, during any portion of the entire calendar quarter: (a) that are not listed on an established stock exchange or an electronic equities securities market; (b) as to which we are subject to a contractual constraint on our ability to resell such security on an established stock exchange or an electronic equities securities market; or (c) that are “restricted securities” (as such term is defined in Rule 144 promulgated under the Securities Act) and none of such securities contemporaneously acquired may be sold under Rule 144(d) and for which we do not then have a currently exercisable contractual right to demand registration under the Securities Act for a possible resale.

“Other Investments” means all our investments, including temporary or defensive investments, that do not fall within the Non-Exchange Tradable Investments definition.

“Total Investments” means the sum of Non-Exchange Tradable Investments and Other Investments.

“Deferred Management Fee” means any amount determined as payable to our Advisor during any calendar quarter, but not actually paid, and that will be an accrued liability of the Company.

The management fee owed to our Advisor following each calendar quarter is the sum of the “Non-Exchange Tradable Fee” and the “Other Investments Fee,” determined as follows. The Non-Exchange Tradable Fee is determined by multiplying the Managed Assets by the following two amounts: (i) a fraction, the numerator of which is the value of all Non-Exchange Tradable Investments and the denominator of which is Total Investments; and (ii) 0.50% (to provide an annualized management fee of 2%, and which annualized management fee is referred to below as the “Standard Non-Exchange Tradable Fee”). The Other Investments Fee is determined by multiplying the Managed Assets by the following two amounts: (i) a fraction, the numerator of which is the value of all Other Investments and the denominator of which is Total Investments; and (ii) 0.25% (to provide an annualized management fee of 1%).

The management fee is calculated and accrued daily and paid quarterly within five (5) days of the end of each calendar quarter. However, the cash amount paid to our Advisor in any calendar quarter will never exceed 0.375% of Managed Assets (1.5% on an annualized basis) for that quarter. Deferred Management Fees will be an accrued liability of the Company that are payable to our Advisor as a part of the next payment of the management fee for which the limitations just described would permit all or a portion of the deferred payment.

Although the annualized Standard Non-Exchange Tradable Fee is 2%, the cash amounts paid to our Advisor for each of the first eight calendar quarter payments following our commencement of operations (July 19, 2007) will be calculated as though the Standard Non-Exchange Tradable Fee is 0.25% (to provide an annualized cash management fee of 1%). Any difference between the two management fee calculations will be deferred and paid to our Advisor beginning with the ninth calendar quarter payment and continuing thereafter until the total amount deferred has been paid to our Advisor, subject to the limitation set forth in the prior paragraph. As of March 31, 2008, our Advisor had deferred, and we are obligated to pay, $181,938 of Deferred Management Fees.

If the investment advisory agreement is initiated or terminated during any month, the management fee for that month will be reduced proportionately on the basis of the number of calendar days during which the agreement is in effect and the management fee will be computed based on the average Managed Assets for the business days the agreement is in effect for that month. In addition, at termination of the agreement we will pay our Advisor all previously accrued but unpaid management fees, without regard to any limitations on payment described above.

Payment of Our Expenses

We bear all expenses not specifically assumed by our Advisor and incurred in our operations, and we will bear the expenses related to this offering. The compensation and allocable routine overhead expenses of all investment professionals of our Advisor and its staff, when and to the extent engaged in providing us investment advisory services, is provided and paid for by our Advisor and not us. The compensation and expenses borne by us include, but are not limited to, the following:

•	other than as provided in the paragraph above, expenses of maintaining and continuing our existence and related overhead, including, to the extent such services are provided by personnel of our Advisor or its affiliates, office space and facilities and personnel compensation, training and benefits,

•	commissions, spreads, fees and other expenses incurred in connection with the acquisition, holding and disposition of securities and other investments, including placement and similar fees in connection with direct placements entered into on our behalf,

•	auditing, accounting, tax and legal services expenses,

•	taxes and interest,

•	governmental fees,

•	expenses of listing our shares with a stock exchange and expenses of the issue, sale, repurchase and redemption (if any) of our securities,

•	expenses of registering and qualifying us and our securities under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes,

•	expenses of communicating with stockholders, including website expenses and the expenses of preparing, printing and mailing press releases, reports and other notices to stockholders and of meetings of stockholders and proxy solicitations therefor,

•	expenses of reports to governmental officers and commissions,

•	insurance expenses,

•	association membership dues,

•	fees, expenses and disbursements of custodians and subcustodians for all services to us (including, without limitation. safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values),

•	fees, expenses and disbursements of transfer agents, dividend and interest paying agents, stockholder servicing agents, registrars and administrator for all services to us,

•	compensation and expenses of our directors who are not members of our Advisor’s organization,

•	pricing, valuation and other consulting or analytical services employed in considering and valuing our actual or prospective investments,

•	all expenses incurred in leveraging our assets through a line of credit or other indebtedness or issuing and maintaining preferred shares,

•	all expenses incurred in connection with our organization and any offering of our common shares, including this private placement, and

•	such non-recurring items as may arise, including expenses incurred in litigation, proceedings and claims and our obligation to indemnify our directors, officers and stockholders with respect thereto.

Duration and Termination

The investment advisory agreement was approved by our Board of Directors on May 23, 2007 and by our stockholders on June 13, 2007. Unless terminated earlier as described below, it will continue in effect through December 31, 2008. It will remain in effect from year to year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, upon approval by a majority of our directors who are not interested persons or parties to the investment advisory agreement. The investment advisory agreement will automatically terminate in the event of its assignment. The investment advisory agreement may be terminated by us without penalty upon not more than 60 days’ written notice to our Advisor. The investment advisory agreement may also be terminated by our Advisor without penalty upon not less than 60 days’ written notice to us.

Liability of Advisor

The investment advisory agreement provides that our Advisor will not be liable to us in any way for any default, failure or defect in any of the securities comprising our portfolio if it has satisfied the duties and the standard of care, diligence and skill set forth in the investment advisory agreement. However, our Advisor will be liable to us for any loss, damage, claim, cost, charge, expense or liability resulting from our Advisor’s willful misconduct, bad faith or gross negligence or disregard by our Advisor of its duties or standard of care, diligence and skill set forth in the investment advisory agreement or a material breach or default of our Advisor’s obligations under that agreement.

Board Approval of the Investment Advisory Agreement

Our Board of Directors, including a majority of the Independent Directors, reviewed and approved the investment advisory agreement on May 23, 2007. In considering the approval of the investment advisory agreement, our Board of Directors evaluated information provided by our Advisor and its legal counsel and considered various factors, including the following:

•	Services. Our Board of Directors reviewed the nature, extent and quality of the investment advisory and administrative services proposed to be provided to us by our Advisor and found them sufficient to encompass the range of services necessary for our operation.

•	Comparison of Management Fee to Other Firms. Our Board of Directors reviewed and considered, to the extent publicly available, the management fee arrangements of companies with similar business models, including BDCs, and concluded that the management fee to be paid to our Advisor was fair and reasonable in relation to the services to be provided.

•	Experience of Management Team and Personnel. Our Board of Directors considered the extensive experience of the members of our Advisor’s investment committee with respect to the specific types of investments we propose to make and their past experience with similar kinds of investments. Our Board of Directors discussed numerous aspects of our investment strategy with members of our Advisor’s investment committee and also considered the potential flow of investment opportunities resulting from the numerous relationships of our Advisor’s investment committee and investment professionals within the investment community.

•	Provisions of Investment Advisory Agreement. Our Board of Directors considered the extent to which the provisions of the investment advisory agreement (other than the management fee structure which is discussed above) were comparable to the investment advisory agreements of companies with similar business models, including peer group companies, and concluded that its terms were satisfactory and in line with market norms. In addition, our Board of Directors concluded that the services to be provided under the investment advisory agreement were reasonably necessary for our operations, the services to be provided were at least equal to the nature and quality of those provided by others, and the payment terms were fair and reasonable in light of usual and customary charges.

•	Payment of Expenses. Our Board of Directors considered the manner in which our Advisor would be reimbursed for its expenses at cost and the other expenses for which it would be reimbursed under the investment advisory agreement. Our Board of Directors discussed how this structure was comparable to that of companies with similar business models and concluded such reimbursement was reasonable.

Based on the information reviewed and the discussions among the members of our Board of Directors, our Board of Directors, including all of our Independent Directors, approved the investment advisory agreement and concluded that the management fee to be paid to our Advisor was reasonable in relation to the services to be provided.

License Agreement

Pursuant to the investment advisory agreement, our Advisor has consented to our use on a non-exclusive, royalty-free basis, of the name “Tortoise” in our name. We have the right to use the “Tortoise” name so long as our Advisor or one of its approved affiliates remains our investment advisor. Other than with respect to this limited right, we have no legal right to the “Tortoise” name. This right will remain in effect for so long as the investment advisory agreement with our Advisor is in effect and will automatically terminate if the investment advisory agreement were to terminate for any reason, including upon its assignment.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth certain beneficial ownership information with respect to our common shares as of April 15, 2008, for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our common shares, each of our executive officers and directors and all of our executive officers and directors and the managing directors of our Advisor, as a group. Except as otherwise noted, the address for all stockholders in the table below is c/o Tortoise Capital Advisors, L.L.C., 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210.

		Percentage of
	Common Shares	Common Shares
Name	Owned	Outstanding(1)

Beneficial Owners of more than 5%:
Kenmont Investments Management, L.P.(2)	335,000	6.0%
S.A.C. Domestic Investments, L.P.(3)	333,333	6.0%
Directors and Executive Officers:
Interested Directors
H. Kevin Birzer	3,565	*
Terry C. Matlack	3,565	*
Independent Directors
Conrad S. Ciccotello	1,070	*
John R. Graham	2,000	*
Charles E. Heath	1,000	*
Executive Officers
David J. Schulte	3,565	*
Zachary A. Hamel	1,783	*
Kenneth P. Malvey	1,783	*
Directors and Executive Officers as a Group (8 persons)	18,331	*

*	Less than 1%.

(1)	Based on 5,550,571 common shares outstanding.

(2)	The address of Kenmont Investments Management, L.P. is 711 LA Street, Suite 1750, Houston, TX 77002.

(3)	The address of S.A.C. Domestic Investments, L.P. is 777 Longridge Road, Building A, Stamford, CT 06902.

The following table sets forth the dollar range of equity securities issued by registered investment companies managed by our Advisor and beneficially owned by each member of our Board of Directors as of April 15, 2008.

		Aggregate Dollar Range of
		Equity Securities in All
	Aggregate Dollar Range of	Registered Investment Companies
	Company Securities Beneficially	Overseen by Director in Family of
Name of Director	Owned by Director(1)	Investment Companies(2)

Independent Directors
Conrad S. Ciccotello	$10,001-$50,000	Over $	100,000
John R. Graham	$10,001-$50,000	Over $	100,000
Charles E. Heath	$10,001-$50,000	Over $	100,000
Interested Directors
H. Kevin Birzer	$10,001-$50,000	Over $	100,000
Terry C. Matlack	$10,001-$50,000	Over $	100,000

(1)	Amounts based on the most recent private placement sale price of our common shares.

(2)	Includes TYG, TYY, TYN, TTO, TTRF and us. Amounts based on the closing price of the common shares of TYG, TYY, TYN and TTO on the NYSE on April 15, 2008, and the most recent private placement sale price of our common shares and the limited liability company units of TTRF.

The following table sets forth the dollar range of equity securities of the Company beneficially owned by each member of our Advisor’s investment committee as of April 15, 2008. The value of the securities is based on the most recent private placement sale price of our securities.

Aggregate Dollar Range
of Company Securities
Name	Beneficially Owned by Manager

H. Kevin Birzer	$10,001-$50,000
Zachary A. Hamel	$10,001-$50,000
Kenneth P. Malvey	$10,001-$50,000
Terry C. Matlack	$10,001-$50,000
David J. Schulte	$10,001-$50,000

CLOSED-END COMPANY STRUCTURE

We are registered as a non-diversified, closed-end management investment company (commonly referred to as a closed-end fund) under the 1940 Act. Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the stockholder. This means that if a stockholder wishes to sell shares of such a closed-end fund, he or she must trade them on the market like any other stock at the prevailing market price at that time. Our common shares are expected to be listed on the New York Stock Exchange under the symbol “TGO.” In a mutual fund, if the stockholder wishes to sell shares of the company, the mutual fund will redeem or buy back the shares at NAV. Mutual funds also generally offer new shares on a continuous basis to new investors, and closed-end companies generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the company’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

When shares of closed-end funds are traded, they frequently trade at a discount to their NAV. This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the closed-end fund’s net asset value may decrease as a result of investment activities. Our conversion to an open-end mutual fund is extremely unlikely and would require an amendment to our Charter.

We generally may not issue additional common shares at a price below our NAV (net of any sales load) without first obtaining approval of our stockholders and Board of Directors.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations that are applicable to us and to an investment in our common shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, the following discussion does not describe income tax consequences that are assumed to be generally known by a U.S. stockholder (as defined below) or certain considerations that may be relevant to certain types of U.S. stockholders subject to special treatment under U.S. federal income tax laws, including tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts and financial institutions. This summary assumes that you hold our common shares as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not and will not seek any ruling from the Internal Revenue Service (the “Service”) regarding any of the tax considerations discussed herein. Except as discussed below, this summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of our common shares that is, for U.S. federal income tax purposes, any one of the following:

•	a citizen or resident of the United States;

•	a corporation, partnership or other entity created in or organized under the laws of the United States or any political subdivision thereof;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust subject to the supervision of a court within the United States and the control of a United States person.

A “Non-U.S. stockholder” is a beneficial owner of our common shares that is not a U.S. stockholder.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds our common shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partnership holding our common shares or a partner of such a partnership should consult his, her or its own tax advisor with respect to the purchase, ownership and disposition of our common shares.

Tax matters are very complicated and the tax consequences to a U.S. stockholder or a Non-U.S. stockholder of an investment in our common shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws and the effect of any possible changes in the tax laws.

Federal Income Taxation of the Company

We have been formed as a corporation under Maryland law. We currently are, have been, and intend to continue to be, treated as a corporation for U.S. federal income tax purposes. Thus, we are, and intend to continue to be, obligated to pay federal and applicable state income tax on our taxable income. We intend to invest our assets primarily in entities treated as partnerships for U.S. federal income tax purposes. As a partner in a partnership, we must report our allocable share of the partnership’s taxable income in computing our taxable income. Based upon our review of the historic results of the type of entity in which we intend to invest, we expect that the cash distributions received by us with respect to our investments in partnerships will exceed the taxable income allocated to us from such investments. There is no assurance that our expectation regarding distributions from the partnerships exceeding allocated taxable income from the partnerships will be realized. If this expectation is not realized, there will be greater taxes paid by us and less cash available to distribute to our stockholders. In addition, we will take into account in computing our taxable income amounts of gain or loss recognized by us on the disposition of our investments. Currently, the maximum federal income tax rate for a corporation is 35%. We may be subject to a 20% federal alternative minimum tax on our federal alternative minimum taxable income to the extent that our alternative minimum tax exceeds our regular federal income tax.

We will be treated as a corporation and not as a RIC for federal income tax purposes. The Code generally provides that a RIC does not pay an entity level income tax, provided that it distributes all or substantially all of its income. The RIC taxation rules currently do not, and are not intended in the future to, have any application to us or to our stockholders.

Taxation of U.S. Stockholders

A distribution by us on your common shares will be treated as a taxable dividend to you to the extent of your share of our current or accumulated earnings and profits as determined under federal income tax principles. If the distribution exceeds your share of our earnings and profits, the distribution will be treated as a return of capital to the extent of your basis in our common shares, and then as capital gain. You will receive a Form 1099 from us and will recognize dividend income only to the extent of your share of our current or accumulated earnings and profits.

Generally, our earnings and profits are computed based upon taxable income, with certain specified adjustments. These adjustments include potentially significant deferrals in the deduction of certain oil and gas exploration costs and mine exploration and development costs for earnings and profits computational purposes, as opposed to the computation of federal taxable income. Thus, our earnings and profits might exceed our taxable income, resulting in the portion of your distribution that is treated as dividend income exceeding your proportionate share of our taxable income. As explained above, we anticipate that the distributed cash from our portfolio investments in entities treated as partnerships for tax purposes will exceed our share of taxable income and earnings and profits from those portfolio investments. Thus, we anticipate that only a portion of distributions we make on the common shares will be treated as dividend income to our stockholders.

The federal income tax law generally provides that qualifying dividend income paid to non-corporate U.S. stockholders is subject to federal income tax at the rate applicable to long-term capital gains, which is generally a maximum rate of 15%. The portion of our distributions on our common shares treated as dividends for federal income tax purposes will be treated as qualifying dividends for federal income tax purposes provided that you satisfy certain holding period and other applicable requirements. This rate of tax on dividends is currently scheduled to increase back to ordinary income rates after December 31, 2010. If we are taxed as a general business corporation, a corporate U.S. stockholder generally will be eligible for the dividends-received deduction generally allowed U.S. corporations in respect of dividends received from U.S. corporations provided that the corporate U.S. stockholder satisfies certain holding period and other applicable requirements.

If a U.S. stockholder participates in our automatic dividend reinvestment plan, such U.S. stockholder will be taxed upon the amount of distributions as if such amount had been received by the participating U.S. stockholder and the U.S. stockholder reinvested such amount in additional common shares.

Upon a sale, exchange or other taxable disposition of our common shares, a U.S. stockholder will recognize a taxable gain or loss depending upon his, her or its basis in our common shares. Such gain or loss will be treated as long-term capital gain or loss if our common shares have been held for more than one year at the time of disposition. Subject to limited exceptions, capital losses cannot be used to offset ordinary income. In the case of a non-corporate U.S. stockholder, long-term capital gain generally is subject to a maximum tax rate of 15%, which maximum tax rate is currently scheduled to increase to 20% for dispositions occurring during taxable years beginning on or after January 1, 2011.

We may be required to withhold U.S. federal income tax (“backup withholding”) at a 28%-rate from all taxable distributions to any non-corporate U.S. stockholder (i) who fails to furnish a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (ii) with respect to whom the Service has notified us that such stockholder has failed to properly report certain interest and dividend income to the Service and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability, provided that proper information is timely provided to the Service.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend on that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our common shares.

In general, distributions paid by us to a Non-U.S. stockholder are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if required by an applicable income tax treaty, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States), we will not be required to withhold federal income tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. stockholders. Any such effectively connected distributions may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.)

A Non-U.S. stockholder generally will not be taxed on any gain recognized on a disposition of our common stock unless:

•	the gain is effectively connected with the Non-U.S. stockholder’s conduct of a trade or business in the United States and, if required by an applicable income tax treaty, is attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States; in these cases, the gain will be taxed on a net income basis at the regular graduated rates and in the manner applicable to U.S. stockholders (unless an applicable income tax treaty provides otherwise) and, under certain circumstances, the “branch profits tax” described above may also apply;

•	the Non-U.S. stockholder is an individual who holds our common stock as a capital asset, is present in the United States for more than 182 days in the taxable year of the disposition and meets other requirements (in which case, except as otherwise provided by an applicable income tax treaty, the gain, which may be offset by U.S. source capital losses, generally will be subject to a flat 30% U.S. federal income tax, even though the Non-U.S. stockholder is not considered a resident alien under the Code); or

•	we are or have been a “U.S. real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. stockholder held our common stock.

Generally, a corporation is a “U.S. real property holding corporation” if the fair market value of its “U.S. real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus its other assets used or held for use in a trade or business. For this purpose, we generally will be treated as owning our proportionate share of the assets of a partnership in which we own an equity interest. The determination of whether we are a U.S. real property holding corporation at any given time will depend on the mix of our assets and their fair market values at such time, which is difficult to predict, and it is possible that we will be a U.S. real property holding corporation. However, the tax relating to stock in a U.S. real property holding corporation generally will not apply to a Non-U.S. stockholder whose holdings, direct and indirect, at all times during the applicable period, constituted 5% or less of our common shares (a “Non-5% holder”), provided that our common shares were regularly traded on an established securities market at any time during the calendar year of the disposition. Our common shares were not initially regularly traded on an established securities market. However, contemporaneous with this offering, we intend to have our shares listed on the NYSE and, thus, at such time our shares likely will be treated as regularly traded on an established securities market. As a result, a Non-5% holder would not be taxed for U.S. federal income tax purposes on any gain realized on the disposition of our common shares on a net income basis. A 5% or greater holder would be taxable on the gain as if the gain were effectively connected with the conduct of a U.S. trade or business by the 5% or greater holder during the taxable year and, in such case, the person acquiring our common shares from a 5% or greater holder generally would have to withhold 10% of the amount of the proceeds of the disposition. Such withholding may be reduced or eliminated pursuant to a withholding certificate issued by the Service in accordance with applicable U.S. Treasury regulations. We urge all Non-U.S. stockholders to consult their own tax advisors regarding the application of these rules to them.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on distributions unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute or successor form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Our common shares that are owned or treated as owned by an individual who is not a U.S. citizen or resident of the United States (as specially defined for U.S. federal estate tax purposes) at the time of death will be included in the individual’s gross estate for U.S. federal estate tax purposes, unless an applicable estate tax or other treaty provides otherwise and, therefore, may be subject to U.S. federal estate tax.

We urge all non-U.S. persons to consult their own tax advisors with respect to the United States federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

DETERMINATION OF NET ASSET VALUE

We determine the NAV of our common shares on a quarterly basis and at such other times as our Board of Directors may determine. We make our NAV available for publication quarterly. The NAV per common share equals our NAV divided by the number of outstanding common shares. Our NAV equals the value of our total assets (the value of the securities held plus cash or other assets, including interest accrued but not yet received) less: (i) all of our liabilities (including accrued expenses and both current and deferred income taxes); (ii) accumulated and unpaid distributions on any outstanding preferred stock; (iii) the aggregate liquidation preference of any outstanding preferred stock; (iv) accrued and unpaid interest payments on any outstanding indebtedness; (v) the aggregate principal amount of any outstanding indebtedness; and (vi) any distributions payable on our common stock.

Valuation Methodology — Public Finance

Our process for determining the market price of a publicly traded investment is as follows. For equity securities, we first use readily available market quotations and obtain direct written broker-dealer quotations if a security is not traded on an exchange or quotations are not available from an approved pricing service. For fixed-income securities, we use readily available market quotations based upon the last updated sale price or market value from a pricing service or by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security. If no sales are reported on any national securities exchange or over-the-counter market, we use the calculated mean based on bid and asked prices obtained from the primary national securities exchange or over-the-counter market. Other assets are valued at market value pursuant to written valuation procedures adopted by our Board of Directors.

Valuation Methodology — Private Finance

We may invest a substantial portion of our assets in the securities of private companies, for which there generally will not be a readily available market price. Therefore, our Board of Directors may value these investments at fair value in good faith. There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each investment while employing a consistently applied valuation process. Many of our investments may generally be subject to restrictions on resale and generally have no established trading market. Because of the type of investments that we will make and the nature of our business, our valuation process will require an analysis of various factors. Our fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition, and market changing events that impact valuation. We determine fair value to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale.

Our Board of Directors will undertake a multi-step valuation process each quarter in connection with determining the fair value of our investments:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of our Advisor. As part of this process, materials will be prepared containing their supporting analysis;

•	The investment committee of our Advisor reviews the preliminary valuations, and the investment professionals of our Advisor will consider and assess, as appropriate, any changes that may be required to the preliminary valuation to address any comments provided by the investment committee of our Advisor;

•	Our Board of Directors assesses the valuations and will ultimately determine the fair value of each investment in our portfolio in good faith; and

•	An independent valuation firm engaged by us to advise our Board of Directors will perform certain limited procedures that we will have identified and asked them to perform on a selection of these valuations as determined by us.

We have retained Duff & Phelps, LLC, an independent valuation firm, to advise our Board of Directors and provide third-party valuation consulting services which will consist of certain limited procedures that we will identify and request them to perform. Upon completion of such limited procedures, Duff & Phelps, LLC will review the fair value, as determined by us, of those investments subjected to their limited procedures, and make a determination as to whether the fair value, as determined by us, does or does not appear to be unreasonable. The independent valuation firm’s limited procedures do not and will not involve an audit, review, compilation or any other form of examination or attestation under the standards of the Public Company Accounting Oversight Board (United States). Our Board of Directors is solely responsible for determining the fair value of the investments in good faith. Duff & Phelps, LLC is not responsible for determining the fair value of any individual investment or portfolio of investments, nor are the limited procedures performed by Duff & Phelps, LLC intended to be used to determine fair value of any investment or portfolio of investment. The limited procedures performed by Duff & Phelps, LLC are supplementary to the inquiries and procedures that the Board of Directors is required to undertake to determine the fair value of the investments in good faith.

Because of the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by our Board of Directors may be materially different from the values that would have been used had a ready market existed for the investments. Determination of fair value involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

DIVIDEND REINVESTMENT PLAN

We intend to have an “opt out” dividend reinvestment plan for our stockholders that will be effective upon completion of this offering. After the plan is effective, if a stockholder’s common shares are registered directly with us or with a brokerage firm that participates in our Automatic Dividend Reinvestment Plan (“Plan”) through the facilities of Depository Trust Company (“DTC”) and such stockholder’s account is coded dividend reinvestment by such brokerage firm, all distributions are automatically reinvested for stockholders by the Plan Agent, Computershare Trust Company, N.A. (the “Plan Agent”), in additional common shares (unless a stockholder is ineligible or elects otherwise). If a stockholder’s common shares are registered with a brokerage firm that participates in the Plan through the facilities of DTC, but such stockholder’s account is not coded dividend reinvestment by such brokerage firm or if a stockholder’s shares are registered with a brokerage firm that does not participate in the Plan through the facilities of DTC, a stockholder will need to ask their investment executive to determine what arrangements can be made to set up their account to participate in the Plan. In either case, until such arrangements are made, a stockholder will receive distributions in cash.

Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Computershare Inc., as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to, or by calling, the Plan Agent; such termination will be effective with respect to a particular distribution if notice is received prior to the record date for the next distribution.

We will use primarily newly-issued common shares to implement the Plan, whether our shares are trading at a premium or at a discount to NAV. However, we reserve the right to instruct the Plan Agent to purchase shares in the open-market in connection with its obligations under the Plan. The number of shares to be issued to a stockholder shall be determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the NYSE on the distribution payment date. Market price per share on that date shall be the closing price for such shares on the NYSE or, if no sale is reported for such day, at the average of their reported bid and asked prices. If distributions are reinvested in shares purchased on the open market, then the number of shares received by a stockholder shall be determined by dividing the total dollar amount of the distribution payable to such stockholder by the weighted average price per share (including brokerage commissions and other related costs) for all shares purchased by the Plan Agent on the open-market in connection with such distribution.

The Plan Agent maintains all stockholders’ accounts in the Plan and furnishes written confirmation of each acquisition made for the participant’s account as soon as practicable, but in no event later than 60 days after the date thereof. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the Plan Agent’s name or that of its nominee, and each stockholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan first in accordance with the instructions of the participants then with respect to any proxies not returned by such participant, in the same proportion as the Plan Agent votes the proxies returned by the participants.

There will be no brokerage charges with respect to shares issued directly by us as a result of distributions payable in shares. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold plus a $15.00 transaction fee. The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. See “Certain U.S. Federal Income Tax Considerations.”

We reserve the right to amend or terminate the Plan if in the judgment of our Board of Directors such a change is warranted. The Plan may be terminated by the Plan Agent or us upon notice in writing mailed to each participant at least 60 days prior to the effective date of the termination. Upon any termination, the Plan Agent will cause a certificate or certificates to be issued for the full shares held by each participant under the Plan and cash adjustment for any fraction of a common share at the then current market value of the common shares to be delivered to him or her. If preferred, a participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his or her shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. If a participant has terminated his or her participation in the Plan but continues to have common shares registered in his or her name, he or she may re-enroll in the Plan at any time by notifying the Plan Agent in writing at the address below. The terms and conditions of the Plan may be amended by the Plan Agent or us at any time, except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority, only by mailing to each participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Plan Agent receives notice of the termination of the participant’s account under the Plan. Any such amendment may include an appointment by the Plan Agent of a successor Plan Agent, subject to the prior written approval of the successor Plan Agent by us.

All correspondence concerning the Plan should be directed to Computershare Trust Company, N.A. at P.O. Box 43078, Providence, Rhode Island 02940.

DESCRIPTION OF CAPITAL STOCK

We are authorized to issue up to 100,000,000 shares of common stock, $0.001 par value per share, and up to 10,000,000 shares of preferred stock, $0.001 par value per share. As of the date of this prospectus, we have approximately 1,500 beneficial stockholders holding 5,550,571 of our issued and outstanding common shares. Upon completion of this offering, we will have           of our common shares issued and outstanding. Our Board of Directors may, without any action by our stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. In addition, our Charter authorizes our Board of Directors, without any action by our stockholders, to classify and reclassify any unissued common shares and preferred shares into other classes or series of stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms or conditions of redemption for each class or series. Although there is no present intention of doing so, we could issue a class or series of stock that could delay, defer or prevent a transaction or a change in control that might otherwise be in our stockholders’ best interests. Under Maryland law, our stockholders generally are not liable for our debts or obligations.

The following table provides information about our outstanding capital stock upon completion of this offering:

		Number of Shares
	Number of	Held by the	Number of
	Shares	Company or for	Shares
Title of Class	Authorized	its Account	Outstanding

Common Stock	100,000,000	0
Preferred Stock	10,000,000	0	0

Common Shares

All common shares offered by this prospectus will be duly authorized, fully paid and nonassessable. Our stockholders are entitled to receive distributions if and when authorized by our Board of Directors and declared by us out of assets legally available for the payment of distributions. Our stockholders are also entitled to share ratably in the assets legally available for distribution to our stockholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities. These rights are subject to the preferential rights of any other class or series of our capital stock.

In the event that we have preferred shares outstanding, and so long as we remain subject to the 1940 Act, holders of our common shares will not be entitled to receive any net income, or other distributions, from us unless all accumulated distributions on preferred shares have been paid and the asset coverage (as defined in the 1940 Act) with respect to preferred shares and any outstanding debt is at least 200% after giving effect to such distributions.

Each outstanding common share entitles the holder to one vote on all matters submitted to a vote of our stockholders, including the election of directors. The presence of the holders of shares of our stock entitled to cast a majority of the votes entitled to be cast shall constitute a quorum at a meeting of our stockholders. Our Charter provides that, except as otherwise provided in our Bylaws, each director shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. Our Bylaws provide that each director shall be elected by a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present. There is no cumulative voting in the election of directors. Consequently, at each annual meeting of our stockholders, the holders of a majority of the outstanding shares of capital stock entitled to vote will be able to elect all of the successors of the class of directors whose terms expire at that meeting. Pursuant to our Charter and Bylaws, our Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Holders of our common shares have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of our securities. All of our common shares will have equal distribution, liquidation and other rights.

Preferred Shares

We may, but are not required to, issue preferred shares. As long as we remain subject to the 1940 Act at the time of a preferred share offering, we will be subject to the 1940 Act restriction that currently limits the aggregate liquidation preference of all outstanding preferred stock to 50% of the value of our total assets less our liabilities and indebtedness. We also believe the liquidation preference, voting rights and redemption provisions of the preferred shares will be similar to those stated below.

As long as we are subject to the 1940 Act, the holders of any preferred shares, voting separately as a single class, will have the right to elect at least two members of our Board of Directors at all times. The remaining directors will be elected by holders of common shares and preferred stock, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred stock will have the right to elect a majority of the directors at any time accumulated distributions on any preferred stock have not been paid for at least two years. The 1940 Act also requires that, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred stock, voting separately as a class, would be required to adopt any plan of reorganization that would adversely affect the preferred stock. See “Certain Provisions of Our Charter and Bylaws and the Maryland General Corporation Law.” As a result of these voting rights, our ability to take any such actions may be impeded to the extent that any of our preferred shares are outstanding.

The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers. The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.

The terms of the preferred shares, if issued, are expected to provide that (i) they are redeemable in whole or in part at the original purchase price per share plus accrued distributions per share, (ii) we may tender for or repurchase our preferred shares and (iii) we may subsequently resell any shares so tendered for or repurchased by us. Any redemption or purchase of our preferred shares will reduce the leverage applicable to our common shares, while any resale of our preferred shares will increase that leverage.

The discussion above describes the possible offering of our preferred shares. If our Board of Directors determines to proceed with such an offering, the terms of our preferred shares may be the same as, or different from, the terms described above, subject to applicable law and our Charter. Our Board of Directors, without the approval of the holders of our common shares, may authorize an offering of preferred shares or may determine not to authorize such an offering and may fix the terms of our preferred shares to be offered.

The information contained under this heading is subject to the provisions contained in our Charter and Bylaws and the laws of the State of Maryland.

CERTAIN PROVISIONS OF OUR CHARTER AND BYLAWS AND
THE MARYLAND GENERAL CORPORATION LAW

The following description of certain provisions of our Charter and Bylaws is only a summary. For a complete description, please refer to our Charter and Bylaws, copies of which are obtainable upon request.

Our Charter and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of us, causing us to engage in certain transactions or modifying our structure. These provisions, all of which are summarized below, may be regarded as “anti-takeover” provisions. Such provisions could limit the ability of our stockholders to sell their shares at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of us. In addition, certain provisions of the 1940 Act may serve to discourage a third party from seeking to obtain control of us.

Number and Classification of our Board of Directors; Election of Directors

Our Charter and Bylaws provide that the number of directors may be established only by our Board of Directors pursuant to the Bylaws, but may not be less than one. Our Bylaws provide that the number of directors may not be greater than nine. Pursuant to our Charter, our Board of Directors is divided into three classes: Class I, Class II and Class III. The term of each class of directors expires in a different successive year. Upon the expiration of their term, directors of each class are elected to serve for three-year terms and until their successors are duly elected and qualified. Each year, only one class of directors will be elected by the stockholders. The classification of our Board of Directors should help to assure the continuity and stability of our strategies and policies as determined by our Board of Directors.

Our classified board could have the effect of making the replacement of incumbent directors more time-consuming and difficult. At least two annual meetings of our stockholders, instead of one, will generally be required to effect a change in a majority of our Board of Directors. Thus, the classification of our Board of Directors could increase the likelihood that incumbent directors will retain their positions and may delay, defer or prevent a change in control of our Board of Directors, even though a change in control might be in the best interests of our stockholders.

Vacancies on Board of Directors; Removal of Directors

Our Charter provides that we have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on our Board of Directors. Accordingly, except as may be provided by our Board of Directors in setting the terms of any class or series of preferred shares, any and all vacancies on our Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualified, subject to any applicable requirements of the 1940 Act.

The Charter provides that, subject to the rights of holders of one or more classes of our preferred stock, a director may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of our directors. This provision, when coupled with the provisions in our Charter and Bylaws regarding the filling of vacancies on our Board of Directors, precludes our stockholders from removing incumbent directors, except for cause and by a substantial affirmative vote, and filling the vacancies created by the removal with nominees of our stockholders.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of Charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter.

Our Charter and Bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our Bylaws.

Advance Notice of Director Nominations and New Business

Our Bylaws provide that with respect to an annual meeting of our stockholders, nominations of persons for election to our Board of Directors and the proposal of business to be considered by our stockholders may be made only (i) pursuant to our notice of the meeting, (ii) by or at the direction of our Board of Directors or (iii) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our Bylaws. With respect to special meetings of our stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to our Board of Directors at a special meeting may be made only (i) pursuant to our notice of the meeting, (ii) by or at the direction of our Board of Directors, or (iii) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of our Bylaws, provided that our Board of Directors has determined that directors will be elected at such special meeting.

Limitation of Liability of Directors and Officers; Indemnification and
Advancement of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (i) actual receipt of an improper benefit or profit in money, property or services or (ii) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our Charter authorizes us, and our Bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our obligation to indemnify any director, officer or other individual, however, is limited by the 1940 Act and Investment Company Act Release No. 11330, which, among other things, prohibit us from indemnifying any director, officer or other individual from any liability resulting directly from the willful misconduct, bad faith, gross negligence in the performance of duties or reckless disregard of applicable obligations and duties of the directors, officers or other individuals and require us to set forth reasonable and fair means for determining whether indemnification shall be made.

Maryland law requires a corporation (unless its charter provides otherwise, which our Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (i) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (ii) the director or officer actually received an improper personal benefit in money, property or services or (iii) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (i) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (ii) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

These provisions do not limit or eliminate our rights or the rights of any of our stockholders to seek nonmonetary relief such as an injunction or rescission in the event any of our directors or officers breaches his or her duties. These provisions will not alter the liability of our directors or officers under federal securities laws.

SHARES ELIGIBLE FOR FUTURE SALE

Prior to the completion of this offering, there has been no public market for our common shares. Future sales of a substantial amount of our common shares in the public market, or the perception that such sales may occur, could adversely affect the market price of our common shares and could impair our future ability to raise capital through the sale of our equity securities.

Upon the completion of this offering, as a result of the issuance of          common shares, we will have          common shares outstanding, of which          shares will be “restricted” securities under the meaning of Rule 144 promulgated under the Securities Act and may not be sold in the absence of registration under the Securities Act unless an exemption from registration is available, including exemptions contained in Rule 144. As of July 19, 2008, an aggregate of           shares will be eligible for sale in the public market in accordance with Rule 144.

In general, under Rule 144, if one year has elapsed since the date of acquisition of restricted securities from us or any of our affiliates, the holder of such restricted securities can sell such securities; provided that the number of securities sold by such person within any three-month period cannot exceed the greater of:

•	1% of the total number of securities then outstanding, which will equal approximately common shares immediately following completion of this offering, or

•	the average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

Sales under Rule 144 also are subject to certain manner of sale provisions, notice requirements and the availability of current public information about us. If two years have elapsed since the date of acquisition of restricted securities from us or any of our affiliates and the holder is not one of our affiliates at any time during the three months preceding the proposed sale, such person can sell such securities in the public market under Rule 144(k) without regard to the volume limitations, manner of sale provisions, public information requirements or notice requirements. No assurance can be given as to (i) the likelihood that an active market for our common shares will develop, (ii) the liquidity of any such market, (iii) the ability of our stockholders to sell our securities or (iv) the prices that stockholders may obtain for any of our securities. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sale, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices of our common shares. See “Risk Factors — Risks Related to this Offering.”

Lock-Up Agreements

We anticipate that our directors and executive officers and each member of our Advisor’s investment committee will agree with the underwriters not to sell any common shares they own for a period of 60 days from the date of this offering, subject to extension in certain circumstances. This agreement, referred to as a “lock-up agreement,” may be waived by Wachovia Capital Markets, LLC and Stifel Nicolaus & Company, Incorporated as representatives of the underwriters. The lock-up agreement will provide that these persons will not offer, sell, contract to sell, pledge (other than to us), hedge or otherwise dispose of our common shares or any securities convertible into or exchangeable for our common shares, owned by them for a period specified in the agreement without the prior written consent of our underwriters.

Registration Rights

We have entered into a registration rights agreement providing, among other things, that within 30 days after we consummate this offering, we will file with the SEC a shelf registration statement to cover resales of our common shares held by our current stockholders that do not sell their common shares in this offering. We have agreed to use our commercially reasonable efforts to cause such registration statement to be declared effective as promptly as practicable following such filing, and to keep such registration statement effective until the earlier to occur of the date on which all securities covered thereby have been sold pursuant to such registration statement, the date on which the securities covered thereby are no longer held by the parties thereto or the date on which such securities are no longer required to be registered.

SELLING STOCKHOLDERS

Below is information with respect to the number of common shares held by each of the selling stockholders. The following table sets forth the name of each selling stockholder, the number of common shares owned by each selling stockholder, the number of common shares being offered for the account of such selling stockholder pursuant to this prospectus and the percentage of the common shares that will be owned by each selling stockholder after the completion of this offering. We have prepared the table and the related notes based on information supplied to us by the selling stockholders as of           , 2008.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to the securities. The percentages of beneficial ownership prior to this offering is based on           common shares outstanding as of          , 2008. The percentage of beneficial ownership after this offering is based on           common shares, including the           common shares to be sold by us in this offering. Except as indicated by footnote, and subject to applicable community property laws, the persons named in the table below have sole voting and investment power with respect to all common shares shown as beneficially owned by them. None of the selling stockholders has held a position or office or had any other material relationship with us or any of our affiliates or predecessors, other than as a stockholder, during the past three years.

	Common Shares	Common Shares	Common Shares	Percentage of
	Beneficially Owned	Offered in	Beneficially Owned	Common Shares Owned
Name of Selling Stockholder	Prior to this Offering	this Offering	After this Offering	After this Offering

*	Indicates beneficial ownership of less than one percent of the total outstanding common stock.

UNDERWRITING

We and the selling stockholders intend to offer the common shares through the underwriters named below. Wachovia Capital Markets, LLC and Stifel, Nicolaus & Company, Incorporated are acting as representatives of the underwriters. Subject to the terms and conditions described in an underwriting agreement among us, the selling stockholders and the underwriters, we and the selling stockholders have agreed to sell to the underwriters, and the underwriters severally have agreed to purchase from us and the selling stockholders, the number of common shares listed opposite their names below.

Number
Underwriter	of Shares

Wachovia Capital Markets, LLC
Stifel, Nicolaus & Company, Incorporated
Lehman Brothers Inc.
BB&T Capital Markets, a division of Scott & Stringfellow, Inc.
Oppenheimer & Co. Inc.
Wunderlich Securities, Inc.
Davenport & Company LLC

Total

The underwriters have agreed that they must purchase all of the common shares sold under the underwriting agreement if they purchase any of them. However, the underwriters are not required to take or pay for the shares covered by the underwriters’ overallotment option described below. If an underwriter defaults, the underwriting agreement provides that the purchase commitments of the nondefaulting underwriters may be increased or the underwriting agreement may be terminated.

The underwriting agreement provides that the underwriters’ obligation to purchase shares of common stock depends on the satisfaction of the conditions contained in the underwriting agreement, including:

•	the obligation to purchase all of the shares of common stock offered hereby (other than those shares of common stock covered by their option to purchase additional shares as described below), if any of the shares are purchased;

•	the representations and warranties made by us and the selling stockholders to the underwriters are true;

•	there is no material change in our business or the financial markets; and

•	we deliver customary closing documents to the underwriters.

We and the selling stockholders have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

The underwriters are offering the common shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the common shares, and other conditions contained in the underwriting agreement, such as the receipt by the underwriters of officer’s certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Commissions and Discounts

Wachovia Capital Markets, LLC and Stifel, Nicolaus & Company, Incorporated have advised us that the underwriters propose initially to offer the common shares to the public at the public offering price on the cover page of this prospectus and to dealers at that price less a concession not in excess of $      per share. The underwriters may allow, and the dealers may reallow, a discount not in excess of $      per share to other dealers. After the public offering, the public offering price, concession and discount may be changed.

The following table shows the per share and total sales load we and the selling stockholders will pay to the underwriters assuming both no exercise and full exercise of the underwriters’ overallotment option to purchase up to an additional           shares.

		Without	With
		Overallotment	Overallotment
	Per Share	Option	Option

Public offering price	$	$	$
Sales load	$	$	$
Proceeds, before expenses, to us(1)	$	$	$
Proceeds, before expenses, to the selling stockholders(2)	$	$	$

(1)	Before deducting expenses payable by us related to this offering estimated at approximately $ .

(2)	We will pay all expenses related to the offering and sale of our common shares by the selling stockholders (other than the sales load).

Overallotment Option

We have granted an option to the underwriters to purchase up to          additional common shares at the public offering price less the underwriting discount. The underwriters may exercise this option for 30 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional common shares proportionate to that underwriter’s initial amount reflected in the above table. No selling stockholder has granted any such option to the underwriters.

No Sales of Similar Securities

We anticipate that we, our executive officers and directors, our Advisor and our Advisor’s senior investment professionals will agree, with exceptions, not to sell or transfer any common shares for 60 days after the date of this prospectus without first obtaining the written consent of Wachovia Capital Markets, LLC and Stifel, Nicolaus & Company, Incorporated. Specifically, we anticipate that we and these other individuals and entities will agree not to directly or indirectly:

•	offer, pledge, sell or contract to sell any common shares;

•	sell any option or contract to purchase any common shares;

•	purchase any option or contract to sell any common shares;

•	grant any option, right or warrant for the sale of any common shares other than pursuant to our contractual requirements under our existing registration rights agreements;

•	lend or otherwise dispose of or transfer any common shares;

•	request or demand that we file a registration statement related to the common shares; or

•	enter into any swap or other agreement that transfers, in whole or in part, the economic consequence of ownership of any common shares whether any such swap or transaction is to be settled by delivery of shares or other securities, in cash or otherwise.

The 60-day restricted period will be automatically extended if during the last 17 days of such period, we issue an earnings release or material news or a material event relating to us occurs, or prior to the expiration of the 60-day period, we announce that we will release earnings results or we become aware that material news or a material event will occur during the 16-day period beginning on the last day of such 60-day period. The extension of the restricted period will be for 18 days after the issuance of the earnings release or the occurrence of the material news or event, as the case may be.

This lock-up provision will apply to common shares and to securities convertible into or exchangeable or exercisable for or repayable with common shares. It also will apply to common shares owned now or acquired later by the person executing the agreement or for which the person executing the agreement later acquires the power of disposition.

New York Stock Exchange Listing

Our common shares are expected to be listed on the New York Stock Exchange under the symbol “TGO.” In order to meet the requirements for listing on that exchange, the underwriters have undertaken to sell a minimum number of shares to a minimum number of beneficial owners as required by that exchange.

Before this offering, there has been no public market for our common shares. The initial public offering price will be determined through negotiations among us and the representatives. In addition to prevailing market conditions, the factors to be considered in determining the initial public offering price are:

•	the valuation multiples of publicly traded companies that the representatives believe to be comparable to us;

•	our financial information;

•	the history of, and the prospects for, our company and the industry in which we compete;

•	an assessment of our management, its past and present operations, and the prospects for and timing of, our future revenues;

•	the present state of our operations; and

•	the above factors in relation to market values and various valuation measures of other companies engaged in activities similar to ours.

An active trading market for the shares may not develop. It is also possible that after the offering the shares will not trade in the public market at or above the initial public offering price.

The underwriters do not expect to sell more than 5% of the common shares in the aggregate to accounts over which they exercise discretionary authority.

Price Stabilization and Short Positions

Until the distribution of the common shares is completed, SEC rules may limit underwriters and selling group members from bidding for and purchasing our common shares. However, the representatives may engage in transactions that stabilize the price of the common shares, such as bids or purchases to peg, fix or maintain that price.

If the underwriters create a short position in our common shares in connection with the offering (i.e., if they sell more common shares than are listed on the cover of this prospectus), the representatives may reduce that short position by purchasing common shares in the open market. The representatives may also elect to reduce any short position by exercising all of part of the overallotment option described above. Purchases of the common shares to stabilize the price or to reduce a short position may cause the price of our common shares to be higher than it might be in the absence of such purchases.

Neither we nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of our common shares. In addition, neither we nor any of the representatives makes any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

Electronic Distribution

A prospectus in electronic format may be made available on the Internet sites or through other online services maintained by one or more of the underwriters participating in this offering, or by their affiliates. In those cases, prospective investors may view offering terms online and, depending upon the particular underwriter, prospective investors may be allowed to place orders online. The underwriters may agree with us to allocate a specific number of shares for sale to online brokerage account holders. Any such allocation for online distributions will be made by the representatives on the same basis as other allocations.

Other than the prospectus in electronic format, the information on any underwriter’s web site and any information contained in any other web site maintained by an underwriter is not part of the prospectus or the registration statement of which this prospectus forms a part, has not been approved and/or endorsed by us or any underwriter in its capacity as underwriter and should not be relied upon by investors.

Other Relationships

Certain of the underwriters and their affiliates have provided in the past and may provide from time to time in the future in the ordinary course of their business, certain commercial banking, financial advisory, investment banking and other services to our Advisor, us or our portfolio companies for which they will be entitled to receive separate fees. In particular, the underwriters or their affiliates may execute transactions with us or on behalf of us or any of our portfolio companies.

The underwriters or their respective affiliates may also trade in our securities, securities of our portfolio companies or other financial instruments related thereto for their own accounts or for the account of others and may extend loans or financing directly or through derivative transactions to us or any of our portfolio companies. Stifel, Nicolaus & Company, Incorporated purchased 100 common shares in our private placement completed in July 2007.

We may purchase securities of third parties from some of the underwriters or their respective affiliates after the offering. However, we have not entered into any agreement or arrangement regarding the acquisition of any such securities, and we may not purchase any such securities. We would only purchase any such securities if, among other things, we identified securities that satisfied our investment needs and completed our due diligence review of such securities.

After the date of this prospectus, the underwriters and their affiliates may from time to time obtain information regarding specific portfolio companies or us that may not be available to the general public. Any such information is obtained by these underwriters and their respective affiliates in the ordinary course of their business and not in connection with the offering of our common shares. In addition, after the offering period for the sale of our common shares, the underwriters or their affiliates may develop analyses or opinions related to us or our portfolio companies and buy or sell interests in one or more of our portfolio companies on behalf of their proprietary or client accounts and may engage in competitive activities. There is no obligation on behalf of these parties to disclose their respective analyses, opinions or purchase and sale activities regarding any portfolio company or regarding us to our stockholders.

The principal business address of Wachovia Capital Markets, LLC is 301 South College Street, Charlotte, North Carolina 28288, and the principal business address of Stifel, Nicolaus & Company, Incorporated is 501 North Broadway, St. Louis, Missouri 63102.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 1200 Main Street, Kansas City, Missouri 64105, serves as our independent registered public accounting firm. Ernst & Young LLP will provide audit and audit-related services, tax return preparation and assistance and consultation in connection with review of our filings with the SEC. Our financial statements as of November 30, 2007 included herein have been audited by Ernst & Young LLP. Their report on these financial statements is included herein.

ADMINISTRATOR, CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT AND REGISTRAR

Pursuant to an Administration Agreement between us and our Advisor, we have engaged our Advisor to perform (or oversee or arrange for the performance of) the administrative services necessary for our operation, including, without limitation, providing us with equipment, clerical, book-keeping and record-keeping services. For these services we pay our Advisor an administration fee equal to: 0.06% of our aggregate average daily Managed Assets up to and including $100 million; 0.04% of our aggregate average daily Managed Assets on the next $250 million; and 0.03% on the balance of our aggregate daily Managed Assets, subject to a minimum annual administration fee of $45,000. The address of the administrator is

10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210. As of February 29, 2008, we had paid our Advisor $22,365 in administration fees pursuant to the Administration Agreement since our inception in July 2007.

U.S. Bank, N.A. serves as our custodian. We pay the custodian a monthly fee computed at an annual rate of 0.004% of our portfolio assets.

The transfer agent and registrar for our common shares is Computershare Trust Company, N.A., P.O. Box 43078, Providence, Rhode Island 02940-3078. Its affiliate, Computershare Inc., also serves as our dividend disbursing agent.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Husch Blackwell Sanders LLP, Kansas City, Missouri. Certain legal matters in connection with the offering will be passed upon for the underwriters by Andrews Kurth LLP, New York, New York.

REPORT OF INDEPENDENT AUDITORS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders
Tortoise Gas and Oil Corporation

We have audited the accompanying statement of assets and liabilities of Tortoise Gas and Oil Corporation (the Company), including the schedule of investments, as of November 30, 2007, and the related statements of operations, cash flows, changes in net assets, and the financial highlights for the period from July 19, 2007 (commencement of operations) through November 30, 2007. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tortoise Gas and Oil Corporation at November 30, 2007, the results of its operations, its cash flows, the changes in its net assets, and its financial highlights for the period from July 19, 2007 (commencement of operations) through November 30, 2007, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Kansas City, Missouri
January 25, 2008

TORTOISE GAS AND OIL CORPORATION

SCHEDULE OF INVESTMENTS

	November 30, 2007
	Shares	Value

Limited Partnerships and Limited Liability Companies — 124.3%(1)
Oil and Gas Production — 94.3%(1)
BreitBurn Energy Partners L.P.(2)	740,740	$18,407,389
EV Energy Partners, L.P.	82,212	2,959,632
Encore Energy Partners LP	257,445	5,179,793
Legacy Reserves, LP	317,997	6,792,416
Legacy Reserves, LP(2)	731,707	13,748,774
Linn Energy, LLC	658,517	17,687,767
Quest Energy Partners, L.P.	275,000	4,215,750

		68,991,521

Midstream Energy Infrastructure — 30.0%(1)
Copano Energy, L.L.C.(2)	115,407	4,004,623
MarkWest Energy Partners, L.P.	81,470	2,669,772
ONEOK Partners, L.P.	23,400	1,407,978
Quest Midstream Partners, L.P.(2)(3)	465,000	8,602,500
TC PipeLines, LP	141,250	5,220,600

		21,905,473

Total Limited Partnerships and Limited Liability Companies (Cost $96,012,086)		90,896,994

Short-Term Investment — 0.2%(1)
Investment Company — 0.2%(1)
First American Government Obligations Fund — Class Y, 4.48%(4) Cost ($161,893)	161,893	161,893

Total Investments (Cost $96,173,979) — 124.5%(1)		91,058,887
Liabilities in Excess of Cash and Other Assets — (24.5%)(1)		(17,921,712)

Total Net Assets Applicable to Common Stockholders — 100.0%(1)		$73,137,175

(1)	Calculated as a percentage of net assets applicable to common stockholders.

(2)	Fair valued securities represent a total market value of $44,763,286 which represents 61.2% of net assets. These securities are deemed to be restricted; see Note 6 to the financial statements for further disclosure.

(3)	Private company.

(4)	Rate indicated is the current yield as of November 30, 2007.

See accompanying Notes to the Financial Statements.

TORTOISE GAS AND OIL CORPORATION

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2007

Assets
Investments at value (cost $96,173,979)	$91,058,887
Interest receivable	1,551
Deferred tax asset	1,872,541
Prepaid expenses	57,994
Deferred offering costs	57,482

Total assets	93,048,455

Liabilities
Payable to Adviser	138,368
Deferred advisory fees	36,979
Accrued expenses and other liabilities	451,296
Accrued offering costs	57,482
Short-term borrowings	19,200,000
Current tax liability	27,155

Total liabilities	19,911,280

Net assets applicable to common stockholders	$73,137,175

Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 5,550,571 shares issued and outstanding (100,000,000 shares authorized)	$5,551
Additional paid-in capital	76,302,981
Accumulated net investment income, net of income tax expense	—
Net unrealized loss on investments, net of deferred tax benefit	(3,171,357)

Net assets applicable to common stockholders	$73,137,175

Net Asset Value per common share outstanding (net assets applicable to common stock, divided by common shares outstanding)	$13.18

See accompanying Notes to the Financial Statements.

TORTOISE GAS AND OIL CORPORATION

STATEMENT OF OPERATIONS

Period from
July 19, 2007(1)
through
November 30, 2007

Investment Income
Distributions from investments	$858,305
Less return of capital on distributions	(609,643)

Net distributions from investments	248,662
Interest	463,903
Dividends from money market mutual funds	234,995

Total Investment Income	947,560

Operating Expenses
Advisory fees	332,512
Professional fees	90,645
Organizational expenses	36,829
Reports to stockholders	25,890
Administrator fees	17,732
Directors’ fees	12,048
Fund accounting fees	11,703
Registration fees	9,246
Stock transfer agent fees	4,472
Custodian fees and expenses	2,219
Other expenses	10,312

Total Operating Expenses	553,608

Interest expense	102,409

Total Expenses	656,017

Net Investment Income, before Income Taxes	291,543
Current tax expense	(27,155)
Deferred tax expense	(71,194)

Income tax expense	(98,349)

Net Investment Income	193,194

Unrealized Loss on Investments
Net unrealized depreciation of investments	(5,115,092)
Deferred tax benefit	1,943,735

Net Unrealized Loss on Investments	(3,171,357)

Net Decrease in Net Assets Applicable to Common Stockholders Resulting from Operations	$(2,978,163)

(1)	Commencement of Operations.

See accompanying Notes to the Financial Statements.

TORTOISE GAS AND OIL CORPORATION

STATEMENT OF CHANGES IN NET ASSETS

Period from
July 19, 2007(1)
through
November 30, 2007

Operations
Net investment income	$193,194
Net unrealized depreciation of investments	(3,171,357)

Net decrease in net assets applicable to common stockholders resulting from operations	(2,978,163)

Dividends and Distributions to Common Stockholders
Net investment income	(166,961)
Return of capital	(1,054,165)

Total dividends and distributions to common stockholders	(1,221,126)

Capital Stock Transactions
Proceeds from initial private offering of 5,524,256 common shares	82,863,840
Underwriting discounts and offering expenses associated with the issuance of common stock	(5,870,218)

Net increase in net assets, applicable to common stockholders, from capital stock transactions	76,993,622

Total increase in net assets applicable to common stockholders	72,794,333
Net Assets
Beginning of period	342,842

End of period	$73,137,175

Accumulated net investment income, net of income tax expense, at the end of period	$—

(1)	Commencement of Operations.

See accompanying Notes to the Financial Statements.

TORTOISE GAS AND OIL CORPORATION

STATEMENT OF CASH FLOWS

Period from
July 19, 2007(1)
through
November 30, 2007

Cash Flows From Operating Activities
Distributions received from investments	$858,305
Interest and dividend income received	697,347
Excess distribution received	255,292
Purchases of long-term investments	(96,621,729)
Purchases of short-term investments, net	(161,893)
Interest expense paid	(31,250)
Operating expenses paid	(337,643)

Net cash used in operating activities	(95,341,571)

Cash Flows From Financing Activities
Advances from revolving line of credit	19,200,000
Issuance of common stock	82,863,840
Common stock issuance costs	(5,870,218)
Dividends and distributions paid to common stockholders	(1,221,126)

Net cash provided by financing activities	94,972,496

Net decrease in cash	(369,075)
Cash — beginning of period	369,075

Cash — end of period	$—

Reconciliation of net decrease in net assets applicable to common stockholders resulting from operations to net cash used in operating activities
Net decrease in net assets applicable to common stockholders resulting from operations	$(2,978,163)
Adjustments to reconcile net decrease in net assets applicable to common stockholders resulting from operations to net cash used in operating activities:
Purchases of long-term investments	(96,621,729)
Return of capital on distributions received	609,643
Purchases of short-term investments, net	(161,893)
Deferred tax benefit	(1,872,541)
Net unrealized depreciation of investments	5,115,092
Changes in operating assets and liabilities:
Increase in interest receivable	(1,551)
Increase in prepaid expenses	(57,994)
Increase in current tax liability	27,155
Increase in payable to Adviser	138,368
Increase in deferred advisory fees	36,979
Increase in accrued expenses and other liabilities	425,063

Total adjustments	(92,363,408)

Net cash used in operating activities	$(95,341,571)

(1)	Commencement of Operations.

See accompanying Notes to the Financial Statements.

TORTOISE GAS AND OIL CORPORATION

FINANCIAL HIGHLIGHTS

Period from
July 19, 2007(1)
through
November 30, 2007

Per Common Share Data(2)
Initial private offering price	$15.00
Underwriting discounts and offering costs on initial private offering	(1.06)
Income (loss) from Investment Operations:
Net investment income	0.03
Net unrealized loss on investments	(0.57)

Total decrease from investment operations	(0.54)

Less Dividends and Distributions to Common Stockholders:
Net investment income	(0.03)
Return of capital	(0.19)

Total dividends and distributions to common stockholders	(0.22)

Net Asset Value, end of period	$13.18

Total Investment Return(3)	(10.67)%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$73,137
Ratio of expenses (including current tax expense, deferred tax benefit and deferred advisory fees) to average net assets(4)(5)(6)	(4.14)%
Ratio of expenses (excluding current tax expense and deferred tax benefit) to average net assets(4)(6)(7)	2.28%
Ratio of expenses (excluding current tax expense, deferred tax benefit and deferred advisory fees) to average net assets(4)(7)(8)	2.15%
Ratio of net investment income (including current tax expense, deferred tax benefit and deferred advisory fees) to average net assets(4)(5)(6)	7.44%
Ratio of net investment income (excluding current tax expense and deferred tax benefit) to average net assets(4)(6)(7)	1.02%
Ratio of net investment income (excluding current tax expense, deferred tax benefit and deferred advisory fees) to average net assets(4)(7)(8)	1.15%
Portfolio turnover rate(4)	0.00%

(1)	Commencement of Operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)	Not annualized. Total investment return is calculated assuming the purchase of common stock at the initial offering price and a sale at net asset value per share, end of period. The calculation also includes dividends and distributions to common stockholders.

(4)	Annualized.

(5)	The Company accrued $27,155 in current tax expense and $1,872,541 in net deferred tax benefit.

(6)	The Company accrued $36,979 in deferred advisory fees.

(7)	The ratio excludes the impact of current and deferred income taxes.

(8)	The ratio excludes the impact of deferred advisory fees.

See accompanying Notes to the Financial Statements.

TORTOISE GAS AND OIL CORPORATION

NOTES TO FINANCIAL STATEMENTS
November 30, 2007

1.	Organization

Tortoise Gas and Oil Corporation (the “Company”) was organized as a Maryland corporation on May 22, 2007, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return through capital appreciation and current income. The Company seeks to provide stockholders with an efficient vehicle to invest in a portfolio consisting of privately held companies and publicly traded limited partnerships (“LPs”) and their affiliates operating primarily in the upstream segment, and to a lesser extent the midstream segment, of the energy sector. The Company commenced operations on July 19, 2007. The Company filed its initial registration statement with the Securities and Exchange Commission on October 17, 2007 and intends to offer common stock through a public offering as soon as practicable after the effective date of the registration statement, assuming market conditions permit.

2.	Significant Accounting Policies

A.	Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B.	Investment Valuation

The Company may invest a substantial portion of its assets in illiquid securities including securities of privately-held companies. These investments generally are subject to restrictions on resale, have no established trading market and are fair valued on a quarterly basis. Fair value is intended to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced liquidation or sale. Because of the inherent uncertainty of valuation, the fair values of such investments, which are determined in accordance with procedures approved by the Company’s Board of Directors, may differ materially from the values that would have been used had a ready market existed for the investments. The Company’s Board of Directors may consider other methods of valuing investments as appropriate and in conformity with U.S. generally accepted accounting principles.

The Board of Directors will undertake a multi-step valuation process each quarter in connection with determining the fair value of investments:

•	The Company’s quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of the Company’s Adviser. As part of this process, materials are prepared containing their supporting analysis;

•	The Investment Committee of the Company’s Adviser reviews the preliminary valuations, and the investment professionals of the Company’s Adviser considers and assesses, as appropriate, any changes that may be required to the preliminary valuations to address any comments provided by the Investment Committee of the Company’s Adviser;

•	The Company’s Board of Directors assesses the valuations and ultimately determines the fair value of each investment in the Company’s portfolio in good faith and

•	An independent valuation firm engaged by the Board of Directors to advise the Company’s Board of Directors performs certain limited procedures that the Board of Directors has identified and asked them to perform on a selection of these valuations as determined by the Board of Directors.

TORTOISE GAS AND OIL CORPORATION

NOTES TO FINANCIAL STATEMENTS — (Continued)
November 30, 2007

The types of factors that may be considered in fair value pricing of an investment include the nature and realizable value of any collateral, the portfolio company’s earnings and ability to make payments, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors.

The fair value methodology will begin with determining the enterprise value of the portfolio company that issued the security being fair valued. For any one company, enterprise value may best be expressed as a range of fair values, from which a single estimate of fair value will be derived. If the portfolio company has adequate enterprise value to support the repayment of debt, the fair value of the loan or debt security will normally correspond to cost unless the portfolio company’s condition or other factors lead to a determination of fair value at a different amount. The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of debt and other preference capital, and other pertinent factors such as recent offers to purchase a company, recent transactions involving the purchase or sale of the equity securities of the company, or other liquidation events. The determined equity values will generally be discounted when holding a minority position, if there are restrictions on resale, if there are specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other comparable factors exist.

For equity and equity-related securities that are listed on a securities exchange, the Company values those securities at their last sale price on that exchange on the valuation date. If the security is listed on more than one exchange, the Company will use the price of the exchange that it generally considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security will be valued at the mean between bid and ask price on such day.

The Company generally values short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

C.	Interest and Fee Income

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. When investing in instruments with an original issue discount or payment-in-kind interest (in which case the Company chooses payment-in-kind in lieu of cash), the Company will accrue interest income during the life of the investment, even though the Company will not necessarily be receiving cash as the interest is accrued. Fee income will include fees, if any, for due diligence, structuring, commitment and facility fees, and fees, if any, for transaction services, consulting services and management services rendered to portfolio companies and other third parties. Commitment and facility fees generally are recognized as income over the life of the underlying loan, whereas due diligence, structuring, transaction service, consulting and management service fees generally are recognized as income when services are rendered. For the period ended November 30, 2007, the Company received no fee income.

D.	Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Distributions received from the Company’s investments in limited partnerships and limited liability companies generally are comprised of ordinary income, capital gains and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information available from each company and/or industry sources. These estimates may subsequently be

TORTOISE GAS AND OIL CORPORATION

NOTES TO FINANCIAL STATEMENTS — (Continued)
November 30, 2007

revised based on information received from the entities after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the Company.

For the period from July 19, 2007 through November 30, 2007, the Company estimated the allocation of investment income and return of capital for the distribution received from the LPs within the Statement of Operations. For this period, the Company has estimated distributions to be approximately 29 percent investment income and 71 percent return of capital.

E.	Dividends and Distributions to Stockholders

Dividends and distributions to common stockholders are recorded on the ex-dividend date. The character of dividends and distributions made during the period may differ from their ultimate characterization for federal income tax purposes. For the period ended November 30, 2007, the Company’s dividends and distributions were comprised of 14 percent net income and 86 percent return of capital, for book purposes. For the period ended November 30, 2007, the Company’s dividends and distributions, for tax purposes, were comprised of approximately 4.3 percent qualified dividend income and 95.7 percent return of capital.

F.	Federal Income Taxation

The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35 percent; however the Company anticipates a marginal effective tax rate of 34 percent due to expectations of the level of taxable income relative to the federal graduated tax rates, including the tax rate anticipated when temporary differences reverse. The Company may be subject to a 20 percent federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Company invests its assets primarily in limited partnerships (“LPs”) or limited liability companies (“LLCs”), which generally are treated as partnerships for federal income tax purposes. As a limited partner, the Company reports its allocable share of taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized. Future realization of deferred income tax assets ultimately depends on, among other factors, the expectation of sufficient future taxable income.

On July 19, 2007, the Company adopted the provisions of the Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority, and if so, the measurement of tax benefit recognized. The Company has analyzed the tax positions taken and has concluded that no provision is required under FIN 48.

G.	Organization Expenses and Offering Costs

The Company is responsible for paying all organizational expenses, which were expensed as incurred. Organizational expenses in the amount of $26,233 were expensed prior to the commencement of operations and $36,829 was expensed in the period from July 19, 2007 (commencement of operations) through

TORTOISE GAS AND OIL CORPORATION

NOTES TO FINANCIAL STATEMENTS — (Continued)
November 30, 2007

November 30, 2007. Offering costs (excluding placement agents’ fees) of $484,068 were charged to additional paid-in capital at the completion of the Company’s initial private offering. Deferred offering costs will be charged as a reduction to additional paid-in capital at the completion of the Company’s initial public offering of common shares.

H.	Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I.	Recent Accounting Pronouncement

In September 2006, FASB issued Statement of Financial Accounting Standards (SFAS) No. 157, Fair Value Measurements. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. SFAS No. 157 is effective for the Company beginning December 1, 2007. The changes to current U.S. generally accepted accounting principles from the application of this statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of November 30, 2007, the Company does not believe the adoption of SFAS No. 157 will have a material quantitative impact on the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

3.	Concentration of Risk

The Company’s investment objective is to provide stockholders with a high level of total return through a combination of capital appreciation and current income. Under normal circumstances, the Company anticipates investing at least 80 percent of total assets (including assets obtained through leverage) in equity securities of companies that derive a majority of their revenues from gas and oil operations in the upstream and midstream segments of the energy sector. Companies operating in the upstream segment of the energy sector include companies that produce energy resources, including crude oil, natural gas and coal from proved reserves. Companies operating in the midstream segment of the energy sector include companies in the business of transporting, processing, storing, distributing or marketing energy resources or liquids derived therefrom. The Company may invest up to 100 percent of total assets in restricted securities purchased directly from issuers. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy; it may not achieve its investment objective.

4.	Agreements

The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser an advisory fee consisting of the sum of a Non-Exchange Tradable Fee and an Other Investments Fee.

TORTOISE GAS AND OIL CORPORATION

NOTES TO FINANCIAL STATEMENTS — (Continued)
November 30, 2007

Managed Assets represents the total assets of the Company (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than deferred taxes, deferred advisory fees, debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred stock).

Non-Exchange Tradable Investments are those investments, held during any portion of the period:

(a) that are not listed on an established stock exchange or an electronic equities securities market; or

(b) as to which the Company is subject to a contractual constraint on its ability to resell such security on an established stock exchange or an electronic equities securities market or

(c) that are “restricted securities” (as such term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended (the “1933 Act”)) and none of such securities contemporaneously acquired may be sold under Rule 144(d) and for which the Company does not then have a currently exercisable contractual right to demand registration under the 1933 Act for a possible resale.

The Non-Exchange Tradable Fee is determined by multiplying the Managed Assets by the following two amounts: (i) a fraction, the numerator of which is the value of all Non-Exchange Tradable Investments and the denominator of which is total investments and (ii) 0.50 percent on a quarterly basis (to provide an annualized fee of 2 percent). The Other Investments Fee is determined by multiplying the Managed Assets by the following two amounts: (i) a fraction, the numerator of which is the value of all Other Investments and the denominator of which is total investments and (ii) 0.25 percent on a quarterly basis (to provide an annualized fee of 1 percent).

The advisory fee is calculated and accrued daily and paid quarterly in arrears within five (5) days of the end of each calendar quarter; provided, however, that the cash amount paid to the Adviser in any calendar quarter shall never exceed 0.375 percent of Managed Assets (1.5 percent on an annualized basis) for that quarter. Advisory fees for any amount determined as payable to the Adviser during any calendar quarter but not actually paid may be payable to the Adviser as a part of the next payment of the advisory fee for which the limitation would permit all or a portion of the deferred payment. At termination of the agreement, the Company shall pay the Adviser all previously accrued and unpaid advisory fees without regard to the limitation on payment. As of November 30, 2007, no such amounts have been deferred pursuant to this provision.

In addition, the amounts paid to the Adviser for each of the first eight calendar quarters after commencement of operations (July 19, 2007) shall be calculated as though the Non-Exchange Tradable Fee is 0.25 percent on a quarterly basis (to provide an annualized advisory fee of 1 percent). Any amounts that exceed the annualized advisory fee of 1 percent shall be deferred and paid to the Adviser beginning with the ninth calendar quarter payment and continuing thereafter until the total amount deferred has been paid to the Adviser, subject to the limitation discussed above. As of November 30, 2007, $36,979 has been deferred pursuant to this provision.

The Adviser has been engaged as the Company’s administrator. The Company pays the administrator a quarterly fee equal to an annual rate of 0.06 percent of aggregate average daily Managed Assets up to and including $100,000,000, 0.04 percent of aggregate average daily Managed Assets on the next $250,000,000, and 0.03 percent on the balance of aggregate average daily Managed Assets, subject to a minimum annual fee of $45,000.

The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company’s fund accounting services provider. The Company pays the provider a monthly fee computed at an annual rate of $24,000 on the first $50,000,000 of the Company’s net assets, 0.0125 percent on the next $200,000,000 of net assets and 0.0075 percent on the balance of the Company’s net assets.

TORTOISE GAS AND OIL CORPORATION

NOTES TO FINANCIAL STATEMENTS — (Continued)
November 30, 2007

Computershare Trust Company, N.A. serves as the Company’s transfer agent and agent for the automatic dividend reinvestment plan. Its affiliate, Computershare Inc., serves as the Company’s dividend paying agent.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the Company’s portfolio assets.

5.	Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of November 30, 2007, are as follows:

Deferred tax assets:
Net unrealized losses on investment securities	$1,943,735
Organization costs	23,298

1,967,033
Deferred tax liability:
Basis reduction of investments	94,492

Total net deferred tax assets	$1,872,541

The valuation allowance previously recorded was reversed during the current period ended November 30, 2007 because the Company believes it is more likely than not that there is an ability to utilize the deferred tax asset. The valuation allowance relates to the period prior to commencement.

Total income tax benefit differs from the amount computed by applying the federal statutory income tax rate of 34 percent to net investment loss and unrealized losses on investments before taxes for the period from July 19, 2007 (commencement of operations) to November 30, 2007, as follows:

Application of statutory income tax rate	$1,640,006
State income tax benefit, net of federal tax effect	192,942
Change in deferred tax valuation allowance	10,231
Municipal bond interest income and other	2,207

Total	$1,845,386

For the period from July 19, 2007 (commencement of operations) to November 30, 2007, the components of income tax benefit include current federal and state tax expense (net of federal benefit) of $24,297 and $2,858, respectively, and deferred federal and state tax benefit (net of federal effect) of $1,675,431 and $197,110, respectively.

As of November 30, 2007, the aggregate cost of securities for federal income tax purposes was $95,925,317. At November 30, 2007, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $551,891, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $5,418,321 and the net unrealized depreciation was $4,866,430.

TORTOISE GAS AND OIL CORPORATION

NOTES TO FINANCIAL STATEMENTS — (Continued)
November 30, 2007

6.	Restricted Securities

Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors and more fully described in Note 2. The table below shows the number of units held, acquisition date, acquisition cost, value per unit of such securities and percent of net assets which the securities comprise at November 30, 2007.

						Value as
		Number of	Acquisition	Acquisition	Value	Percent of
Investment Security		Units	Date	Cost	Per Unit	Net Assets

BreitBurn Energy Partners L.P.	Common Units	740,740	10/30/07	$19,999,980	$24.85	25.2%
Copano Energy, L.L.C.	Common Units	115,407	10/19/07	4,000,007	34.70	5.5
Legacy Reserves, LP	Common Units	731,707	11/08/07	14,999,994	18.79	18.8
Quest Midstream Partners, L.P.	Common Units	465,000	10/30/07	9,300,000	18.50	11.7

				$48,299,981		61.2%

The carrying value per unit of unrestricted common units of BreitBurn Energy Partners L.P. was $33.72 on October 30, 2007, the date of the purchase agreement and date an enforceable right to acquire the restricted BreitBurn Energy Partners L.P. units was obtained by the Company. The carrying value per unit of unrestricted common units of Copano Energy, L.L.C. was $36.52 on October 19, 2007, the date of the purchase agreement and date an enforceable right to acquire the restricted Copano Energy, L.L.C. units was obtained by the Company. The carrying value per unit of unrestricted common units of Legacy Reserves, LP was $23.39 on November 8, 2007, the date of the purchase agreement and date an enforceable right to acquire the restricted Legacy Reserves, LP units was obtained by the Company.

7.	Investment Transactions

For the period from July 19, 2007 (commencement of operations) to November 30, 2007, the Company purchased securities (at cost) in the amount of $96,621,729 and sold no securities (excluding short-term securities).

8.	Common Stock

The Company has 100,000,000 shares of capital stock authorized and 5,550,571 shares outstanding at November 30, 2007. Transactions in common stock were as follows:

Shares at July 19, 2007	26,315
Shares sold through initial private offering	5,524,256

Shares at November 30, 2007	5,550,571

9.	Credit Facility

On October 31, 2007, the Company entered into a $25,000,000 secured committed credit facility maturing October 31, 2008, with U.S. Bank, N.A. The credit facility has a variable annual interest rate equal to the 1-month LIBOR plus 1.50 percent and a non-usage fee equal to an annual rate of 0.25 percent of the difference between the total credit facility commitment and the average outstanding balance at the end of each day.

The average principal balance and interest rate for the period during which the credit facilities were utilized during the period from July 19, 2007 through November 30, 2007 was approximately $17,000,000 and 6.28 percent, respectively. At November 30, 2007, the principal balance outstanding was $19,200,000 at an interest rate of 6.74 percent.

Company Officers and Directors (Unaudited)
November 30, 2007

	Position(s) Held		Number of
	with Company,		Portfolios in	Other Board
	Term of Office		Fund Complex	Positions
	and Length of	Principal Occupation	Overseen by	Held by
Name and Age*	Time Served	During Past Five Years	Director(1)	Director

Independent Directors
Conrad S. Ciccotello (Born 1960)	Director since 2007	Tenured Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University (faculty member since 1999); Director of Graduate Personal Financial Planning Programs; formerly, Editor, “Financial Services Review,” (2001-2007) (an academic journal dedicated to the study of individual financial management); formerly, faculty member, Pennsylvania State University (1997-1999).	6	None
John R. Graham (Born 1945)	Director since 2007	Executive-in-Residence and Professor of Finance (Part-time), College of Business Administration, Kansas State University (has served as a professor or adjunct professor since 1970); Chairman of the Board, President and CEO, Graham Capital Management, Inc., (primarily a real estate development, investment and venture capital company) and Owner of Graham Ventures (a business services and venture capital firm); Part-time Vice President Investments, FB Capital Management, Inc. (a registered investment adviser), since 2007. Formerly, CEO, Kansas Farm Bureau Financial Services, including seven affiliated insurance or financial service companies (1979-2000).	6	Kansas State Bank
Charles E. Heath (Born 1942)	Director since 2007	Retired in 1999. Formerly, Chief Investment Officer, GE Capital’s Employers Reinsurance Corporation (1989-1999); Chartered Financial Analyst (“CFA”) designation since 1974.	6	None

	Position(s) Held		Number of
	with Company,		Portfolios in	Other Board
	Term of Office		Fund Complex	Positions
	and Length of	Principal Occupation	Overseen by	Held by
Name and Age*	Time Served	During Past Five Years	Director(1)	Director

Interested Directors and Officers(2)
H. Kevin Birzer (Born 1959)	Director and Chairman of the Board since 2007	Managing Director of our Adviser since 2002; Partner, Fountain Capital Management (1990-present); Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986-1989); formerly, Vice President, F. Martin Koenig & Co., an investment management firm (1983-1986); CFA designation since 1988.	6	None
Terry C. Matlack (Born 1956)	Director and Chief Financial Officer and Assistant Treasurer since 2007	Managing Director of our Adviser since 2002; Full-time Managing Director, Kansas City Equity Partners, L.C. (“KCEP”) (2001-2002); formerly, President, GreenStreet Capital, a private investment firm (1998-2001); CFA designation since 1985.	6	None
David J. Schulte (Born 1961)	President and Chief Executive Officer since 2007	Managing Director of our Adviser since 2002; Full-time Managing Director, KCEP (1993-2002); CFA designation since 1992.	N/A	None
Zachary A. Hamel (Born 1965)	Senior Vice President since 2007	Managing Director of our Adviser since 2002; Partner, Fountain Capital Management (1997-present); CFA designation since 1998.	N/A	None
Kenneth P. Malvey (Born 1965)	Senior Vice President and Treasurer since 2007	Managing Director of our Adviser since 2002; Partner, Fountain Capital Management (2002-present); formerly Investment Risk Manager and member of Global Office of Investments, GE Capital’s Employers Reinsurance Corporation (1996-2002); CFA designation since 1996.	N/A	None

(1)	This number includes TYG, TYY, TYN, TTO, the Company and a privately-held company. Our Adviser also serves as the investment adviser to TYG, TYY, TYN, TTO and the privately-held company.

(2)	As a result of their respective positions held with our Adviser or its affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.

*	The address of each director and officer is 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210.

Additional Information (Unaudited)

Director and Officer Compensation

The Company does not compensate any of its directors who are interested persons nor any of its officers. For the period ended November 30, 2007, the aggregate compensation paid by the Company to the independent directors was $12,000. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company may trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company is available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and (ii) will be available on the SEC’s Web site at www.sec.gov with the filing of the Company’s Form N-CSR for the period ended November 30, 2007.

The Company has not yet been required to file a Form N-PX disclosing its proxy voting record. Once the Company has made its initial filing for the period ending June 30, 2008, it will be required to make such filing on an annual basis. Information regarding how the Company voted proxies will be available without charge by calling us at (913) 981-1020 or toll-free at (866) 362-9331. You will also be able to access this information on the SEC’s Web site at http://www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Privacy Policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Approval of the Investment Advisory Agreement

The Company’s Board of Directors, including a majority of the independent directors, reviewed and approved the investment advisory agreement on May 23, 2007. In considering the approval of the investment advisory agreement, the Board of Directors evaluated information provided by the Adviser and its legal counsel and considered various factors, including the following:

•	Services. The Board of Directors reviewed the nature, extent and quality of the investment advisory and administrative services proposed to be provided to the Company by the Adviser and found them sufficient to encompass the range of services necessary for the Company’s operation.

•	Comparison of Management Fee to Other Firms. The Board of Directors reviewed and considered, to the extent publicly available, the management fee arrangements of companies with similar business models, including BDCs, and concluded that the management fee to be paid to the Adviser was fair and reasonable in relation to the services to be provided.

•	Experience of Management Team and Personnel. The Board of Directors considered the extensive experience of the members of the Adviser’s investment committee with respect to the specific types of investments the Company proposes to make and their past experience with similar kinds of investments. The Board of Directors discussed numerous aspects of the Company’s investment strategy with members of the Adviser’s investment committee and also considered the potential flow of investment opportunities resulting from the numerous relationships of the Adviser’s investment committee and investment professionals within the investment community.

•	Provisions of Investment Advisory Agreement. The Board of Directors considered the extent to which the provisions of the investment advisory agreement (other than the management fee structure which is discussed above) were comparable to the investment advisory agreements of companies with similar business models, including peer group companies, and concluded that its terms were satisfactory and in line with market norms. In addition, the Board of Directors concluded that the services to be provided under the investment advisory agreement were reasonably necessary for the Company’s operations, the services to be provided were at least equal to the nature and quality of those provided by others, and the payment terms were fair and reasonable in light of usual and customary charges.

•	Payment of Expenses. The Board of Directors considered the manner in which the Adviser would be reimbursed for its expenses at cost and the other expenses for which it would be reimbursed under the investment advisory agreement. The Board of Directors discussed how this structure was comparable to that of companies with similar business models and concluded such reimbursement was reasonable.

Based on the information reviewed and the discussions among the members of the Board of Directors, the Board of Directors, including all of the independent directors, approved the investment advisory agreement and concluded that the management fee to be paid to the Adviser was reasonable in relation to the services to be provided.

TORTOISE GAS AND OIL CORPORATION

SCHEDULE OF INVESTMENTS
(Unaudited)

	February 29, 2008
	Shares	Fair Value

Limited Partnerships and Limited Liability Companies — 123.1%(1)
Oil and Gas Production — 96.1%(1)
BreitBurn Energy Partners L.P.(2)	740,740	$14,659,245
EV Energy Partners, L.P.	99,988	2,822,661
Encore Energy Partners LP	311,200	6,189,768
Legacy Reserves, LP	360,141	7,671,003
Legacy Reserves, LP(2)	731,707	14,787,799
Linn Energy, LLC	658,517	15,014,188
Quest Energy Partners, L.P.	306,800	4,752,332

		65,896,996

Midstream Energy Infrastructure - 27.0%(1)
Copano Energy, L.L.C.	115,407	4,206,585
MarkWest Energy Partners, L.P.	80,000	2,760,000
Quest Midstream Partners, L.P.(2)(3)	465,000	8,137,500
TC PipeLines, LP	99,760	3,408,799

		18,512,884

Total Limited Partnerships and Limited Liability Companies (Cost $94,482,270)		84,409,880

Short-Term Investment — 0.2%(1)
Investment Company — 0.2%(1)
First American Government Obligations Fund — Class Y, 2.91%(4) Cost ($109,867)	109,867	109,867

Total Investments (Cost $94,592,137) - 123.3%(1)		84,519,747
Liabilities in Excess of Cash and Other Assets — (23.3%)(1)		(15,967,291)

Total Net Assets Applicable to Common Stockholders — 100.0%(1)		$68,552,456

(1)	Calculated as a percentage of net assets applicable to common stockholders.

(2)	Restricted securities have a total fair value of $37,584,544 which represents 54.8% of net assets. See Note 7 to the financial statements for further disclosure.

(3)	Private company.

(4)	Rate indicated is the 7-day effective yield as of February 29, 2008.

See accompanying Notes to Financial Statements.

TORTOISE GAS AND OIL CORPORATION

STATEMENT OF ASSETS AND LIABILITIES
(Unaudited)

February 29, 2008

Assets
Investments at fair value (cost $94,592,137)	$84,519,747
Interest receivable	532
Deferred tax asset	3,900,079
Prepaid expenses	134,475

Total assets	88,554,833

Liabilities
Payable to Adviser	144,705
Deferred advisory fees	148,816
Distribution payable on common stockholders	1,276,631
Accrued expenses and other liabilities	220,221
Short-term borrowings	18,200,000
Current tax liability	12,004

Total liabilities	20,002,377

Net assets applicable to common stockholders	$68,552,456

Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 5,550,571 shares issued and outstanding (100,000,000 shares authorized)	$5,551
Additional paid-in capital	75,026,350
Accumulated net investment loss, net of income taxes	(234,950)
Undistributed realized gain, net of income taxes	387
Net unrealized loss on investments, net of income taxes	(6,244,882)

Net assets applicable to common stockholders	$68,552,456

Net Asset Value per common share outstanding (net assets applicable to common stock, divided by common shares outstanding)	$12.35

See accompanying Notes to Financial Statements.

TORTOISE GAS AND OIL CORPORATION

STATEMENT OF OPERATIONS
(Unaudited)

Period from
December 1, 2007
through
February 29, 2008

Investment Income
Distributions from investments	$1,838,890
Less return of capital on distributions	(1,458,391)

Net distributions from investments	380,499
Dividends from money market mutual funds	1,035

Total Investment Income	381,534

Operating Expenses
Advisory fees	333,760
Professional fees	65,158
Directors’ fees	14,709
Administrator fees	13,316
Reports to stockholders	11,917
Fund accounting fees	6,655
Registration fees	5,165
Stock transfer agent fees	2,992
Custodian fees and expenses	1,496
Other expenses	6,947

Total Operating Expenses	462,115

Interest expense	298,372

Total Expenses	760,487

Net Investment Loss before Income Taxes	(378,953)
Deferred tax benefit	144,003

Net Investment Loss	(234,950)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	625
Deferred tax expense	(238)

Net realized gain on investments	387

Net unrealized depreciation of investments	(4,957,298)
Deferred tax benefit	1,883,773

Net unrealized depreciation of investments	(3,073,525)

Net Realized and Unrealized Loss on Investments	(3,073,138)

Net Decrease in Net Assets Applicable to Common Stockholders Resulting from Operations	$(3,308,088)

See accompanying Notes to Financial Statements.

TORTOISE GAS AND OIL CORPORATION

STATEMENT OF CHANGES IN NET ASSETS

	Period from	Period from
	December 1, 2007	July 19, 2007(1)
	through	through
	February 29, 2008	November 30, 2007
	(Unaudited)

Operations
Net investment income (loss)	$(234,950)	$193,194
Net realized gain on investments	387	—
Net unrealized depreciation of investments	(3,073,525)	(3,171,357)

Net decrease in net assets applicable to common stockholders resulting from operations	(3,308,088)	(2,978,163)

Distributions to Common Stockholders
Net investment income	—	(166,961)
Return of capital	(1,276,631)	(1,054,165)

Total distributions to common stockholders	(1,276,631)	(1,221,126)

Capital Stock Transactions
Proceeds from initial private offering of 5,524,256 common shares	—	82,863,840
Underwriting discounts and offering costs associated with the issuance of common stock	—	(5,870,218)

Net increase in net assets, applicable to common stockholders, from capital stock transactions	—	76,993,622

Total increase (decrease) in net assets applicable to common stockholders	(4,584,719)	72,794,333
Net Assets
Beginning of period	73,137,175	342,842

End of period	$68,552,456	$73,137,175

Accumulated net investment loss, net of income taxes, at the end of period	$(234,950)	$—

(1)	Commencement of Operations.

See accompanying Notes to Financial Statements.

TORTOISE GAS AND OIL CORPORATION

STATEMENT OF CASH FLOWS
(Unaudited)

Period from
December 1, 2007
through
February 29, 2008

Cash Flows From Operating Activities
Distributions received from investments	$1,838,890
Dividend income received	2,055
Excess distribution repaid	(255,292)
Purchases of long-term investments	(2,912,949)
Proceeds from sales of long-term investments	2,984,999
Proceeds from sales of short-term investments, net	52,026
Interest expense paid	(297,577)
Current tax expense paid	(15,151)
Operating expenses paid	(397,001)

Net cash provided by operating activities	1,000,000

Cash Flows From Financing Activities
Advances from revolving line of credit	3,600,000
Repayments on revolving line of credit	(4,600,000)

Net cash used in financing activities	(1,000,000)

Net change in cash	—
Cash — beginning of period	—

Cash — end of period	$—

Reconciliation of net decrease in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities
Net decrease in net assets applicable to common stockholders resulting from operations	$(3,308,088)
Adjustments to reconcile net decrease in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(2,912,949)
Return of capital on distributions received	1,458,391
Proceeds from sales of long-term investments	2,984,999
Proceeds from sales of short-term investments, net	52,026
Deferred tax benefit	(2,027,538)
Net unrealized depreciation of investments	4,957,298
Net realized gains on investments	(625)
Changes in operating assets and liabilities:
Decrease in interest receivable	1,019
Increase in prepaid expenses	(76,481)
Increase in payable to Adviser	6,337
Increase in deferred advisory fees	111,837
Decrease in current tax liability	(15,151)
Decrease in accrued expenses and other liabilities	(231,075)

Total adjustments	4,308,088

Net cash provided by operating activities	$1,000,000

See accompanying Notes to Financial Statements.

TORTOISE GAS AND OIL CORPORATION

FINANCIAL HIGHLIGHTS

	Period from	Period from
	December 1, 2007	July 19, 2007(1)
	through	through
	February 29, 2008	November 30, 2007
	(Unaudited)

Per Common Share Data(2)
Net Asset Value, beginning of period	$13.18	$—
Initial private offering price	—	15.00
Underwriting discounts and offering costs on initial private offering	—	(1.06)
Income (loss) from Investment Operations:
Net investment income (loss)	(0.04)	0.03
Net realized and unrealized loss on investments	(0.56)	(0.57)

Total decrease from investment operations	(0.60)	(0.54)

Less Distributions to Common Stockholders:
Net investment income	—	(0.03)
Return of capital	(0.23)	(0.19)

Total distributions to common stockholders	(0.23)	(0.22)

Net Asset Value, end of period	$12.35	$13.18

Total Investment Return(3)	(4.55)%	(10.67)%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$68,552	$73,137
Ratio of expenses (including current tax expense, deferred tax benefit and deferred advisory fees) to average net assets(4)(5)(6)	(7.29)%	(4.14)%
Ratio of expenses (excluding current tax expense and deferred tax benefit) to average net assets(4)(6)(7)	4.38%	2.28%
Ratio of expenses (excluding current tax expense, deferred tax benefit and deferred advisory fees) to average net assets(4)(7)(8)	3.74%	2.15%
Ratio of net investment income (including current tax expense, deferred tax benefit and deferred advisory fees) to average net assets(4)(5)(6)	9.50%	7.44%
Ratio of net investment income (excluding current tax expense and deferred tax benefit) to average net assets(4)(6)(7)	(2.17)%	1.02%
Ratio of net investment income (excluding current tax expense, deferred tax benefit and deferred advisory fees) to average net assets(4)(7)(8)	(1.53)%	1.15%
Portfolio turnover rate(4)	3.41%	0.00%
Short-Term Borrowings, end of period (000’s)	$18,200	$19,200
Asset coverage, per $1,000 of principal amount of short-term borrowings(9)	$4,767	$4,809
Asset coverage ratio of short-term borrowings(9)	477%	481%

(1)	Commencement of Operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)	Not annualized for periods less than a year. Total investment return is calculated assuming a purchase of common stock at net asset value per share at the beginning of the period, reinvestment of distributions at net asset value and a sale at net asset value per share, end of period.

(4)	Annualized for periods less than one full year.

(5)	For the period from December 1, 2007 through February 29, 2008, the Company accrued $2,027,538 in deferred tax benefit. For the period from July 19, 2007 through November 30, 2007 the Company accrued $27,155 in current tax expense and $1,872,541 in net deferred tax benefit.

(6)	The Company accrued $111,837 and $36,979 in deferred advisory fees for the period from December 1, 2007 through February 29, 2008 and for the period from July 19, 2007 through November 30, 2007, respectively.

(7)	The ratio excludes the impact of current and deferred income taxes.

(8)	The ratio excludes the impact of deferred advisory fees.

(9)	Represents value of total assets less all liabilities and indebtedness not represented by short-term borrowings at the end of the period divided by short-term borrowings outstanding at the end of period.

See accompanying Notes to Financial Statements.

TORTOISE GAS AND OIL CORPORATION

NOTES TO FINANCIAL STATEMENTS
(Unaudited)
February 29, 2008

1.	Organization

Tortoise Gas and Oil Corporation (the “Company”) was organized as a Maryland corporation on May 22, 2007, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return through capital appreciation and current income. The Company seeks to provide stockholders with an efficient vehicle to invest in a portfolio consisting of privately held companies and publicly traded limited partnerships (“LPs”) and their affiliates operating primarily in the upstream segment, and to a lesser extent the midstream segment, of the energy sector. The Company commenced operations on July 19, 2007. The Company filed its initial registration statement with the Securities and Exchange Commission on October 17, 2007 and intends to offer common stock through a public offering as soon as practicable after the effective date of the registration statement, assuming market conditions permit.

2.	Significant Accounting Policies

A.	Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B.	Investment Valuation

The Company may invest a substantial portion of its assets in illiquid securities including securities of privately-held companies. These investments generally are subject to restrictions on resale, have no established trading market and are fair valued on a quarterly basis. Fair value is intended to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced liquidation or sale. Because of the inherent uncertainty of valuation, the fair values of such investments, which are determined in accordance with procedures approved by the Company’s Board of Directors, may differ materially from the values that would have been used had a ready market existed for the investments. The Company’s Board of Directors may consider other methods of valuing investments as appropriate and in conformity with U.S. generally accepted accounting principles.

The Board of Directors undertakes a multi-step valuation process each quarter in connection with determining the fair value of investments:

•	The quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of the Adviser. As part of this process, materials are prepared containing their supporting analysis;

•	The Investment Committee of the Company’s Adviser reviews the preliminary valuations, and the investment professionals of the Adviser consider and assess, as appropriate, any changes that may be required to the preliminary valuation to address any comments provided by the Investment Committee of the Adviser;

•	The Board of Directors assesses the valuations and ultimately determines the fair value of each investment in the Company’s portfolio in good faith and

•	An independent valuation firm engaged by the Board of Directors to provide third-party valuation consulting services to our Board of Directors performs certain limited procedures that the Board of Directors has identified and asked it to perform on a selection of these valuations as determined by

TORTOISE GAS AND OIL CORPORATION

NOTES TO FINANCIAL STATEMENTS — (Continued)
(Unaudited)
February 29, 2008

the Board of Directors. For the quarter ended February 29, 2008, the independent valuation firm provided limited procedures on one portfolio company comprising approximately 21.7% of the total restricted investments at fair value as of February 29, 2008. Upon completion of the limited procedures, the independent valuation firm concluded that the fair value of the investment subjected to the limited procedures did not appear to be unreasonable.

The types of factors that may be considered in fair value pricing of an investment include the nature and realizable value of any collateral, the portfolio company’s earnings and ability to make payments, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors.

The fair value methodology begins with determining the enterprise value of the portfolio company that issued the security being fair valued. For any one company, enterprise value may best be expressed as a range of fair values, from which a single estimate of fair value will be derived. If the portfolio company has adequate enterprise value to support the repayment of debt, the fair value of the loan or debt security will normally correspond to cost unless the portfolio company’s condition or other factors lead to a determination of fair value at a different amount. The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of debt and other preference capital, and other pertinent factors such as recent offers to purchase a company, recent transactions involving the purchase or sale of the equity securities of the company, or other liquidation events. The determined equity values will generally be discounted when holding a minority position, if there are restrictions on resale, if there are specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other comparable factors exist.

For equity and equity-related securities that are listed on a securities exchange, the Company values those securities at their last sale price on that exchange on the valuation date. If the security is listed on more than one exchange, the Company will use the price of the exchange that it generally considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security will be valued at the mean between bid and ask price on such day.

The Company generally values short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

Effective December 1, 2007, the Company adopted Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value in accordance with U.S. generally accepted accounting principles and expands disclosures about fair value measurements. SFAS 157 is applicable in conjunction with other accounting pronouncements that require or permit fair value measurements, but does not expand the use of fair value to any new circumstances. More specifically, SFAS 157 emphasizes that fair value is a market based measurement, not an entity-specific measurement, and sets out a fair value hierarchy with the highest priority given to quoted prices in active markets and the lowest priority to unobservable inputs. The Company’s adoption of SFAS 157 did not have a material impact on its financial condition or results of operations. See Note 6 — Fair Value of Financial Instruments for further disclosure.

D.	Interest and Fee Income

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. When investing in instruments with an original issue discount or payment-in-kind interest (in which case the Company chooses payment-in-kind in lieu of cash), the Company will accrue interest income

TORTOISE GAS AND OIL CORPORATION

NOTES TO FINANCIAL STATEMENTS — (Continued)
(Unaudited)
February 29, 2008

during the life of the investment, even though the Company will not necessarily be receiving cash as the interest is accrued. Fee income will include fees, if any, for due diligence, structuring, commitment and facility fees, and fees, if any, for transaction services, consulting services and management services rendered to portfolio companies and other third parties. Commitment and facility fees generally are recognized as income over the life of the underlying loan, whereas due diligence, structuring, transaction service, consulting and management service fees generally are recognized as income when services are rendered. For the period ended February 29, 2008, the Company received no fee income.

E.	Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Distributions received from the Company’s investments in limited partnerships and limited liability companies generally are comprised of ordinary income, capital gains and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information available from each company and/or industry sources. These estimates may subsequently be revised based on information received from the entities after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the Company.

For the period from December 1, 2007 through February 29, 2008, the Company estimated the allocation of investment income and return of capital for the distribution received from the LPs within the Statement of Operations. For this period, the Company has estimated distributions to be approximately 21 percent investment income and 79 percent return of capital.

F.	Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The character of distributions made during the period may differ from their ultimate characterization for federal income tax purposes. For the period ended November 30, 2007, the Company’s distributions were comprised of 14 percent net investment income and 86 percent return of capital, for book purposes. For the period ended February 29, 2008, the Company’s distributions, for book purposes, were comprised of 100 percent return of capital. For the period ended November 30, 2007, the Company’s distributions, for tax purposes, were comprised of approximately 4.3 percent qualified dividend income and 95.7 percent return of capital. The tax character of distributions paid for the period ended February 29, 2008 will be determined subsequent to November 30, 2008.

G.	Federal Income Taxation

The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the regular federal income tax rate for a corporation is 35 percent; however the Company anticipates a marginal effective tax rate of 34 percent due to expectations of the level of taxable income relative to the federal graduated tax rates, including the tax rate anticipated when temporary differences reverse. The Company may be subject to a 20 percent federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Company invests its assets primarily in limited partnerships (“LPs”) or limited liability companies (“LLCs”), which generally are treated as partnerships for federal income tax purposes. As a limited partner, the Company reports its allocable share of taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial

TORTOISE GAS AND OIL CORPORATION

NOTES TO FINANCIAL STATEMENTS — (Continued)
(Unaudited)
February 29, 2008

reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized. Future realization of deferred income tax assets ultimately depends on, among other factors, the expectation of sufficient future taxable income.

Additionally, the Company accounts for uncertain tax positions under the provisions of the Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority, and if so, the measurement of tax benefit recognized. As of February 29, 2008, no provision was deemed necessary under FIN 48. The Company’s policy is to record interest and penalties on uncertain tax positions, if any, as part of tax expense.

H.	Organization Expenses and Offering Costs

The Company is responsible for paying all organizational and offering expenses. Offering costs related to the issuance of common stock is charged to additional paid-in capital when the stock is issued.

I.	Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Concentration of Risk

The Company’s investment objective is to provide stockholders with a high level of total return through a combination of capital appreciation and current income. Under normal circumstances, the Company invests at least 80 percent of total assets (including assets obtained through leverage) in equity securities of companies that derive a majority of their revenues from gas and oil operations in the upstream and midstream segments of the energy sector. Companies operating in the upstream segment of the energy sector include companies that produce energy resources, including crude oil, natural gas and coal from proved reserves. Companies operating in the midstream segment of the energy sector include companies in the business of transporting, processing, storing, distributing or marketing energy resources or liquids derived therefrom. The Company may invest up to 100 percent of total assets in restricted securities purchased directly from issuers. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy; it may not achieve its investment objective.

4.	Agreements

The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser an advisory fee consisting of the sum of a Non-Exchange Tradable Fee and an Other Investments Fee.

Managed Assets represents the total assets of the Company (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than deferred taxes, deferred

TORTOISE GAS AND OIL CORPORATION

NOTES TO FINANCIAL STATEMENTS — (Continued)
(Unaudited)
February 29, 2008

advisory fees, debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred stock).

Non-Exchange Tradable Investments are those investments, held during any portion of the period:

(a) that are not listed on an established stock exchange or an electronic equities securities market; or

(b) as to which the Company is subject to a contractual constraint on its ability to resell such security on an established stock exchange or an electronic equities securities market or

(c) that are “restricted securities” (as such term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended (the “1933 Act”)) and none of such securities contemporaneously acquired may be sold under Rule 144(d) and for which the Company does not then have a currently exercisable contractual right to demand registration under the 1933 Act for a possible resale.

The Non-Exchange Tradable Fee is determined by multiplying the Managed Assets by the following two amounts: (i) a fraction, the numerator of which is the fair value of all Non-Exchange Tradable Investments and the denominator of which is total investments and (ii) 0.50 percent on a quarterly basis (to provide an annualized fee of 2 percent). The Other Investments Fee is determined by multiplying the Managed Assets by the following two amounts: (i) a fraction, the numerator of which is the fair value of all Other Investments and the denominator of which is total investments and (ii) 0.25 percent on a quarterly basis (to provide an annualized fee of 1 percent).

The advisory fee is calculated and accrued daily and paid quarterly in arrears within five (5) days of the end of each calendar quarter; provided, however, that the cash amount paid to the Adviser in any calendar quarter shall never exceed 0.375 percent of Managed Assets (1.5 percent on an annualized basis) for that quarter. Advisory fees for any amount determined as payable to the Adviser during any calendar quarter but not actually paid may be payable to the Adviser as a part of the next payment of the advisory fee for which the limitation would permit all or a portion of the deferred payment. At termination of the agreement, the Company shall pay the Adviser all previously accrued and unpaid advisory fees without regard to the limitation on payment. As of February 29, 2008, no such amounts have been deferred pursuant to this provision.

In addition, the amounts paid to the Adviser for each of the first eight calendar quarters after commencement of operations (July 19, 2007) shall be calculated as though the Non-Exchange Tradable Fee is 0.25 percent on a quarterly basis (to provide an annualized advisory fee of 1 percent). Any amounts that exceed the annualized advisory fee of 1 percent shall be deferred and paid to the Adviser beginning with the ninth calendar quarter payment and continuing thereafter until the total amount deferred has been paid to the Adviser, subject to the limitation discussed above. As of February 29, 2008, $148,816 has been deferred pursuant to this provision.

The Adviser has been engaged as the Company’s administrator. The Company pays the administrator a quarterly fee equal to an annual rate of 0.06 percent of aggregate average daily Managed Assets up to and including $100,000,000, 0.04 percent of aggregate average daily Managed Assets on the next $250,000,000, and 0.03 percent on the balance of aggregate average daily Managed Assets, subject to a minimum annual fee of $45,000.

The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company’s fund accounting services provider. The Company pays the provider a monthly fee computed at an annual rate of $24,000 on the first $50,000,000 of the Company’s net assets, 0.0125 percent on the next $200,000,000 of net assets and 0.0075 percent on the balance of the Company’s net assets.

TORTOISE GAS AND OIL CORPORATION

NOTES TO FINANCIAL STATEMENTS — (Continued)
(Unaudited)
February 29, 2008

Computershare Trust Company, N.A. serves as the Company’s transfer agent and agent for the automatic dividend reinvestment plan. Its affiliate, Computershare Inc., serves as the Company’s dividend paying agent.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the Company’s portfolio assets.

5.	Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of February 29, 2008, are as follows:

Deferred tax assets:
Net unrealized loss on investments	$3,827,508
Organization costs	22,898
Net operating loss	274,210

4,124,616
Deferred tax liability:
Basis reduction of investments	224,537

Total net deferred tax asset	$3,900,079

Total income tax benefit differs from the amount computed by applying the federal statutory income tax rate of 34 percent to net investment loss, realized gains and unrealized losses on investments before taxes for the period ended February 29, 2008:

Application of statutory income tax rate	$1,814,113
State income tax benefit, net of federal tax effect	213,425

Total	$2,027,538

For the period from December 1, 2007 to February 29, 2008, the components of income tax benefit include deferred federal and state tax benefits (net of federal effect) of $1,814,113 and $213,425 respectively.

As of February 29, 2008, the aggregate cost of securities for federal income tax purposes was $94,001,250. At February 29, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $251,823, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $9,733,326 and the net unrealized depreciation was $9,481,503.

6.	Fair Value of Financial Instruments

Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

TORTOISE GAS AND OIL CORPORATION

NOTES TO FINANCIAL STATEMENTS — (Continued)
(Unaudited)
February 29, 2008

The following table provides the fair value measurements of applicable Company assets and liabilities by level within the fair value hierarchy as of February 29, 2008. These assets are measured on a recurring basis.

		Fair Value Measurements at Reporting Date Using
		Quoted Prices in		Significant
	Fair Value at	Active Markets for	Significant Other	Unobservable
	February 29,	Identical Assets	Observable Inputs	Inputs
Description	2008	(Level 1)	(Level 2)	(Level 3)

Investments	$84,519,747	$46,935,203	$29,447,044	$8,137,500

Fair Value Measurements
Using Significant
Unobservable Inputs
(Level 3)
Investments

Fair Value at November 30, 2007	$8,602,500
Total unrealized losses included in net decrease in net assets applicable to common stockholders	(360,173)
Purchases, issuances, and settlements	—
Return of capital adjustments impacting cost
basis of security	(104,827)
Transfers in (out) of Level 3	—

Fair Value at February 29, 2008	$8,137,500

7.	Restricted Securities

Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors and more fully described in Note 2. The table below shows the number of units held, acquisition date, acquisition cost, fair value per unit and percent of net assets which the securities comprise at February 29, 2008.

						Fair Value as
		Number of	Acquisition	Acquisition	Fair Value	Percent of
Investment Security		Units	Date	Cost	Per Unit	Net Assets

BreitBurn Energy Partners L.P.	Common Units	740,740	10/30/07	$19,999,980	$19.79	21.4%
Legacy Reserves, LP	Common Units	731,707	11/08/07	14,999,994	20.21	21.6
Quest Midstream Partners, L.P.	Common Units	465,000	10/30/07	9,300,000	17.50	11.8

				$48,299,981		54.8%

8.	Investment Transactions

For the period from December 1, 2007 to February 29, 2008, the Company purchased securities (at cost) and sold securities (proceeds) in the amount of $2,912,949 and $2,984,999 (excluding short-term securities), respectively.

9.	Common Stock

The Company has 100,000,000 shares of capital stock authorized and 5,550,571 shares outstanding at February 29, 2008 and November 30, 2007.

TORTOISE GAS AND OIL CORPORATION

NOTES TO FINANCIAL STATEMENTS — (Continued)
(Unaudited)
February 29, 2008

10.	Credit Facility

On October 31, 2007, the Company entered into a $25,000,000 secured committed credit facility maturing October 31, 2008, with U.S. Bank, N.A. The credit facility has a variable annual interest rate equal to the one-month LIBOR plus 1.50 percent and a non-usage fee equal to an annual rate of 0.25 percent of the difference between the total credit facility commitment and the average outstanding balance at the end of each day.

The average principal balance and interest rate for the period during which the credit facility was utilized during the period from December 1, 2007 through February 29, 2008 was approximately $21,000,000 and 5.55 percent, respectively. At February 29, 2008, the principal balance outstanding was $18,200,000 at an interest rate of 4.61 percent.

11.	Subsequent Event

On March 3, 2008, the Company paid a distribution in the amount of $0.23 per common share, for a total of $1,276,631.

Additional Information (Unaudited)

Director and Officer Compensation

The Company does not compensate any of its directors who are interested persons nor any of its officers. For the period ended February 29, 2008, the aggregate compensation paid by the Company to the independent directors was $22,000. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company may trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company is available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and (ii) on the SEC’s Web site at www.sec.gov.

The Company has not yet been required to file a Form N-PX disclosing its proxy voting record. Once the Company has made its initial filing for the period ending June 30, 2008, it will be required to make such filing on an annual basis. Information regarding how the Company voted proxies will be available without charge by calling us at (913) 981-1020 or toll-free at (866) 362-9331. You will also be able to access this information on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Privacy Policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Through and including          , 2008 (the 25th day after the date of this prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

Tortoise Gas and Oil Corporation

           Shares

Common Stock

PROSPECTUS

Joint Book-Running Managers

Wachovia Securities	Stifel Nicolaus

Lehman Brothers

BB&T Capital Markets	Oppenheimer & Co.

Wunderlich Securities, Inc.	Davenport & Company LLC

          , 2008

SUBJECT TO COMPLETION, DATED MAY 20, 2008
The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the securities and exchange commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
TORTOISE GAS AND OIL CORPORATION
STATEMENT OF ADDITIONAL INFORMATION
, 2008
     Tortoise Gas and Oil Corporation, a Maryland corporation (the “Company”, “we”, “us” or “our”), is a recently organized, nondiversified, closed-end management investment company that commenced operations in July 2007.
     This Statement of Additional Information, relating to our common shares, does not constitute a prospectus, but should be read in conjunction with our prospectus relating thereto dated      , 2008. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read our prospectus prior to purchasing common shares. A copy of the prospectus may be obtained without charge from us by calling 1-866-362-9331. You also may obtain a copy of our prospectus on the Securities and Exchange Commission’s web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus. This Statement of Additional Information is dated      , 2008.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
     Our investment objective is to seek a high level of total return through capital appreciation and current income. For purposes of our investment objective, total return includes capital appreciation of, and all distributions received from, securities in which we invest, regardless of the tax character of the distributions. We invest in equity securities of companies that we expect to pay us current and growing distributions and provide capital growth through an initial public offering or strategic acquisitions.
     Similar to the tax characterization of cash distributions made by MLPs to their unitholders, we believe that a significant portion of our distributions to stockholders may be treated as return of capital.
     We pursue our investment objective by investing in a portfolio of privately held companies and publicly traded MLPs and their affiliates in the upstream segment, and to a lesser extent the midstream segment, of the energy sector. Companies Operating in the upstream and midstream segments of the energy sector in which we may invest can be broadly categorized as follows:
•	Upstream — Companies with mature, developed, long-lived assets and multi-year hedging strategies that produce energy resources, including crude oil, natural gas, and coal from proved reserves; and

•	Midstream — Companies that transport, process, store, distribute or market natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.
     Under normal circumstances we invest at least 80% of our total assets (including assets obtained through leverage) in the equity securities of companies that derive a majority of their revenues from gas or oil operations in the upstream and midstream segments of the energy sector. We focus our investments in upstream companies whose efforts to maintain or expand proved reserves generally are funded by internally generated cash flow, the issuance of debt, or the issuance of additional equity. Proved reserves represent reserves that engineering professionals believe with reasonable certainty (at least 90% probability) will be recoverable in future years from known reservoirs under existing economic and operating conditions.
Investment Policies
     We seek to achieve our investment objective by investing primarily in securities of privately held companies and publicly traded MLPs and their affiliates that our Advisor believes offer attractive distribution rates and capital appreciation potential.
     The following are our fundamental investment limitations set forth in their entirety. We may not:
     (1) issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;
     (2) borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;
     (3) make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;
     (4) invest 25% or more of our total assets in any particular industry, except that we will concentrate our assets in the group of industries constituting the energy sector;
     (5) underwrite securities issued by others, except to the extent that we may be considered an underwriter within the meaning of the Securities Act in the disposition of restricted securities held in our portfolio;
     (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that we may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein; and
     (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that we may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.
     We also have adopted the following nonfundamental policies:
•	Under normal circumstances, we invest at least 80% of our total assets (including assets obtained through leverage) in the equity securities of companies that derive a majority of their revenues from gas or oil operations in the upstream and midstream segments of the energy sector;

•	We may invest up to 100% of our total assets in the equity securities of companies that derive a majority of their revenues from operations in the upstream segment of the energy sector;

•	We may invest up to 100% of our total assets in restricted securities purchased directly from issuers in the energy sector, all of which may be illiquid securities and all of which may be issued by privately held companies;

•	We may invest up to 100% of our total assets in the equity securities of MLPs (all of which are public companies), including MLPs in the upstream and midstream segments of the energy sector;

•	We may invest up to 50% of our total assets in the equity securities of MLPs that derive a majority of their revenues from operations in the midstream segment of the energy sector;

•	We may invest up to 20% of our total assets in the equity securities of other companies that exploit and produce natural resources other than energy resources; and

•	We will not engage in short sales.
     As used for the purpose of each nonfundamental investment policy, the term “total assets” includes assets to be obtained through leverage. During the period in which we are investing the net proceeds received by us from this offering, we may invest substantially all of the proceeds initially in securities of MLPs operating in the midstream segment of the energy sector. We may also initially invest the net proceeds in cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, high-quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid fixed-income securities.
     Our Board of Directors may change our nonfundamental investment policies without stockholder approval and will provide notice to stockholders of material changes (including notice through stockholder reports). However, any change in the policy of investing at least 80% of our total assets (including assets obtained through leverage) in equity securities of companies that derive a majority of their revenues from gas or oil operations in the upstream and midstream segments of the energy sector requires at least 60 days’ prior written notice to stockholders. Unless otherwise stated, these investment restrictions apply at the time of purchase, and we will not be required to reduce a position due solely to market value fluctuations.
Leverage
     We entered into a $25.0 million secured credit facility with U.S. Bank, N.A. on October 31, 2007 and anticipate using a portion of the net proceeds received by us from this offering to repay the $           million outstanding under that credit facility. We may borrow money under our anticipated credit facility or issue debt securities and/or preferred stock, which may be auction rate securities, to provide us with additional funds to invest. The borrowing of money and the issuance of preferred stock and debt securities represent the leveraging of our common stock and create risks. We anticipate that any leverage will be in an amount that will represent up to approximately 33% of our total assets, including the proceeds from such leverage. Our current leverage target is 25% of our total assets. However, we reserve the right at any time, if we believe that market conditions are appropriate, to use financial leverage to the extent permitted by the 1940 Act (50% for preferred stock and 33.33% for debt securities). We generally will not use leverage unless we believe that leverage will serve the best interests of our stockholders. The principal factor used in making this determination is whether the potential return is likely to exceed the cost of leverage. We do not anticipate using leverage where the estimated costs of using such leverage and the on-going cost of servicing the payment obligations on such leverage exceed the estimated return on the proceeds of such leverage. However, in making the determination whether to use leverage, we must rely on estimates of leverage costs and expected returns. Actual costs of leverage vary over time depending on interest rates and other factors, and actual returns vary depending on many factors. Our Board of Directors will also consider other factors, including whether the current investment opportunities will help us achieve our investment objective and strategies.
     The use of leverage creates an opportunity for increased income and capital appreciation for common stockholders, but at the same time creates special risks that may adversely affect common stockholders. Because our Advisor’s management fee is based upon a percentage of our “Managed Assets” (defined as our total assets (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities other than (i) deferred taxes, (ii) Deferred Management Fees (as defined below), (iii) debt entered into for purposes of leverage, and (iv) the aggregate liquidation preference of any outstanding preferred shares), our Advisor’s management fee is higher when we are leveraged. Therefore, our Advisor has a financial incentive to use leverage, which may create a conflict of interest between our Advisor and our common stockholders, who will bear the costs of our leverage. There can be no assurance that a leveraging strategy will be successful during any period in which it is used. The use of leverage involves risks, which can be significant.
     We may in the future use interest rate transactions for hedging purposes only, in an attempt to reduce the interest rate risk arising from our leveraged capital structure. Interest rate transactions that we may use for hedging purposes may expose us to certain risks that differ from the risks associated with our portfolio holdings.
Investment Securities
     The types of securities in which we may invest include, but are not limited to, the following:
     Equity Securities of Privately Held Companies. We may invest a significant portion of our portfolio in equity securities of privately held companies, which generally consist of common and preferred stock, limited liability company units and limited or general partner interests. In addition, we may also purchase convertible securities, warrants and depository receipts of privately held companies organized as corporations, limited liability companies and limited or general partnerships. Although equity securities have historically generated higher average total returns than bonds over the long-term, equity securities also have experienced significantly more volatility in those returns and may under-perform relative to bonds during certain periods. An adverse event may depress the value of a particular equity security we hold. These investments will generally be subject to restrictions on resale and there will generally not be an established trading market for these investments. The illiquidity of these investments may make it difficult for us to sell such investments at advantageous times and prices or in a timely manner.
     Equity Securities of MLPs. Consistent with our investment objective, we may invest up to 100% of our total assets in equity securities issued by MLPs, including common units, subordinated units, and equity securities issued by affiliates of MLPs, including I-Shares and LLC common units.
The table below summarizes the features of these securities, and a further discussion of these securities follows:

	Common Units	Subordinated Units
	(for MLPs taxed as partnerships)(1)	(for MLPs taxed as partnerships)	I-Shares
Voting Rights	Limited to certain significant decisions; no annual election of directors	Same as common units	No direct MLP voting rights
Dividend Priority	First right to minimum quarterly distribution (“MQD”) specified in partnership agreement; arrearage rights	Second right to MQD; no arrearage rights	Equal in amount and priority to common units but paid in additional I-Shares at current market value of I-Shares
Dividend Rate	Minimum set forth in partnership agreement; participate pro rata with subordinated units after both MQDs are met	Equal in amount to common units; participate pro rata with common units above the MQD	Equal in amount to common units
Trading	Listed on NYSE, AMEX and NASDAQ Market	Not publicly traded	Listed on NYSE
Federal Income Tax Treatment	Ordinary income to the extent of taxable income allocated to holder; return of capital on distributions to extent of holder’s basis; excess distributions generally are capital gain	Same as common units	Full distribution treated as return of capital; because distribution is in shares, total basis is not reduced

	Common Units	Subordinated Units
	(for MLPs taxed as partnerships)(1)	(for MLPs taxed as partnerships)	I-Shares
Type of Investor	Retail and institutional; creates unrelated business taxable income (“UBTI”) for certain tax-exempt investors; RICs are limited to investing 25% of assets in MLPs	Same as common units	Retail and institutional; does not create UBTI; qualifying income for regulated investment companies
Liquidity Priority	Intended to receive return of all capital first	Second right to return of capital; pro rata with common units thereafter	Same as common units (indirect right through I-Share issuer)
Conversion Rights	None	One-to-one ratio into common units	None

(1)	Some energy companies in which we may invest may be organized as LLCs. Such LLCs are generally treated in the same manner as MLPs for federal income tax purposes. Common units of LLCs have similar characteristics of those of MLP common units, except that LLC common units typically have voting rights with respect to the LLC, and LLC common units held by management are not entitled to increased percentages of cash distributions as increased levels of cash distributions are received by the LLC. The characteristics of LLCs and their common units are more fully discussed below.
     MLP Common Units. MLP common units represent an equity ownership interest in a partnership, provide limited voting rights and entitle the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike stockholders of a corporation, common unitholders do not elect directors annually and generally have the right to vote only on certain significant events, such as a merger, a sale of substantially all of the assets of the company, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unitholders generally have the first right to a MQD prior to distributions to the subordinated unitholders or the general partner (including incentive distributions). Common unitholders typically have arrearage rights if the MQD is not met. In the event of liquidation, MLP common unitholders have first rights to the partnership’s remaining assets after bondholders, other debt holders, and preferred unitholders have been paid in full. MLP common units trade on a national securities exchange or on the over-the-counter market. Like common stock, prices of MLP common units are sensitive to general movements in the stock market, and a drop in the stock market may depress the price of MLP common units to which we have exposure.
     Limited Liability Company Units. Some energy companies in which we may invest have been organized as LLCs. Such LLCs are treated in the same manner as MLPs for federal income tax purposes. Consistent with its investment objective and policies, we may invest in common units or other equity securities of such LLCs. LLC common units represent an equity ownership interest in an LLC, entitling the holder to a share of the LLC’s success through distributions and/or capital appreciation. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their earnings. In contrast to MLPs, LLCs have no general partner, and there are generally no incentives that entitle management or other unitholders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unitholders typically have voting rights with respect to the LLC, whereas MLP common unitholders have limited voting rights. LLC common unitholders generally have first rights to a MQD prior to distributions to subordinated unitholders and typically have arrearage rights if the MQD is not met. In the event of a liquidation of the LLC, LLC common unitholders have first rights to the LLC’s remaining assets after bondholders, other debtholders and preferred unitholders, if any, have been paid in full. LLC common units may trade on a national securities exchange or on the over-the-counter market.
     MLP Subordinated Units. MLP subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLPs, and institutional investors. The purpose of the subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unitholders. Subordinated units generally are not entitled to distributions until holders of common units have received specified MQDs, plus any arrearages, and may receive less distributions upon liquidation. Subordinated unitholders generally are entitled to MQDs prior to the payment of incentive distributions to the general partner, but they are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units. They are generally convertible automatically into common units of the same issuer at a one-to-one ratio upon the passage of time and/or the satisfaction of certain financial tests. Subordinated units generally do not trade on a national securities exchange or on the over-the-counter market, and there is no active market for subordinated units. The value of a convertible security is a function of its worth if converted into the underlying common units. Subordinated units generally have similar voting rights as MLP common units. Distributions may be paid in cash or in-kind. MLPs issue different classes of subordinated units that may have different voting, trading and distribution rights. We may invest in different classes of subordinated units.

     Equity Securities of MLP Affiliates. In addition to equity securities of MLPs, we may also invest in equity securities of MLP affiliates, by purchasing securities of limited liability entities that own general partner interests of MLPs. General partner interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors such as the entities from which we may purchase general partner interests. An entity holding general partner interests, but not its investors, can be liable under certain circumstances for amounts greater than the amount of the entity’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are generally not publicly traded, although they may be owned by publicly traded entities.
     General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner interests typically hold incentive distribution rights (“IDRs”), which provide them with a larger share of the aggregate MLP cash distributions as the distributions to common unitholders are increased to prescribed levels. General partner interests generally cannot be converted into common units. A general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by common unitholders.
     MLP I-Shares. I-Shares represent an indirect investment in MLP I-units. I-units are equity securities issued to an affiliate of an MLP, typically a limited liability company, that owns an interest in and manages the MLP. The I-Shares issuer has management rights but is not entitled to incentive distributions. The I-Share issuer’s assets consist exclusively of MLP I-units. Distributions by MLPs to I-unitholders are made in the form of additional I-units, generally equal in amount to the cash received by common unitholders of MLPs. Distributions to I-Share holders are made in the form of additional I-Shares, generally equal in amount to the I-units received by the I-Share issuer. The issuer of the I-Shares is taxed as a corporation; however, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state filing obligations.
     Restricted Securities. We may invest up to 100% of our total assets in restricted securities. An issuer may be willing to offer the purchaser more attractive features with respect to securities issued in direct placements because it has avoided the expense and delay involved in a public offering of securities. Adverse conditions in the public securities markets also may preclude a public offering of securities. MLP subordinated units typically are purchased in private placements and do not trade on a national securities exchange or the over-the-counter market, and there is no active market for subordinated units. MLP subordinated units typically are purchased from affiliates of the issuer or other existing holders of convertible units rather than directly from the issuer.
     Restricted securities obtained by means of direct placements are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. This lack of liquidity creates special risks for us. However, we could sell such securities in private transactions with a limited number of purchasers or in public offerings under the Securities Act. MLP subordinated units generally also convert to publicly traded common units upon the passage of time and/or satisfaction of certain financial tests.
     In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or were sold in transactions not requiring registration, such as Rule 144A transactions. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.
     Rule 144A under the Securities Act establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that exist or may develop as a result of Rule 144A may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by us, however, could affect adversely the marketability of such portfolio securities and we might be unable to dispose of such securities promptly or at reasonable prices.
     We may also invest in securities that may not be restricted, but are thinly-traded. Although securities of certain MLPs trade on the New York Stock Exchange (“NYSE”), the American Stock Exchange (“AMEX”), The NASDAQ Stock Market or other securities exchanges or markets, such securities may have a lower trading volume less than those of larger companies due to their relatively smaller capitalizations. Such securities may be difficult to dispose of at a fair price during times when we believe it is desirable to do so. Thinly-traded securities are also more difficult to value and our Advisor’s judgment as to value will often be given greater weight than market quotations, if any exist. If market quotations are not available, thinly-traded securities will be valued in accordance with procedures established by our Board of Directors. Investment of capital in thinly-traded securities may restrict our ability to take advantage of market opportunities. The risks associated with thinly-traded securities may be particularly acute in situations in which our operations require cash and could result in us borrowing to meet our short term needs or incurring losses on the sale of thinly-traded securities
     Other Non-MLP Equity Securities. In addition to equity securities of MLPs, we may also invest in common and preferred stock, limited partner interests, convertible securities, warrants and depository receipts of companies that are organized as corporations, limited liability companies or limited partnerships. Common stock generally represents an equity ownership interest in an issuer.
     Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock we hold. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which we have exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, which increase borrowing costs and the costs of capital.
     Debt Securities. We may invest in debt securities of companies in the energy sector, including certain securities rated below investment grade (“junk bonds”). The debt securities we invest in may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. If a security satisfies our minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, we will not be required to dispose of such security. If a downgrade occurs, our Advisor will consider what action, including the sale of such security, is in our best interest and our stockholders’ best interests.
     Commercial Paper. We may invest in commercial paper. Commercial paper is a debt obligation usually issued by corporations and may be unsecured or secured by letters of credit or a surety bond. Commercial paper usually is repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk.
     Asset-backed commercial paper is a debt obligation generally issued by a corporate-sponsored special purpose entity to which the corporation has contributed cash-flowing receivables like credit card receivables, auto and equipment leases, and other receivables. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper.
     U.S. Government Securities. We may invest in U.S. Government Securities. There are two broad categories of U.S. Government-related debt instruments: (a) direct obligations of the U.S. Treasury, and (b) securities issued or guaranteed by U.S. Government agencies. Examples of direct obligations of the U.S. Treasury are Treasury bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years, and Treasury bonds generally have original maturities of greater than ten years.
     Some agency securities are backed by the full faith and credit of the United States, and others are backed only by the rights of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies, and such securities may involve risk of loss of principal and interest.
     Repurchase Agreements. We may enter into “repurchase agreements” backed by U.S. Government Securities. A repurchase agreement arises when we purchase a security and simultaneously agree to resell it to the vendor at an agreed upon future date. The resale price is greater than the purchase price, reflecting an agreed upon market rate of return that is effective for the period of time we hold the security and that is not related to the coupon rate on the purchased security. Such agreements generally have maturities of no more than seven days and could be used to permit us to earn interest on assets awaiting long-term investment. We require continuous maintenance by our custodian for our account in the Federal Reserve/Treasury Book-Entry System of collateral in an amount equal to, or in excess of, the market value of the securities that are the subject of a repurchase agreement. Repurchase agreements maturing in more than seven days are considered illiquid securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, we could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while we seek to enforce our rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing our rights.
     Margin Borrowing. Although we do not currently intend to, we may in the future use margin borrowing of up to 33 1/3% of total assets for investment purposes when our Advisor believes it will enhance returns. Margin borrowings create certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which we have borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then we could be subject to a “margin call,” pursuant to which we must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of our assets, we might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice. Any use of margin borrowing by us would be subject to the limitations of the 1940 Act, including the prohibition from us issuing more than one class of senior securities, and the asset coverage requirements discussed earlier in this Statement of Additional Information.
     Interest Rate Transactions. In an attempt to reduce the interest rate risk in the event we leverage our capital structure, we may in the future use interest rate transactions such as swaps, caps and floors. There is no assurance that the interest rate hedging transactions into which we enter will be effective in reducing our exposure to interest rate risk. Hedging transactions are subject to correlation risk, which is the risk that payment on our hedging transactions may not correlate exactly with our payment obligations on senior securities.
     The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, we would agree to pay to the other party to the interest rate swap (which is known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to us a variable rate payment that is intended to approximate our variable rate payment obligation on any variable rate borrowings. The payment obligations would be based on the notional amount of the swap. In an interest rate cap, we would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. In an interest rate floor, we would be entitled to receive, to the extent that a specified index falls below a predetermined interest rate, payments of interest on a notional principal amount from the party selling the interest rate floor. Depending on the state of interest rates in general, our use of interest rate transactions could enhance or decrease distributable cash flow (generally, cash from operations less certain operating expenses and reserves) available to the shares of our common stock. To the extent there is a decline in interest rates, the value of the interest rate transactions could decline, and could result in a decline in the net asset value of the shares of our common stock. In addition, if the counterparty to an interest rate transaction defaults, we would not be able to use the anticipated net receipts under the interest rate transaction to offset our cost of financial leverage. When interest rate swap transactions are outstanding, we will segregate liquid assets with our custodian in an amount equal to our net payment obligation under the swap.
     Delayed-Delivery Transactions. Securities may be bought and sold on a delayed-delivery or when-issued basis. These transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. We may receive fees or price concessions for entering into delayed-delivery transactions.
     When purchasing securities on a delayed-delivery basis, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with our investments. If we remain substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, we will segregate appropriate liquid assets with our custodian to cover the purchase obligations. When we have sold a security on a delayed-delivery basis, we do not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, we could miss a favorable price or yield opportunity or suffer a loss.
     Securities Lending. We may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows us to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by our Advisor to be of good credit and legal standing. Furthermore, loans of securities will only be made if, in our Advisor’s judgment, the consideration to be earned from such loans would justify the risk.
     Our Advisor understands that it is the current view of the SEC staff that we may engage in loan transactions only under the following conditions: (1) we must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes)

from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, we must be able to terminate the loan at any time; (4) we must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) we may pay only reasonable custodian fees in connection with the loan; and (6) our Board of Directors must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.
     Non-U.S. Dollar Denominated Securities. We may invest a portion of our assets in non-U.S. dollar denominated securities that otherwise meet our investment objectives. These securities may be issued by companies organized and having securities traded on an exchange outside the U.S. or may be securities of U.S. companies that are denominated in the currency of a different country.
     Temporary Investments and Defensive Investments. Pending investment of the net proceeds received by us from this offering (which we expect may take approximately six months following the closing of this offering), we may invest substantially all of the net proceeds received by us from this offering initially in securities of MLPs operating in the midstream segment of the energy sector.
     We may also initially invest the net offering proceeds in cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper, other liquid fixed-income securities or the securities of other investment companies (to the extent such investments are permissible under the 1940 Act) — all of which are expected to provide a lower yield than the securities of MLPs and their affiliates. We may also invest in these instruments on a temporary basis to meet working capital needs including, but not limited to, holding a reserve pending payment of distributions, and facilitating the payment of expenses and settlement of trades. In addition, and although inconsistent with our investment objective, under adverse market or economic conditions, we may invest 100% of our total assets in these securities. The yield on these securities may be lower than the returns on securities of MLPs or yields on lower rated fixed-income securities. To the extent we invest in these securities on a temporary basis or for defensive purposes, we may not achieve our investment objective.
Investment Process and Due Diligence
     In conducting due diligence, our Advisor uses available public information and information obtained from its relationships with management teams, vendors and suppliers to companies in which it might invest, investment bankers, consultants and other advisors. Although our Advisor uses research provided by third parties when available, primary emphasis is placed on proprietary analysis and valuation models conducted and maintained by our Advisor’s in-house investment professionals.
     The due diligence process followed by our Advisor’s investment professionals is highly detailed and structured. Our Advisor seeks to exercise discipline with respect to company valuations and institute appropriate structural protections in our investment agreements. After our Advisor’s investment professionals undertake initial due diligence of a prospective investment, our Advisor’s investment committee determines whether to approve the initiation of more extensive due diligence by our Advisor’s investment professionals if the potential investment is worth pursuing. At the conclusion of the diligence process, our Advisor’s investment committee is informed of critical findings and conclusions. The due diligence process typically includes:
•	review of historical and prospective financial information;

•	review and analysis of financial models and projections;

•	for many investments in private companies in the upstream and midstream segments of the energy sector, review of third-party geological and engineering reserve reports and internal engineering reviews;

•	evaluation by an on-staff petroleum engineer with extensive technical, geological and engineering expertise;

•	on-site visits;

•	legal reviews of the status of the potential portfolio company’s title to its assets;

•	environmental diligence and assessments;

•	interviews with management, employees, customers and vendors of the prospective portfolio company;

•	research relating to the prospective portfolio company’s industry, regulatory environment, products, services and competitors;

•	review of financial, accounting and operating systems;

•	review of relevant corporate, partnership and other material agreements;

•	review of contingent liabilities; and

•	research relating to the prospective company’s management, including background and reference checks using our Advisor’s industry contact base and commercial databases and other investigative sources.
     Additional due diligence with respect to any investment may be conducted on our behalf by our legal counsel and accountants, as well as by other outside advisors and consultants, as appropriate.
     Upon the conclusion of the due diligence process, our Advisor’s investment professionals present a detailed investment proposal to our Advisor’s investment committee. The Advisor’s seven senior investment professionals have an average of 20 years of experience in energy, leveraged finance and private equity investing. The members of our Advisor’s investment committee have an average of over 20 years of financial investment experience. All decisions to invest in a company must be approved by the unanimous decision of our Advisor’s investment committee.
Investment Structure and Types of Investments
     Once our Advisor’s investment committee has determined that a prospective company is suitable for investment, for those transactions in which we buy securities in a privately negotiated transaction, we will work with the management of that company and its other capital providers, including senior and junior debtholders and equity capital providers, if any, to structure an investment. We will negotiate among these parties to agree on how our investment is expected to perform relative to the other capital in the portfolio company’s capital structure. We expect substantially all of our investments will be in equity securities. The different types of equity securities in which we may invest are described under “Investment Objective and Principal Investment Strategies.”
Investments
     We believe that our Advisor’s expertise in investing in small and middle market companies in the upstream and midstream segments of the energy sector, and our Advisor’s experience as an investment advisor in the energy sector, positions our Advisor to identify and capitalize on desirable investment opportunities. In addition, we believe that our Advisor’s regular contact with companies in the energy sector, investment bankers engaged in financing and merger and acquisition advisory work, and other professionals providing services to growth companies in the energy sector, will contribute to the number of quality investment opportunities that we can evaluate.
Ongoing Relationships with Portfolio Companies
Monitoring
     The investment professionals of our Advisor monitor each investment to determine progress relative to meeting the company’s business plan and to assess the appropriate strategic and tactical courses of action for the company. This monitoring may be accomplished by attendance at board of directors meetings, the review of periodic operating reports and financial reports, an analysis of relevant reserve information and capital expenditure plans, and periodic consultations with engineers, geologists, and other experts. The performance of each investment is also periodically compared to the performance of similarly sized companies with comparable assets and businesses. Our Advisor’s monitoring activities are expected to provide it with the necessary access to monitor compliance with existing covenants, to enhance its ability to make qualified valuation decisions, and to assist its evaluation of the nature of the risks involved in each individual investment. In addition, these monitoring activities should permit our Advisor to diagnose and manage the common risk factors held by our total portfolio, such as sector concentration, exposure to a single financial sponsor, or sensitivity to a particular geographic market.
     As part of the monitoring process, our Advisor will continually assess the risk profile of each of our private company investments and rate them on a scale of 1 to 3 based on the following categories:
     (1) The company is performing at or above expectations and the trends and risk factors are generally favorable to neutral.
     (2) The company is performing below expectations and the investment’s risk has increased materially since origination. The company may generally be out of compliance with various covenants with its lenders; however, payments are generally not more than 120 days past due.

     (3) The company is performing materially below expectations and the investment risk has substantially increased since origination. Most or all of the company’s covenants are out of compliance, and payments are substantially delinquent. The investment is not expected to provide a full repayment of the amount invested.
     These ratings are used to guide our strategy for adjusting our portfolio and as valuable input in assessing the value of our investments.
Portfolio Turnover
     Our annual portfolio turnover rate may vary greatly from year to year. Although we cannot accurately predict our annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for us. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that we bear. High portfolio turnover may result in our recognition of gains that will increase our tax liability and thereby lower the amount of our after-tax distributions. In addition, high portfolio turnover may increase our current and accumulated earnings and profits, resulting in a greater portion of our distributions being treated as taxable dividends for federal income tax purposes. See “Certain U.S. Federal Income Tax Considerations.”
THE COMPANY
Indemnification of Directors and Officers
     Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (i) actual receipt of an improper benefit or profit in money, property or services or (ii) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
     Our Charter authorizes us, and our Bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our obligation to indemnify any director, officer or other individual, however, is limited by the 1940 Act and Investment Company Act Release No. 11330, which, among other things, prohibit us from indemnifying any director, officer or other individual from any liability resulting directly from the willful misconduct, bad faith, gross negligence in the performance of duties or reckless disregard of applicable obligations and duties of the directors, officers or other individuals and require us to set forth reasonable and fair means for determining whether indemnification shall be made.
     Maryland law requires a corporation (unless its charter provides otherwise, which our Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (i) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (ii) the director or officer actually received an improper personal benefit in money, property or services or (iii) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (i) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (ii) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

     These provisions do not limit or eliminate our rights or the rights of any of our stockholders to seek nonmonetary relief such as an injunction or rescission in the event any of our directors or officers breaches his or her duties. These provisions will not alter the liability of our directors or officers under federal securities laws.
Code of Ethics
     We and our Advisor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act, which is applicable to the officers, directors and designated employees of us and our Advisor (collectively, the “Codes”). Subject to certain limitations, the Codes permit those officers, directors and designated employees of us and our Advisor (the “Covered Persons”) to invest in securities, including securities that may be purchased or held by us. The Codes contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of Covered Persons and the interests of investment advisory clients such as us. Among other things, the Codes prohibit certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires submission of duplicate broker confirmations and statements and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Codes may be granted in particular circumstances after review by appropriate personnel.
     The Codes can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The Codes are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

PORTFOLIO TRANSACTIONS AND BROKERAGE
     Our Advisor is responsible for decisions to buy and sell securities for us, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. When we purchase securities listed on a stock exchange, those transactions will be effected through brokers who charge a commission for their services. We also may invest in securities that are traded principally in the over-the-counter market. In the over-the-counter market, securities generally are traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). We will also purchase securities, including debt and mezzanine securities, directly from an issuer, in which case no commissions or discounts will be paid.
     Payments of commissions to brokers who are affiliated persons of ours (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the 1940 Act. Commissions paid on such transactions would be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated. Subject to policies established by our Advisor and approved by our Board of Directors, we do not expect to execute transactions through any particular broker or dealer, but we will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. We have not yet completed our first fiscal year, but as of October 15, 2007 we had paid $21,040 in brokerage commissions.
     Our Advisor may, consistent with our interests, select brokers on the basis of the research, statistical and pricing services they provide to us and our Advisor’s other clients. Such research, statistical and pricing services must provide lawful and appropriate assistance to our Advisor’s investment decision-making process in order for such research, statistical and pricing services to be considered by our Advisor in selecting a broker. These research services may include information on securities markets, the economy, individual companies, pricing information, research products and services and such other services as may be permitted from time to time by Section 28(e) of the Exchange Act. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by our Advisor under its advisory agreement with us. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that our Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of our Advisor to us and its other clients and that the total commissions paid by us will be reasonable in relation to the benefits to us over the long-term. The management fees that we pay to our Advisor will not be reduced as a consequence of our Advisor’s receipt of brokerage and research services. To the extent that portfolio transactions are used to obtain such services, the brokerage commissions paid by us will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services generally may be useful and of value to our Advisor in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to our Advisor in carrying out its obligations to the Company. While such services are not expected to reduce the expenses of our Advisor, our Advisor would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through their own staff.
     One or more of the other investment companies or accounts that our Advisor manages may own from time to time some of the same investments as us. Investment decisions for us are made independently from those of other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Advisor in its discretion in accordance with the accounts’ various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for us. In other cases, however, our ability to participate in volume transactions may produce better execution for us. It is the opinion of our Board of Directors that this advantage, when combined with the other benefits available due to our Advisor’s organization, outweigh any disadvantages that may be said to exist from exposure to simultaneous transactions.
     It is not our policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that our annual portfolio turnover rate will be less than 30%. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.
DESCRIPTION OF CAPITAL STOCK
     We are authorized to issue up to 100,000,000 shares of common stock, $0.001 par value per share, and up to 10,000,000 shares of preferred stock, $0.001 par value per share. As of the date of this Statement of Additional Information, we have 5,550,571 of our common shares issued and outstanding. Upon completion of this offering, we will have            of our common shares issued and outstanding. Our Board of Directors may, without any action by our stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. In addition, our Charter authorizes our Board of Directors, without any action by our stockholders, to classify and reclassify any unissued common shares and preferred shares into other classes or series of stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to cash or other distributions, qualifications and terms or conditions of redemption for each class or series. Although there is no present intention of doing so, we could issue a class or series of stock that could delay, defer or prevent a transaction or a change in control that might otherwise be in our stockholders’ best interests. Under Maryland law, our stockholders generally are not liable for our debts or obligations.
     The following table provides information about our outstanding capital stock upon completion of this offering:

		Number of Shares
	Number of	Held by the	Number of
	Shares	Company or for	Shares
Title of Class	Authorized	its Account	Outstanding
Common Stock	100,000,000	0
Preferred Stock	10,000,000	0	0
Common Shares
     All common shares offered by this prospectus will be duly authorized, fully paid and nonassessable. Our stockholders are entitled to receive distributions if and when authorized by our Board of Directors and declared by us out of assets legally available for the payment of distributions. Our stockholders are also entitled to share ratably in the assets legally available for distribution to our stockholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities. These rights are subject to the preferential rights of any other class or series of our capital stock.
     In the event that we have preferred shares outstanding, and so long as we remain subject to the 1940 Act, holders of our common shares will not be entitled to receive any net income of, or other distributions from, us unless all accumulated distributions on preferred shares have been paid and the asset coverage (as defined in the 1940 Act) with respect to preferred shares and any outstanding debt is at least 200% after giving effect to such distributions.
     Each outstanding common share entitles the holder to one vote on all matters submitted to a vote of our stockholders, including the election of directors. The presence of the holders of shares of our stock entitled to cast a majority of the votes entitled to be cast shall constitute a quorum at a meeting of our stockholders. Our Charter provides that, except as otherwise provided in our Bylaws, each director shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. Our Bylaws provide that each director shall be elected by a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present. There is no cumulative voting in the election of directors. Consequently, at each annual meeting of our stockholders, the holders of a majority of the outstanding shares of capital stock entitled to vote will be able to elect all of the successors of the class of directors whose terms expire at that meeting. Pursuant to our Charter and Bylaws, our Board of Directors may amend the Bylaws to alter the vote required to elect directors.
     Holders of our common shares have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of our securities. All of our common shares will have equal distribution, liquidation and other rights.
     The Charter provides for approval of certain extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. The Charter also provides that any proposal to convert us from a closed-end investment company to an open-end investment company or any proposal to liquidate or dissolve the Company requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such a proposal is approved by at least two-thirds of the continuing directors (in addition to approval by the full Board of Directors), such proposal may be approved by a majority of the votes entitled to be cast on such matter, each voting as a separate class. The “continuing directors” are defined in the Charter as the current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors then on the Board of Directors.
     Under the rules of the NYSE applicable to listed companies, we normally will be required to hold an annual meeting of stockholders in each fiscal year. If we are converted to an open-end company or if for any other reason the shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of stockholders), we may decide not to hold annual meetings of stockholders.
     We have no present intention of offering additional common shares, except as described in the prospectus and under the Dividend Reinvestment Plan, as amended from time to time.
Preferred Shares
     We may, but are not required to, issue preferred shares. As long as we remain subject to the 1940 Act at the time of a preferred share offering, we will be subject to the 1940 Act restriction that currently limits the aggregate liquidation preference of all outstanding preferred stock to 50% of the value of our total assets less our liabilities and indebtedness. We also believe the liquidation preference, voting rights and redemption provisions of the preferred shares will be similar to those stated below.
     As long as we are subject to the 1940 Act, the holders of any preferred shares, voting separately as a single class, will have the right to elect at least two members of our Board of Directors at all times. The remaining directors will be elected by holders of common shares and preferred stock, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred stock will have the right to elect a majority of the directors at any time accumulated distributions on any preferred stock have not been paid for at least two years. The 1940 Act also requires that, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred stock, voting separately as a class, would be required to adopt any plan of reorganization that would adversely affect the preferred stock. See “Certain Provisions of Our Charter and Bylaws and the Maryland General Corporation Law.” As a result of these voting rights, our ability to take any such actions may be impeded to the extent that any of our preferred shares are outstanding.
     The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers. The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.
     The terms of the preferred shares, if issued, are expected to provide that (i) they are redeemable in whole or in part at the original purchase price per share plus accrued distributions per share, (ii) we may tender for or repurchase our preferred shares and (iii) we may subsequently resell any shares so tendered for or repurchased by us. Any redemption or purchase of our preferred shares will reduce the leverage applicable to our common shares, while any resale of our preferred shares will increase that leverage.
     The discussion above describes the possible offering of our preferred shares. If our Board of Directors determines to proceed with such an offering, the terms of our preferred shares may be the same as, or different from, the terms described above, subject to applicable law and our Charter. Our Board of Directors, without the approval of the holders of our common shares, may authorize an offering of preferred shares or may determine not to authorize such an offering and may fix the terms of our preferred shares to be offered.
     The information contained under this heading is subject to the provisions contained in our Charter and Bylaws and the laws of the State of Maryland.
CERTAIN PROVISIONS OF OUR CHARTER AND BYLAWS AND
THE MARYLAND GENERAL CORPORATION LAW
     The following description of certain provisions of our Charter and Bylaws is only a summary. For a complete description, please refer to our Charter and Bylaws, copies of which are obtainable upon request.
     Our Charter and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of us, causing us to engage in certain transactions or modifying our structure. These provisions, all of which are summarized below, may be regarded as “anti-takeover” provisions. Such provisions could limit the ability of our stockholders to sell their shares at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of us. In addition, certain provisions of the 1940 Act may serve to discourage a third party from seeking to obtain control of us.
Number and Classification of our Board of Directors; Election of Directors
     Our Charter and Bylaws provide that the number of directors may be established only by our Board of Directors pursuant to the Bylaws, but may not be less than one. Our Bylaws provide that the number of directors may not be greater than nine. Pursuant to our Charter, our Board of Directors is divided into three classes: Class I, Class II and Class III. The term of each class of directors expires in a different successive year. Upon the expiration of their term, directors of each class are elected to serve for three-year terms and until their successors are duly elected and qualified. Each year, only one class of directors will be elected by the stockholders. The classification of our Board of Directors should help to assure the continuity and stability of our strategies and policies as determined by our Board of Directors.
     Our classified board could have the effect of making the replacement of incumbent directors more time-consuming and difficult. At least two annual meetings of our stockholders, instead of one, will generally be required to effect a change in a majority of our Board of Directors. Thus, the classification of our Board of Directors could increase the likelihood that incumbent directors will retain their positions and may delay, defer or prevent a change in control of our Board of Directors, even though a change in control might be in the best interests of our stockholders.
Vacancies on Board of Directors; Removal of Directors
     Our Charter provides that we have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on our Board of Directors. Accordingly, except as may be provided by our Board of Directors in setting the terms of any class or series of preferred shares, any and all vacancies on our Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualified, subject to any applicable requirements of the 1940 Act.
     The Charter provides that, subject to the rights of holders of one or more classes of our preferred stock, a director may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of our directors. This provision, when coupled with the provisions in our Charter and Bylaws regarding the filling of vacancies on our Board of Directors, precludes our stockholders from removing incumbent directors, except for cause and by a substantial affirmative vote, and filling the vacancies created by the removal with nominees of our stockholders.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws
     Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of Charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter.
     Our Charter and Bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our Bylaws.
Advance Notice of Director Nominations and New Business
     Our Bylaws provide that with respect to an annual meeting of our stockholders, nominations of persons for election to our Board of Directors and the proposal of business to be considered by our stockholders may be made only (i) pursuant to our notice of the meeting, (ii) by or at the direction of our Board of Directors or (iii) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our Bylaws. With respect to special meetings of our stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to our Board of Directors at a special meeting may be made only (i) pursuant to our notice of the meeting, (ii) by or at the direction of our Board of Directors, or (iii) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions
Limitation of Liability of Directors and Officers; Indemnification and Advancement of Expenses
     Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (i) actual receipt of an improper benefit or profit in money, property or services or (ii) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
     Our Charter authorizes us, and our Bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our obligation to indemnify any director, officer or other individual, however, is limited by the 1940 Act and Investment Company Act Release No. 11330, which, among other things, prohibit us from indemnifying any director, officer or other individual from any liability resulting directly from the willful misconduct, bad faith, gross negligence in the performance of duties or reckless disregard of applicable obligations and duties of the directors, officers or other individuals and require us to set forth reasonable and fair means for determining whether indemnification shall be made.
     Maryland law requires a corporation (unless its charter provides otherwise, which our Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (i) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (ii) the director or officer actually received an improper personal benefit in money, property or services or (iii) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (i) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (ii) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
     These provisions do not limit or eliminate our rights or the rights of any of our stockholders to seek nonmonetary relief such as an injunction or rescission in the event any of our directors or officers breaches his or her duties. These provisions will not alter the liability of our directors or officers under federal securities laws.

NET ASSET VALUE
     We determine the NAV of our common shares on a quarterly basis and at such other times as our Board of Directors may determine. We make our NAV available for publication quarterly. The NAV per common share equals our NAV divided by the number of outstanding common shares. Our NAV equals the value of our total assets (the value of the securities held plus cash or other assets, including interest accrued but not yet received) less: (i) all of our liabilities (including accrued expenses and both current and deferred income taxes); (ii) accumulated and unpaid distributions on any outstanding preferred stock; (iii) the aggregate liquidation preference of any outstanding preferred stock; (iv) accrued and unpaid interest payments on any outstanding indebtedness; (v) the aggregate principal amount of any outstanding indebtedness; and (vi) any distributions payable on our common stock.
Valuation Methodology — Public Finance
     Our process for determining the market price of a publicly traded investment is as follows. For equity securities, we first use readily available market quotations and obtain direct written broker-dealer quotations if a security is not traded on an exchange or quotations are not available from an approved pricing service. For fixed-income securities, we use readily available market quotations based upon the last updated sale price or market value from a pricing service or by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security. If no sales are reported on any national securities exchange or over-the-counter market, we use the calculated mean based on bid and asked prices obtained from the primary national securities exchange or over-the-counter market. Other assets are valued at market value pursuant to written valuation procedures adopted by our Board of Directors.
Valuation Methodology — Private Finance
     We may invest a substantial portion of our assets in the securities of private companies, for which there generally will not be a readily available market price. Therefore, our Board of Directors may value these investments at fair value in good faith. There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each investment while employing a consistently applied valuation process. Many of our investments may generally be subject to restrictions on resale and generally have no established trading market. Because of the type of investments that we will make and the nature of our business, our valuation process will require an analysis of various factors. Our fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition, and market changing events that impact valuation. We determine fair value to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale.
     Our Board of Directors will undertake a multi-step valuation process each quarter in connection with determining the fair value of our investments:
•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of our Advisor. As part of this process, materials will be prepared containing their supporting analysis;
•	The investment committee of our Advisor reviews the preliminary valuations, and the investment professionals of our Advisor will consider and assess, as appropriate, any changes that may be required to the preliminary valuation to address any comments provided by the investment committee of our Advisor;
•	Our Board of Directors assesses the valuations and will ultimately determine the fair value of each investment in our portfolio in good faith; and
•	An independent valuation firm engaged by us to advise our Board of Directors will perform certain limited procedures that we will have identified and asked them to perform on a selection of these valuations as determined by us.
     We have retained Duff & Phelps, LLC, an independent valuation firm, to advise our Board of Directors and provide third-party valuation consulting services which will consist of certain limited procedures that we will identify and request them to perform. Upon completion of such limited procedures, Duff & Phelps, LLC will review the fair value, as determined by us, of those investments subjected to their limited procedures, and make a determination as to whether the fair value, as determined by us, does or does not appear to be unreasonable. The independent valuation firm’s limited procedures do not and will not involve an audit, review, compilation or any other form of examination or attestation under generally accepted auditing standards. Our Board of Directors is solely responsible for determining the fair value of the investments in good faith. Duff & Phelps, LLC is not responsible for determining the fair value of any individual investment or portfolio of investments, nor are the limited procedures performed by Duff & Phelps, LLC intended to be used to determine fair value of any investment or portfolio of investment. The limited procedures performed by Duff & Phelps, LLC are supplementary to the inquiries and procedures that the Board of Directors is required to undertake to determine the fair value of the investments in good faith.
     Because of the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by our Board of Directors may be materially different from the values that would have been used had a ready market existed for the investments. Determination of fair value involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.
CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS
     The following discussion is a general summary of the material U.S. federal income tax considerations that are applicable to us and to an investment in our common shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, the following discussion does not describe income tax consequences that are assumed to be generally known by a U.S. stockholder (as defined below) or certain considerations that may be relevant to certain types of U.S. stockholders subject to special treatment under U.S. federal income tax laws, including tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts and financial institutions. This summary assumes that you hold our common shares as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not and will not seek any ruling from the Internal Revenue Service (the “Service”) regarding any of the tax considerations discussed herein. Except as discussed below, this summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.
     A “U.S. stockholder” generally is a beneficial owner of our common shares that is, for U.S. federal income tax purposes, any one of the following:

•	a citizen or resident of the United States;

•	a corporation, partnership or other entity created in or organized under the laws of the United States or any political subdivision thereof;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust subject to the supervision of a court within the United States and the control of a United States person.
     A “Non-U.S. stockholder” is a beneficial owner of our common shares that is not a U.S. stockholder.
     If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds our common shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partnership holding our common shares or a partner of such a partnership should consult his, her or its own tax advisor with respect to the purchase, ownership and disposition of our common shares.
     Tax matters are very complicated and the tax consequences to a U.S. stockholder or a Non-U.S. stockholder of an investment in our common shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws and the effect of any possible changes in the tax laws.
Federal Income Taxation of the Company
     We have been formed as a corporation under Maryland law. We currently are, have been, and intend to continue to be, treated as a corporation for U.S. federal income tax purposes. Thus, we are, and intend to continue to be, obligated to pay federal and applicable state income tax on our taxable income. We intend to invest our assets primarily in entities treated as partnerships for U.S. federal income tax purposes. As a partner in a partnership, we must report our allocable share of the partnership’s taxable income in computing our taxable income. Based upon our review of the historic results of the type of entity in which we intend to invest, we expect that the cash distributions received by us with respect to our investments in partnerships will exceed the taxable income allocated to us from such investments. There is no assurance that our expectation regarding distributions from the partnerships exceeding allocated taxable income from the partnerships will be realized. If this expectation is not realized, there will be greater taxes paid by us and less cash available to distribute to our stockholders. In addition, we will take into account in computing our taxable income amounts of gain or loss recognized by us on the disposition of our investments. Currently, the maximum federal income tax rate for a corporation is 35%. We may be subject to a 20% federal alternative minimum tax on our federal alternative minimum taxable income to the extent that our alternative minimum tax exceeds our regular federal income tax.
     We will be treated as a corporation and not as a RIC for federal income tax purposes. The Code generally provides that a RIC does not pay an entity level income tax, provided that it distributes all or substantially all of its income. The RIC taxation rules currently do not, and are not intended in the future to, have any application to us or to our stockholders.
Taxation of U.S. Stockholders
     A distribution by us on your common shares will be treated as a taxable dividend to you to the extent of your share of our current or accumulated earnings and profits as determined under federal income tax principles. If the distribution exceeds your share of our earnings and profits, the distribution will be treated as a return of capital to the extent of your basis in our common shares, and then as capital gain. You will receive a Form 1099 from us and will recognize dividend income only to the extent of your share of our current or accumulated earnings and profits.
     Generally, our earnings and profits are computed based upon taxable income, with certain specified adjustments. These adjustments include potentially significant deferrals in the deduction of certain oil and gas exploration costs and mine exploration and development costs for earnings and profits computational purposes, as opposed to the computation of federal taxable income. Thus, our earnings and profits might exceed our taxable income, resulting in the portion of your distribution that is treated as dividend income exceeding your proportionate share of our taxable income. As explained above, we anticipate that the distributed cash from our portfolio investments in entities treated as partnerships for tax purposes will exceed our share of taxable income and earnings and profits from those portfolio investments. Thus, we anticipate that only a portion of distributions we make on the common shares will be treated as dividend income to our stockholders.

     The federal income tax law generally provides that qualifying dividend income paid to non-corporate U.S. stockholders is subject to federal income tax at the rate applicable to long-term capital gains, which is generally a maximum rate of 15%. The portion of our distributions on our common shares treated as dividends for federal income tax purposes will be treated as qualifying dividends for federal income tax purposes provided that you satisfy certain holding period and other applicable requirements. This rate of tax on dividends is currently scheduled to increase back to ordinary income rates after December 31, 2010. If we are taxed as a general business corporation, a corporate U.S. stockholder generally will be eligible for the dividends-received deduction generally allowed U.S. corporations in respect of dividends received from U.S. corporations provided that the corporate U.S. stockholder satisfies certain holding period and other applicable requirements.
     If a U.S. stockholder participates in our automatic dividend reinvestment plan, such U.S. stockholder will be taxed upon the amount of distributions as if such amount had been received by the participating U.S. stockholder and the U.S. stockholder reinvested such amount in additional common shares.
     Upon a sale, exchange or other taxable disposition of our common shares, a U.S. stockholder will recognize a taxable gain or loss depending upon his, her or its basis in our common shares. Such gain or loss will be treated as long-term capital gain or loss if our common shares have been held for more than one year at the time of disposition. Subject to limited exceptions, capital losses cannot be used to offset ordinary income. In the case of a non-corporate U.S. stockholder, long-term capital gain generally is subject to a maximum tax rate of 15%, which maximum tax rate is currently scheduled to increase to 20% for dispositions occurring during taxable years beginning on or after January 1, 2011.
     We may be required to withhold U.S. federal income tax (“backup withholding”) at a 28%-rate from all taxable distributions to any non-corporate U.S. stockholder (i) who fails to furnish a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (ii) with respect to whom the Service has notified us that such stockholder has failed to properly report certain interest and dividend income to the Service and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability, provided that proper information is timely provided to the Service.
Taxation of Non-U.S. Stockholders
     Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend on that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our common shares.
     In general, distributions paid by us to a Non-U.S. stockholder are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if required by an applicable income tax treaty, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States), we will not be required to withhold federal income tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. stockholders. Any such effectively connected dividends may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.)
     A Non-U.S. stockholder generally will not be taxed on any gain recognized on a disposition of our common stock unless:
•	the gain is effectively connected with the Non-U.S. stockholder’s conduct of a trade or business in the United States and, if required by an applicable income tax treaty, is attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States; in these cases, the gain will be taxed on a net income basis at the regular graduated rates and in the manner applicable to U.S. stockholders (unless an applicable income tax treaty provides otherwise) and, under certain circumstances, the “branch profits tax” described above may also apply;

•	the Non-U.S. stockholder is an individual who holds our common stock as a capital asset, is present in the United States for more than 182 days in the taxable year of the disposition and meets other requirements (in which case, except as otherwise provided by an applicable income tax treaty, the gain, which may be offset by U.S. source capital losses, generally will be subject to a flat 30% U.S. federal income tax, even though the Non-U.S. stockholder is not considered a resident alien under the Code); or

•	we are or have been a “U.S. real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. stockholder held our common stock.
     Generally, a corporation is a “U.S. real property holding corporation” if the fair market value of its “U.S. real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus its other assets used or held for use in a trade or business. For this purpose, we generally will be treated as owning our proportionate share of the assets of a partnership in which we own an equity interest. The determination of whether we are a U.S. real property holding corporation at any given time will depend on the mix of our assets and their fair market values at such time, which is difficult to predict, and it is possible that we will be a U.S. real property holding corporation. However, the tax relating to stock in a U.S. real property holding corporation generally will not apply to a Non-U.S. stockholder whose holdings, direct and indirect, at all times during the applicable period, constituted 5% or less of our common shares (a “Non-5% holder”), provided that our common shares were regularly traded on an established securities market at any time during the calendar year of the disposition. Our common shares were not initially regularly traded on an established securities market. However, contemporaneous with this offering, we intend to have our shares listed on the NYSE and, thus, at such time our shares likely will be treated as regularly traded on an established securities market. As a result, a Non-5% holder would not be taxed for U.S. federal income tax purposes on any gain realized on the disposition of our common shares on a net income basis. A 5% or greater holder would be taxable on the gain as if the gain were effectively connected with the conduct of a U.S. trade or business by the 5% or greater holder during the taxable year and, in such case, the person acquiring our common shares from a 5% or greater holder generally would have to withhold 10% of the amount of the proceeds of the disposition. Such withholding may be reduced or eliminated pursuant to a withholding certificate issued by the Service in accordance with applicable U.S. Treasury regulations. We urge all Non-U.S. stockholders to consult their own tax advisors regarding the application of these rules to them.
     A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute or successor form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.
     Our common shares that are owned or treated as owned by an individual who is not a U.S. citizen or resident of the United States (as specially defined for U.S. federal estate tax purposes) at the time of death will be included in the individual’s gross estate for U.S. federal estate tax purposes, unless an applicable estate tax or other treaty provides otherwise and, therefore, may be subject to U.S. federal estate tax.
     We urge all non-U.S. persons to consult their own tax advisors with respect to the United States federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.
PROXY VOTING POLICIES
     We, along with our Advisor, have adopted proxy voting policies and procedures (“Proxy Policy”) that we believe are reasonably designed to ensure that proxies are voted in our best interests and the best interests of our stockholders. Subject to its oversight, our Board of Directors has delegated responsibility for implementing the Proxy Policy to our Advisor.
     In the event requests for proxies are received to vote equity securities on routine matters, such as election of directors or ratification of auditors, the proxies usually will be voted in accordance with the recommendation of the company’s management unless our Advisor determines it has a conflict or our Advisor determines there are other reasons not to vote in accordance with the recommendation of the company’s management. On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and equity compensation plans, corporate governance proposals and stockholder proposals, our Advisor will vote, or abstain from voting if deemed appropriate, on a case-by-case basis in a manner it believes to be in the best economic interest of our stockholders. In the event requests for proxies are received with respect to debt securities, our Advisor will vote on a case-by-case basis in a manner it believes to be in the best economic interest of our stockholders.
     Our Chief Executive Officer is responsible for monitoring our actions and ensuring that (i) proxies are received and forwarded to the appropriate decisionmakers, and (ii) proxies are voted in a timely manner upon receipt of voting instructions. We are not responsible for voting proxies we do not receive, but we will make reasonable efforts to obtain missing proxies. Our Chief Executive Officer has implemented procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (i) significant client relationships, (ii) other potential material business relationships, and (iii) material personal and family relationships.

All decisions regarding proxy voting are determined by our Advisor’s investment committee and are executed by our Chief Executive Officer or, if the proxy may be voted electronically, electronically voted by the Chief Executive Officer or his designee. Every effort is made to consult with the portfolio manager and/or analyst covering the security. We may determine not to vote a particular proxy if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).
     If a request for proxy presents a conflict of interest between our stockholders, on the one hand, and our Advisor, the principal placement agents, or any affiliated persons of ours, on the other hand, our management may (i) disclose the potential conflict to our Board of Directors and obtain consent, or (ii) establish an ethical wall or other informational barrier between the persons involved in the conflict and the persons making the voting decisions.
     We have not yet been required to file a Form N-PX disclosing our proxy voting record. Once we have made that initial filing (for the period ending June 30, 2008), we will be required to make such filings on an annual basis and information regarding how we voted proxies will be available without charge by calling us at (913) 981-1020 or toll-free at (866) 362-9331. You also may access this information on the SEC’s website at http://www.sec.gov.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     Ernst & Young LLP, 1200 Main Street, Kansas City, Missouri 64105, serves as our independent registered public accounting firm. Ernst & Young LLP will provide audit and audit-related services, tax return preparation and assistance and consultation in connection with review of our filings with the SEC. Our financial statements as of November 30, 2007 included in our prospectus relating hereto dated      , 2008 have been audited by Ernst & Young LLP. Their report on these financial statements is included herein.
ADMINISTRATOR, CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT AND REGISTRAR
      Pursuant to an Administration Agreement between us and our Advisor, we have engaged our Advisor to perform (or oversee or arrange for the performance of) the administrative services necessary for our operation, including without limitation, providing us with equipment, clerical, book-keeping and record-keeping services. For these services we pay our Advisor an administration fee equal to: 0.06% of our aggregate average daily Managed Assets up to and including $100 million; 0.04% of our aggregate average daily Managed Assets on the next $250 million; and 0.03% on the balance of our aggregate daily Managed Assets, subject to a minimum annual administration fee of $45,000. The address of the administrator is 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210. As of February 29, 2008 we have paid our Advisor $22,365 in administration fees pursuant to the Administration Agreement since our inception in July 2007.
     U.S. Bank, N.A. serves as our custodian. We pay the custodian a monthly fee computed at an annual rate of 0.004% of our portfolio assets.
     The transfer agent and registrar for our common shares is Computershare Trust Company, N.A., P.O. Box 43078, Providence, Rhode Island 02940-3078. Its affiliate, Computershare Inc., also serves as our dividend disbursing agent.
ADDITIONAL INFORMATION
     A Registration Statement on Form N-2, including amendments thereto, relating to the common shares offered hereby, has been filed by the Company with the SEC. The Company’s prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. Please refer to the Registration Statement for further information with respect to the Company and the offering of the common shares. Statements contained in the Company’s prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to a Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

TORTOISE GAS AND OIL CORPORATION

STATEMENT OF ADDITIONAL INFORMATION

, 2008

Part C — Other Information
Item 25. Financial Statements and Exhibits
     1. Financial Statements:
     The Registrant’s audited financial statements as of November 30, 2007 and report of independent public accountants thereon, unaudited financial statements for the quarter ended February 29, 2008 and notes to those financial statements are included herein.
     2. Exhibits:

Exhibit
No.	Description of Document
a.	Articles of Incorporation(1)

b.	Bylaws (1)

c.	Inapplicable

d.	Form of Common Share Certificate #

e.	Form of Dividend Reinvestment Plan #

f.	Inapplicable

g.	Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. dated June 13, 2007(1)

h.1.	Form of Underwriting Agreement #

h.2.	Purchase Agreement with Stifel, Nicolaus & Company, Incorporated dated July 17, 2001(1)

h.3.	Placement Agreement with Stifel, Nicolaus & Company, Incorporated dated July 17, 2001(1)

i.	Inapplicable

j.	Custody Agreement with U.S. Bank National Association dated June 18, 2007(1)

k.1.	Administration Agreement with Tortoise Capital Advisors, LLC dated June 20, 2007(1)

k.2.	Transfer Agency and Service Agreement with Computershare Trust Company, N.A. and Computershare Inc. dated June 19, 2007 (1)

k.3.	Registration Rights Agreement with Stifel, Nicolaus & Company, Incorporated and Wachovia Capital Markets, LLC dated July 19, 2007 #

k.4.	Credit Agreement with U.S. Bank, N.A. dated October 31, 2007 *

l.	Opinion of Venable LLP #

m.	Inapplicable

n.	Consent of Independent Registered Public Accounting Firm *

o.	Inapplicable

p.	Form of Seed Capital Subscription Agreement(1)

q.	Inapplicable

r.1.	Code of Ethics of the Company(1)

r.2.	Code of Ethics of Tortoise Capital Advisors, L.L.C.(1)

*	Filed herewith.

#	To be filed by amendment

(1)	Incorporated by reference to Registrant’s Registration Statement on Form N-2, filed on September 28, 2007 (File No. 811-22097).
Item 26. Marketing Arrangements
     Reference is made to the form of underwriting agreement to be included as Exhibit h hereto.

Item 27. Other Expenses and Distribution
     The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

NASD filing fee
Securities and Exchange Commission fees	$
New York Stock Exchange listing fee	$
Directors’ fees and expenses	$
Accounting fees and expenses	$
Legal fees and expenses	$
Printing expenses	$
Transfer Agent’s fees	$
Miscellaneous	$

Total	$

Item 28. Persons Controlled by or Under Common Control
     None.
Item 29. Number of Holders of Securities
     As of March 31, 2008, the number of record holders of each class of securities of the Registrant was:

Number of
Title of Class	Record Holders
Common Stock	12
Item 30. Indemnification
     Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty which is established by a final judgment as being material to the cause of action. The Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law and the 1940 Act.
     The Charter authorizes the Company, to the maximum extent permitted by Maryland law and the 1940 Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer of the Company and at the request of the Company, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Company or as a present or former director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise, and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Bylaws obligate the Company, to the maximum extent permitted by Maryland law and the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director of the Company and at the request of the Company, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Company and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Charter and Bylaws also permit the Company to indemnify and advance expenses to any person who served a predecessor of the Company in any of the capacities described above and any employee or agent of the Company or a predecessor of the Company.
     Maryland law requires a corporation (unless its charter provides otherwise, which the Company’s Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made, or threatened to be made, a party by reason of his service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
Item 31. Business and Other Connections of Investment Advisor
     The information in the Statement of Additional Information under the caption “Management of the Company — Directors and Officers” and the information in the prospectus under the caption “Management of the Company — Investment Advisor” is hereby incorporated by reference.
Item 32. Location of Accounts and Records
     The Registrant’s accounts, books, and other documents are maintained at the offices of the Registrant, at the offices of the Registrant’s investment advisor, at the offices of the custodian, U.S. Bank, N.A., 1555 N. Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, or at the offices of the administrator, Tortoise Capital Advisors, L.L.C., 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210.
Item 33. Management Services
     Not applicable.
Item 34. Undertakings
     1. The Registrant undertakes to suspend the offering of the common shares until the Prospectus is amended if (a) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement, or (b) the net asset value increases to an amount greater than its net proceeds as state in the Prospectus.
     2. Not applicable.
     3. Not applicable.
     4. Not applicable.
     5. The Registrant is filing this Registration Statement pursuant to Rule 430A under the Securities Act and undertakes that (a) for the purposes of determining any liability under the Securities Act, the information omitted from the form of Prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of Prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective, and (b) for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of Prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.
k.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Overland Park and State of Kansas on the 20th day of May, 2008.

Tortoise Gas and Oil Corporation
By:	/s/ David J. Schulte
David J. Schulte,
President & CEO

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ Terry C. Matlack Terry C. Matlack	Chief Financial Officer and Director (Principal Financial and Accounting Officer)	May 20, 2008
/s/ David J. Schulte David J. Schulte	Chief Executive Officer (Principal Executive Officer)	May 20, 2008
/s/ Conrad S. Ciccotello* Conrad S. Ciccotello	Director	May 20, 2008
/s/ John R. Graham* John R. Graham	Director	May 20, 2008
/s/ Charles E. Heath* Charles E. Heath	Director	May 20, 2008

*	By David J. Schulte, pursuant to power of attorney filed with the Registrant’s Registration Statement on Form N-2, filed on October 17, 2007 (File Nos. 333-146774 and 811-22097).

Exhibit Index

Exhibit
No.	Description of Document
a.	Articles of Incorporation(1)

b.	Bylaws (1)

c.	Inapplicable

d.	Form of Common Share Certificate #

e.	Form of Dividend Reinvestment Plan #

f.	Inapplicable

g.	Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. dated June 13, 2007(1)

h.1.	Form of Underwriting Agreement #

h.2.	Purchase Agreement with Stifel, Nicolaus & Company, Incorporated dated July 17, 2001(1)

h.3.	Placement Agreement with Stifel, Nicolaus & Company, Incorporated dated July 17, 2001(1)

i.	Inapplicable

j.	Custody Agreement with U.S. Bank National Association dated June 18, 2007(1)

k.1.	Administration Agreement with Tortoise Capital Advisors, LLC dated June 20, 2007(1)

k.2.	Transfer Agency and Service Agreement with Computershare Trust Company, N.A. and Computershare Inc. dated June 19, 2007 (1)

k.3.	Registration Rights Agreement with Stifel, Nicolaus & Company, Incorporated and Wachovia Capital Markets, LLC dated July 19, 2007 #

k.4.	Credit Agreement with U.S. Bank, N.A. dated October 31, 2007 *

l.	Opinion of Venable LLP #

m.	Inapplicable

n.	Consent of Independent Registered Public Accounting Firm*

o.	Inapplicable

p.	Form of Seed Capital Subscription Agreement(1)

q.	Inapplicable

r.1.	Code of Ethics of the Company(1)

r.2.	Code of Ethics of Tortoise Capital Advisors, L.L.C.(1)

*	Filed herewith.

#	To be filed by amendment

(1)	Incorporated by reference to Registrant’s Registration Statement on Form N-2, filed on September 28, 2007 (File No. 811-22097).